                                                                  EXHIBIT 10.15


                                                           [CONFORMED COPY]

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                            LEAR SEATING CORPORATION
                (F/K/A LEAR SIEGLER SEATING CORP., AS SUCCESSOR
                    BY MERGER TO LSS ACQUISITION CORPORATION
                         AND LEAR HOLDINGS CORPORATION)



                        _______________________________

                                  $500,000,000
                          SECOND AMENDED AND RESTATED
                                CREDIT AGREEMENT


                         DATED AS OF NOVEMBER 29, 1994

                         ______________________________



                                 CHEMICAL BANK,
                            AS ADMINISTRATIVE AGENT

                                      AND

                BANKERS TRUST COMPANY, THE BANK OF NOVA SCOTIA,
                             CITICORP USA, INC. AND
                         LEHMAN COMMERCIAL PAPER INC.,
                               AS MANAGING AGENTS


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
                                  TABLE OF CONTENTS

                                                                       Page
          SECTION 1.   DEFINITIONS  . . . . . . . . . . . . . . . . . .   1

                1.1    Defined Terms  . . . . . . . . . . . . . . . . .   1
                1.2    Other Definitional Provisions  . . . . . . . . .  21

          SECTION 2.   AMOUNT AND TERMS OF LOAN COMMITMENTS . . . . . .  21

                2.1    Commitments  . . . . . . . . . . . . . . . . . .  21
                2.2    Revolving Credit Notes . . . . . . . . . . . . .  22
                2.3    Procedure for Revolving Credit Borrowings  . . .  22
                2.4    Swing Line Commitments . . . . . . . . . . . . .  23
                2.5    Swing Line Loan Participations . . . . . . . . .  24
                2.6    Conversion and Continuation Options  . . . . . .  25
                2.7    Minimum Amounts of Tranches  . . . . . . . . . .  25
                2.8    Termination or Reduction of Commitments  . . . .  25
                2.9    Mandatory Prepayments  . . . . . . . . . . . . .  26
                2.10   Inability to Determine Interest Rate . . . . . .  26
                2.11   Illegality . . . . . . . . . . . . . . . . . . .  27
                2.12   Requirements of Law  . . . . . . . . . . . . . .  27
                2.13   Indemnity  . . . . . . . . . . . . . . . . . . .  28
                2.14   Taxes  . . . . . . . . . . . . . . . . . . . . .  29
                2.15   Use of Proceeds  . . . . . . . . . . . . . . . .  31
                2.16   Assignment of Commitments Under Certain
                         Circumstances  . . . . . . . . . . . . . . . .  31

          SECTION 3.   LETTERS OF CREDIT  . . . . . . . . . . . . . . .  31

                3.1    Letters of Credit  . . . . . . . . . . . . . . .  31
                3.2    Procedure for Issuance of Letters of Credit  . .  33
                3.3    Participating Interests  . . . . . . . . . . . .  33
                3.4    Payments . . . . . . . . . . . . . . . . . . . .  34
                3.5    Increased Costs  . . . . . . . . . . . . . . . .  35
                3.6    Further Assurances . . . . . . . . . . . . . . .  36
                3.7    Obligations Absolute . . . . . . . . . . . . . .  36
                3.8    Letter of Credit Application . . . . . . . . . .  36
                3.9    Purpose of Letters of Credit . . . . . . . . . .  37

          SECTION 4.   INTEREST RATE PROVISIONS, FEES AND PAYMENTS  . .  37

                4.1    Interest Rates and Payment Dates . . . . . . . .  37
                4.2    Commitment Fees  . . . . . . . . . . . . . . . .  38
                4.3    Agent's Fees . . . . . . . . . . . . . . . . . .  39
                4.4    Letter of Credit Fees  . . . . . . . . . . . . .  39
                4.5    Computation of Interest and Fees . . . . . . . .  39
                4.6    Pro Rata Treatment and Payments  . . . . . . . .  40
                4.7    Failure by Banks to Make Funds Available . . . .  41

          SECTION 5.   CONDITIONS PRECEDENT . . . . . . . . . . . . . .  41

                5.1    Conditions to Closing Date . . . . . . . . . . .  41

                                                                       Page
                                                                       ----
                5.2    Conditions to Each Loan and Each Letter of
                         Credit . . . . . . . . . . . . . . . . . . . .  44
                5.3    Conditions Precedent to Loan to Finance the
                         Acquisition  . . . . . . . . . . . . . . . . .  45

          SECTION 6.   REPRESENTATIONS AND WARRANTIES . . . . . . . . .  46

                6.1    Financial Statements . . . . . . . . . . . . . .  46
                6.2    No Change  . . . . . . . . . . . . . . . . . . .  46
                6.3    Corporate Existence; Compliance with Law . . . .  46
                6.4    Corporate Power; Authorization; Enforceable
                         Obligations  . . . . . . . . . . . . . . . . .  47
                6.5    No Legal Bar; Senior Debt  . . . . . . . . . . .  47
                6.6    No Material Litigation . . . . . . . . . . . . .  48
                6.7    No Default . . . . . . . . . . . . . . . . . . .  48
                6.8    Ownership of Property; Liens . . . . . . . . . .  48
                6.9    No Burdensome Restrictions . . . . . . . . . . .  48
                6.10   Taxes  . . . . . . . . . . . . . . . . . . . . .  48
                6.11   Federal Regulations  . . . . . . . . . . . . . .  49
                6.12   ERISA  . . . . . . . . . . . . . . . . . . . . .  49
                6.13   Investment Company Act; Other Regulations  . . .  50
                6.14   Subsidiaries, etc.   . . . . . . . . . . . . . .  50
                6.15   Accuracy and Completeness of Information . . . .  50
                6.16   Security Documents . . . . . . . . . . . . . . .  51
                6.17   Patents, Copyrights, Permits and Trademarks  . .  52
                6.18   Environmental Matters  . . . . . . . . . . . . .  52

          SECTION 7.   AFFIRMATIVE COVENANTS  . . . . . . . . . . . . .  54

                7.1    Financial Statements . . . . . . . . . . . . . .  54
                7.2    Certificates; Other Information  . . . . . . . .  55
                7.3    Performance of Obligations . . . . . . . . . . .  56
                7.4    Conduct of Business, Maintenance of Existence
                         and Compliance with Obligations and Laws . . .  57
                7.5    Maintenance of Property; Insurance . . . . . . .  57
                7.6    Inspection of Property; Books and Records;
                         Discussions  . . . . . . . . . . . . . . . . .  57
                7.7    Notices  . . . . . . . . . . . . . . . . . . . .  58
                7.8    Maintenance of Liens of the Security
                         Documents  . . . . . . . . . . . . . . . . . .  59
                7.9    Environmental Matters  . . . . . . . . . . . . .  59
                7.10   Security Documents . . . . . . . . . . . . . . .  60

          SECTION 8.   NEGATIVE COVENANTS . . . . . . . . . . . . . . .  61

                8.1    Financial Covenants  . . . . . . . . . . . . . .  61
                8.2    Limitation on Indebtedness . . . . . . . . . . .  62
                8.3    Limitation on Liens  . . . . . . . . . . . . . .  63
                8.4    Limitation on Guarantee Obligations  . . . . . .  66
                8.5    Limitations on Fundamental Changes . . . . . . .  66
                8.6    Limitation on Sale of Assets . . . . . . . . . .  67
                8.7    Limitation on Dividends  . . . . . . . . . . . .  68
                8.8    Limitation on Capital Expenditures . . . . . . .  69


                                                                       Page
                                                                       ----
                8.9    Limitation on Investments, Loans and Advances  .  69
                8.10   Limitation on Optional Payments and
                         Modification of Debt Instruments . . . . . . .  71
                8.11   Transactions with Affiliates . . . . . . . . . .  72
                8.12   Sale and Leaseback . . . . . . . . . . . . . . .  72
                8.13   Corporate Documents  . . . . . . . . . . . . . .  72
                8.14   Fiscal Year  . . . . . . . . . . . . . . . . . .  73
                8.15   Limitation on Restrictions Affecting
                         Subsidiaries . . . . . . . . . . . . . . . . .  73
                8.16   Hazardous Materials  . . . . . . . . . . . . . .  73
                8.17   Special Purpose Subsidiary . . . . . . . . . . .  73

          SECTION 9.   EVENTS OF DEFAULT  . . . . . . . . . . . . . . .  73

          SECTION 10.  THE AGENT  . . . . . . . . . . . . . . . . . . .  77

                10.1   Appointment  . . . . . . . . . . . . . . . . . .  77
                10.2   Delegation of Duties . . . . . . . . . . . . . .  77
                10.3   Exculpatory Provisions . . . . . . . . . . . . .  77
                10.4   Reliance by Agent  . . . . . . . . . . . . . . .  78
                10.5   Notice of Default  . . . . . . . . . . . . . . .  78
                10.6   Non-Reliance on Agent, Managing Agents and
                         Other Banks  . . . . . . . . . . . . . . . . .  78
                10.7   Indemnification  . . . . . . . . . . . . . . . .  79
                10.8   Agent in Its Individual Capacity . . . . . . . .  79
                10.9   Successor Agent  . . . . . . . . . . . . . . . .  80

          SECTION 11.  MISCELLANEOUS  . . . . . . . . . . . . . . . . .  80

                11.1   Amendments and Waivers . . . . . . . . . . . . .  80
                11.2   Notices  . . . . . . . . . . . . . . . . . . . .  81
                11.3   No Waiver; Cumulative Remedies . . . . . . . . .  82
                11.4   Survival of Representations and Warranties . . .  82
                11.5   Payment of Expenses and Taxes  . . . . . . . . .  82
                11.6   Successors and Assigns; Participations;
                         Purchasing Banks . . . . . . . . . . . . . . .  83
                11.7   Adjustments; Set-off . . . . . . . . . . . . . .  86
                11.8   Counterparts . . . . . . . . . . . . . . . . . .  87
                11.9   GOVERNING LAW  . . . . . . . . . . . . . . . . .  87
                11.10  Confidentiality  . . . . . . . . . . . . . . . .  87
                11.11  Submission to Jurisdiction; Waivers  . . . . . .  87
                11.12  Effect of Amendment and Restatement of the
                         Amended and Restated Credit Agreement  . . . .  88
                11.13  Release of Collateral  . . . . . . . . . . . . .  88
                11.14  Equalization of Outstanding Loans on Closing
                         Date . . . . . . . . . . . . . . . . . . . . .  89
                11.15  Conflicts  . . . . . . . . . . . . . . . . . . .  89


          SCHEDULES:

          Schedule 1.1(a)  Addresses of Banks
          Schedule 1.1(b)  Security Documents
          Schedule 1.1(c)  Mortgaged Properties
          Schedule 2.1     Commitments
          Schedule 3.1     Existing Letters of Credit
          Schedule 6.14    Subsidiaries, Divisions, Partnerships and
                             Joint Ventures
          Schedule 6.18    Hazardous Material
          Schedule 8.2     Existing Indebtedness
          Schedule 8.9     Existing Loans, Advances and Capital
                             Contributions
          Schedule 8.15    Contractual Obligation Restrictions




          EXHIBITS:

          Exhibit A   Form of Revolving Credit Note
          Exhibit B   Form of Swing Line Note
          Exhibit C   Form of Second Amended and Restated Subsidiary
                         Guarantee
          Exhibit D   Form of Second Amended and Restated Domestic Pledge
                         Agreement
          Exhibit E   Form of Second Amended and Restated Fair Haven Pledge
                         Agreement
          Exhibit F   Form of Second Amended and Restated Security
                         Agreement
          Exhibit G   Form of Borrowing Certificate
          Exhibit H   Form of Swing Line Participation Certificate
          Exhibit I   Form of Commitment Transfer Supplement



                                                                    EXHIBIT 2.2

  SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of November 29, 1994, among (i) LEAR SEATING CORPORATION (f/k/a Lear Siegler Seating Corp., as successor by merger to LSS Acquisition Corporation and Lear Holdings Corporation), a Delaware corporation (the "Borrower"), (ii) the several financial institutions parties to this Agreement from time to time (collectively, the "Banks"; individually, a "Bank"), (iii) CHEMICAL BANK, a New York banking corporation, as administrative agent for the Banks hereunder (in such capacity, the "Agent") and (iv) BANKERS TRUST COMPANY, THE BANK OF NOVA SCOTIA, CITICORP USA, INC. and LEHMAN COMMERCIAL PAPER INC., as managing agents (collectively, the "Managing Agents"; individually, a "Managing Agent").


                             W I T N E S S E T H :


   WHEREAS, the Borrower, certain of the Banks (the "Existing Banks"), the Managing Agents and the Agent are parties to the Amended and Restated Credit Agreement, dated as of October 25, 1993 (as amended prior to the date hereof, the "Amended and Restated Credit Agreement"); and


   WHEREAS, the Borrower has requested that the Amended and Restated Credit Agreement be amended and restated in order (i) to provide for the addition of additional financial institutions as Banks hereunder, (ii) to increase the revolving credit facility under the Amended and Restated Credit Agreement,
(iii) to provide financing for the acquisition (the "Acquisition") by the Borrower and its Subsidiaries of Sepi S.p.A. and certain related businesses (collectively, the "Fiat Seat Business") from Gilardini S.p.A. and (iv) to modify certain provisions of the Amended and Restated Credit Agreement;

   NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto hereby agree that on the Closing Date, as provided in subsection 11.12, the Amended and Restated Credit Agreement shall be amended and restated in its entirety as follows:


   SECTION 1.  DEFINITIONS

   1.1 Defined Terms. As used in this Agreement, the following terms have the following meanings:

   "ABR": for any date, the higher of (a) the rate of interest publicly announced by Chemical in New York, New York from time to time as its prime rate and (b) 0.5% per annum above the rate set forth for such date opposite the caption "Federal Funds (Effective)" in the weekly statistical release designated as "H.15(519)", or any successor publication, published by the Board of Governors of the Federal Reserve System. The ABR is not intended to be the lowest rate of interest charged by Chemical in connection with extensions of credit to borrowers.

   "ABR Loans": Loans hereunder at such time as they are made and/or being maintained at a rate of interest based upon the ABR.

   "Acquisition":  as defined in the recitals to this Agreement.

   "Adjustment Date": (a) the second Business Day following receipt by the Agent of both (i) the financial statements required to be delivered pursuant to subsection 7.1(a) or (b), as the case may be, for the most recently completed fiscal period and (ii) the compliance certificate required pursuant to subsection 7.2(b) with respect to such financial statements or (b) if such compliance certificate and financial statements have not been delivered in a timely manner, the date upon which such compliance certificate and financial statements were due; provided, however, that in the event that the Adjustment Date is determined in accordance with the provisions of clause (b) of this definition, then the date which is two Business Days following the date of receipt of the financial statements and compliance certificate referenced in clause (a) of this definition also shall be deemed to constitute an Adjustment Date.

   "Affiliate": of any Person shall mean (a) any other Person (other than a Wholly-Owned Subsidiary of such Person) which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person or
  (b) any other Person who is a director or officer of (i) such Person, (ii) any Subsidiary of such Person or (iii) any Person described in clause (a) above. For purposes of this definition, a Person shall be deemed to be "controlled by" such other Person if such other Person possesses, directly or indirectly, power either to (i) vote 5% or more of the securities having ordinary voting power for the election of directors of such first Person or
  (ii) direct or cause the direction of the management and policies of such first Person whether by contract or otherwise.

   "Agent":  as defined in the preamble to this Agreement.

   "Agreement": this Second Amended and Restated Credit Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

   "Amended and Restated Credit Agreement": as defined in the recitals to this Agreement.

   "Applicable Margin": at any time, the rates per annum set forth below under the relevant column heading opposite the Level of Coverage Ratio and Debt Ratio most recently determined:

                                                                        Eurodollar
 Ratio Level                                                              Loans
 -----------                                                            ----------
 Level I:
 Coverage Ratio is
     less than 4.0 to 1 and Debt Ratio is greater than 3.25 to 1         1.00%


 Level II:

 Coverage Ratio is
     equal to or greater than 4.0 to 1 but less
     than 5.0 to 1 and Debt Ratio is equal to or
     less than 3.25 to 1 but greater than 1.75 to 1                      0.75%

 Level III:

 Coverage Ratio is
     equal to or greater than 5.0 to 1 and Debt
     Ratio is equal to or less than 1.75 to 1                            0.50%;

         provided that (a) the Applicable Margin commencing on the Closing Date shall be that set forth above opposite Level II until the first Adjustment Date for which the Coverage Ratio or Debt Ratio falls within another Level, (b) the Applicable Margin determined for any Adjustment Date shall remain in effect until a subsequent Adjustment Date for which the Coverage Ratio or Debt Ratio falls within a different Level, (c) if the financial statements and related compliance certificate for any fiscal period are not delivered by the date due pursuant to subsection 7.1, the Applicable Margin shall be
         (i) for the first 5 days subsequent to such due date, those in effect on the day prior to such due date, and (ii) thereafter, that set forth above opposite Level I, in either case, until the subsequent Adjustment Date, and (d) if the Debt Ratio and the Coverage Ratio determined for any Adjustment Date do not fall within the same Level, the Applicable Margin commencing on such Adjustment Date will be the rate set forth above opposite such higher Level. For purposes of this definition, the higher Level shall be the Level at which the Applicable Margin would be higher.

                 "Asbestos": all the meanings therefor provided under any Relevant Environmental Laws and shall include, without limitation, asbestos fibers and friable asbestos, as such terms are defined under the Relevant Environmental Laws.

                 "Available Commitment": as to any Bank, at a particular time, any amount equal to the excess, if any, of (a) the amount of such Bank's Commitment at such time over (b) the sum of (i) the aggregate unpaid principal amount at such time of all Revolving Credit Loans made by such Bank pursuant to subsection 2.1 and (ii) such Bank's Commitment Percentage of the aggregate Letter of Credit Obligations at such time; collectively, as to all the Banks, the Available Commitments".

                 "Bank" and "Banks": as defined in the preamble to this Agreement.

                 "benefitted Bank":  as defined in subsection 11.7.

                 "Borrower":  as defined in the preamble to this Agreement.

                 "Borrowing Date": any Business Day specified in a notice pursuant to subsection 2.3 or 2.4 as a date on which the Borrower requests the Banks to make Loans hereunder.

                 "Business Day": a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

                 "Capital Expenditures": direct or indirect (by way of the acquisition of securities of a Person or the expenditure of cash or the incurrence of Indebtedness) expenditures in respect of the purchase or other acquisition of fixed or capital assets (excluding any such asset (a) acquired in connection with normal replacement and maintenance programs and properly charged to current operations, (b) acquired pursuant to a Financing Lease or other lease) or (c) acquired in connection with the Acquisition.

                 "Cash Equivalents": (a) securities issued or directly and fully guaranteed or insured by the United States Government or any agency or instrumentality thereof having maturities of not more than twelve months from the date of acquisition, (b) time deposits and certificates of deposit having maturities of not more than twelve months from the date of acquisition, in each case with any Bank or with any other domestic commercial bank having capital and surplus in excess of $200,000,000, which has, or the holding company of which has, a commercial paper rating meeting the requirements specified in clause (d) below, (c) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (a) and (b) entered into with any bank meeting the qualifications specified in clause (b) above, (d) commercial paper issued by the parent corporation of any Bank and commercial paper rated at least A-1 or the equivalent thereof by Standard & Poor's Ratings Group or P-1 or the equivalent thereof by Moody's Investors Service, Inc. and in either case maturing within nine months after the date of acquisition, (e) deposits maintained with money market funds having total assets in excess of $300,000,000 and (f) demand deposit accounts maintained in the ordinary course of business with banks or trust companies located near plant locations, in an aggregate amount not to exceed $100,000 at any one time at any one such bank or trust company.

                 "Chemical": Chemical Bank, a New York banking corporation, in its individual capacity.

                 "CISA": Central de Industrias S.A. de C.V., a corporation organized under the laws of Mexico.

                 "Closing Date": the date on which all of the conditions precedent set forth in subsection 5.1 shall have been met or waived.


                 "Code": the Internal Revenue Code of 1986, as amended from time to time.

                 "Commercial Letters of Credit":  as defined in subsection
         3.1(a).

                  "Commitment":  as defined in subsection 2.1.

                 "Commitment Percentage": as to any Bank, the percentage of the aggregate Commitments constituted by such Bank's Commitment.

                 "Commitment Period": the period from and including the date hereof to but not including the Termination Date or such earlier date on which the Commitments shall terminate as provided herein.

                 "Commitment Transfer Supplement": a Commitment Transfer Supplement, substantially in the form of Exhibit I.

                 "Commonly Controlled Entity": an entity, whether or not incorporated, which is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group which includes the Borrower and which is treated as a single employer under
         Section 414 of the Code.

                 "Consolidated Indebtedness": at a particular date, all Indebtedness of the Borrower and its Subsidiaries.

                 "Consolidated Interest Expense": for any fiscal period, the amount which would, in conformity with GAAP, be set forth opposite the caption "interest expense" (or any like caption) on a consolidated income statement of the Borrower and its Subsidiaries for such period,
         (a) excluding therefrom, however, fees payable under subsections 4.2,
         4.3 or 4.4 and any amortization or write-off of deferred financing fees during such period and (b) including any interest income during such period.

                 "Consolidated Net Income": for any fiscal period, the consolidated net income (or deficit) of the Borrower and its Subsidiaries for such period (taken as a cumulative whole), determined in accordance with GAAP; provided that (a) any provision for post-retirement medical benefits, to the extent such provision calculated under FAS 106 exceeds actual cash outlays calculated on the "pay as you go" basis, shall not to be taken into account, and (b) there shall be excluded (i) the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with the Borrower or any Subsidiary, (ii) the income (or deficit) of any Person (other than a Subsidiary) in which the Borrower or any Subsidiary has an ownership interest, except to the extent that any such income has been actually received by the Borrower or such Subsidiary in the form of dividends or similar distributions, (iii) the undistributed earnings of any Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any Contractual Obligation or Requirement of Law (other than any Requirement of Law of Germany) applicable to such Subsidiary, and (iv) in the case of a successor to the Borrower or any Subsidiary by consolidation or merger or as a transferee of its assets, any earnings of the successor corporation prior to such consolidation, merger or transfer of assets; provided, further that the exclusions in clauses
         (i) and (iv) of this definition shall not apply to the mergers or consolidations of the Borrower or its Subsidiaries with their respective Subsidiaries.

                 "Consolidated Net Worth": at a particular date, all amounts which would be included under shareholders' equity on a consolidated balance sheet of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with GAAP as at such date plus the amount of any redeemable common stock; provided, however, that any cumulative adjustments made pursuant to FAS 106 shall not be taken into account; and provided, further, that any stock option expense and any amortization of goodwill, deferred financing fees and license fees (including any write-offs of deferred financing fees, license fees and up to an aggregate of $5,000,000 of goodwill from October 25, 1993) shall not be taken into account in determining Consolidated Net Worth.

                 "Consolidated Operating Profit": for any fiscal period, Consolidated Net Income for such period excluding (a) extraordinary gains and losses arising from the sale of material assets and other extraordinary and/or non-recurring gains and losses, (b) charges, premiums and expenses associated with the discharge of Indebtedness,
         (c) charges relating to FAS 106, (d) license fees (and any write-offs thereof), (e) stock compensation expense, (f) deferred financing fees (and any write-offs thereof), (g) write-offs up to $5,000,000 of goodwill, (h) foreign exchange gains and losses,
         (i) miscellaneous income and expenses and (j) miscellaneous gains and losses arising from the sale of assets plus, to the extent deducted in determining Consolidated Net Income, the excess of (i) the sum of (A) Consolidated Interest Expense, (B) any expenses for taxes, (C) depreciation and amortization expense and (D) minority interests in income of Subsidiaries over (ii) net equity earnings in Affiliates (excluding Subsidiaries).

                 "Continuing Directors": the directors of the Borrower on the Closing Date and each other director, if such other director's nomination for election to the Board of Directors of the Borrower is recommended by a majority of the then Continuing Directors.

                 "Contractual Obligation": as to any Person, any provision of any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

                 "Coverage Ratio": for any Adjustment Date the ratio of (a) Consolidated Operating Profit for the four fiscal quarters most recently ended to (b) Consolidated Interest Expense for the four fiscal quarters most recently ended.

                 "Debt Ratio": for any Adjustment Date, the ratio of (a) Consolidated Indebtedness on the last day of the fiscal quarter most recently ended to (b) Consolidated Operating Profit for the four fiscal quarters most recently ended.

                 "Default": any of the events specified in Section 9, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

                 "Dollars" and "$": lawful currency of the United States of America.

                 "Domestic Loan Party": each Loan Party that is organized under the laws of any jurisdiction of the United States or Canada.

                 "EATSA": Equipos Automotrices Totales S.A. de C.V., a corporation organized under the laws of Mexico.

                 "Environmental Complaint": any complaint, order, citation, notice or other written communication from any Person with respect to the existence or alleged existence of a violation of any Requirement of Law or legal liability resulting from air emissions, water discharges, noise emissions, Asbestos, Hazardous Material or any other environmental, health or safety matter at, upon, under or within any Mortgaged Property.

                 "ERISA": the Employee Retirement Income Security Act of 1974, as amended from time to time.

                 "Eurodollar Base Rate": with respect to each day during each Interest Period pertaining to a Eurodollar Loan, the rate per annum equal to the average (rounded upwards to the nearest whole multiple of one sixteenth of one percent) of the respective rates notified to the Agent by the Reference Banks as the rate at which such Reference Bank is offered Dollar deposits two Working Days prior to the beginning of such Interest Period in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations of such Reference Bank are then being conducted, at or about 10:00 A.M., New York City time, for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of the Eurodollar Loan of such Reference Bank to be outstanding during such Interest Period.

                 "Eurodollar Loans": Revolving Credit Loans at such time as they are made and/or are being maintained at a rate of interest based upon the Eurodollar Rate.

                 "Eurocurrency Reserve Requirements": with respect to any day as applied to a Eurodollar Loan, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other Governmental Authority having jurisdiction with respect thereto), dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D of such Board) maintained by a member bank of such System.

                 "Eurodollar Rate": with respect to each day during each Interest Period pertaining to a Eurodollar Loan, a rate per annum determined for such day in accordance with the following formula (rounded upwards to the nearest whole multiple of 1/100th of one percent):

                             Eurodollar Base Rate
                    ---------------------------------------
                    1.00 - Eurocurrency Reserve Requirement


                 "Eurodollar Tranche": the collective reference to Eurodollar Loans whose Interest Periods each begin on the same day and end on the same other day.

                 "Event of Default": any of the events specified in Section 9, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, event or act has been satisfied.

                 "Existing Banks": as defined in the recitals to this Agreement.

                 "Existing Letters of Credit":  as defined in subsection 3.1(b).

                 "Extensions of Credit":  at any particular time, the sum of
         (a) the aggregate principal amount of Revolving Credit Loans and Swing Line Loans then outstanding and (b) the aggregate Letter of Credit Obligations then outstanding.

                 "Favesa":  Favesa S.A. de C.V., a Mexican corporation.

                 "Fiat Seat Business": as defined in the recitals to this Agreement.

                 "FIMA": FIMA Finance Management Inc., a British Virgin Islands corporation and any other wholly-owned subsidiary of Exor Group S.A. or any of them.

                 "Financing Lease": (a) any lease of property, real or personal, the obligations under which are capitalized on a consolidated balance sheet of the Borrower and its Subsidiaries and
         (b) any other such lease to the extent that the then present value of the minimum rental commitment thereunder should, in accordance with GAAP, be capitalized on a balance sheet of the lessee.

                 "Ford":  Ford Motor Company.

                 "Foreign Letter of Credit": a Standby Letter of Credit whose beneficiary is a Person which is directly or indirectly extending credit to a Foreign Subsidiary.

                 "Foreign Subsidiaries": each of the Subsidiaries so designated on Schedule 6.14 and any Subsidiaries organized outside the United States which are created after the effectiveness hereof in compliance with subsection 8.9(d).

                 "GAAP": generally accepted accounting principles in the United States of America in effect from time to time.

                 "Governmental Authority": any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                 "Guarantee Obligation": as to any Person, any obligation of such Person guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the primary obligations") of any other Person (the "primary obligo") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent
         (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (d) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation shall be deemed to be an amount equal to the value as of any date of determination of the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made (unless such Guarantee Obligation shall be expressly limited to a lesser amount, in which case such lesser amount shall apply) or, if not stated or determinable, the value as of any date of determination of the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith.

                 "Hazardous Materials": any solid wastes, toxic or hazardous substances, materials or wastes, defined, listed, classified or regulated as such in or under any Relevant Environmental Laws, including, without limitation, Asbestos, petroleum or petroleum products (including gasoline, crude oil or any fraction thereof), polychlorinated biphenyls, and urea-formaldehyde insulation.

                 "Indebtedness": of a Person, at a particular date, the sum (without duplication) at such date of (a) indebtedness for borrowed money or for the deferred purchase price of property or services in respect of which such Person is liable as obligor, (b) indebtedness secured by any Lien on any property or asset owned or held by such Person regardless of whether the indebtedness secured thereby shall have been assumed by or is a primary liability of such Person, (c) obligations of such Person under Financing Leases, (d) the face amount of all letters of credit issued for the account of such person and, without duplication, the unreimbursed amount of all drafts drawn thereunder and (e) obligations (in the nature of principal or interest) of such Person in respect of acceptances or similar obligations issued or created for the account of such Person; but excluding (i) trade and other accounts payable in the ordinary course of business in accordance with customary trade terms and which are not overdue for more than 120 days or, if overdue for more than 120 days, as to which a dispute exists and adequate reserves in conformity with GAAP have been established on the books of such Person, (ii) deferred compensation obligations to employees and (iii) any obligations otherwise constituting Indebtedness the payment of which, such Person has provided for pursuant to the terms of such Indebtedness or any agreement or instrument pursuant to which such Indebtedness was incurred, by the irrevocable deposit in trust of an amount of funds or a principal amount of securities, which deposit is sufficient, either by itself or taking into account the accrual of interest thereon, to pay the principal of and interest on such obligations when due.

                 "Industrial Revenue Bonds": industrial revenue bonds issued for the benefit of the Borrower or its Subsidiaries and in respect of which the Borrower or its Subsidiaries will be the source of repayment, provided that such financings, (including, without limitation, the indenture related thereto) shall be in form and substance reasonably satisfactory to the Issuing Bank that issues a Letter of Credit backing such Industrial Revenue Bonds.

                 "Insolvency" or "Insolvent": at any particular time, a Multiemployer Plan is insolvent within the meaning of Section 4245 of ERISA.

                 "Interest Payment Date": (a) as to any ABR Loan (including Swing Line Loans), the last day of each March, June, September and December, commencing on the first of such days to occur after the effectiveness of this Agreement and (b) as to any Eurodollar Loan in respect of which the Borrower has selected an Interest Period of one, two or three months, the last day of such Interest Period, (c) as to any Eurodollar Loan in respect of which the Borrower has selected an Interest Period of six months, the day which is three months after the making of such Eurodollar Loan and the last day of such Interest Period and (d) as to any Loan, the Termination Date.

                 "Interest Period":  with respect to any Eurodollar Loans:

                          (a)  initially, the period commencing on the
                 borrowing or conversion date, as the case may be, with respect to such Eurodollar Loans and ending one, two, three or six months thereafter, as selected by the Borrower in its notice of borrowing as provided in subsection 2.3 or its notice of conversion as provided in subsection 2.6, as the case may be; and

                          (b) thereafter, each period commencing on the last day of the then current Interest Period applicable to such Eurodollar Loans and ending one, two, three or six months thereafter, as selected by the Borrower by irrevocable notice to the Agent not less than three Working Days prior to the last day of the then current Interest Period with respect to such Eurodollar Loans;

         provided that all of the foregoing provisions relating to Interest Periods are subject to the following:

                             (i) if any Interest Period would otherwise end on a day which is not a Working Day, that Interest Period shall be extended to the next succeeding Working Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Working Day;

                            (ii) no Interest Period shall extend beyond the Termination Date;

                           (iii) if the Borrower shall fail to give notice as provided above, the Borrower shall be deemed to have selected an ABR Loan to replace the affected Eurodollar Loan;

                            (iv) any Interest Period that begins on the last Working Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Working Day of a calendar month; and

                             (v) the Borrower shall select Interest Periods so that there shall be no more than eight Eurodollar Tranches in existence on any one date; provided if the Borrower shall select an Interest Period of one month, there shall be no more than three Eurodollar Tranches of one month in existence on any one date.

                 "Interest Rate Agreement": any interest rate protection agreement, interest rate swap or other interest rate hedge arrangement (other than any interest rate cap or other similar agreement or arrangement pursuant to which the Borrower has no credit exposure), to or under which the Borrower or any of its Subsidiaries is a party or a beneficiary.

                 "Interest Rate Agreement Obligations": all obligations of the Borrower to any of the Banks under any one or more

         Interest Rate Agreements in respect of a notional principal amount of up to $200,000,000.

                 "Issuing Bank": Chemical, in its capacity as issuer of the Letters of Credit or, if Chemical is not the Agent hereunder, such other Bank, which the Borrower and the Required Banks shall have approved, in its capacity as issuer of the Letters of Credit; provided that any Bank other than Chemical which agrees to become an Issuing Bank, and which the Borrower and the Required Banks shall have approved, may become an Issuing Bank for Standby Letters of Credit to be used for the purposes described in subsection 3.9(b).

                 "Lear Canada": Lear Seating Canada Ltd., a corporation organized under the laws of Ontario, Canada and a Wholly-Owned Subsidiary of the Borrower.

                 "Lear Industries": Lear Industries Holding B.V., a corporation organized under the laws of The Netherlands.

                 "Lear Italia": the collective reference to each direct Foreign Subsidiary, organized under the laws of Italy, of the Borrower or any Subsidiary party to the Subsidiary Guarantee.

                 "Letter of Credit Applications": (a) in the case of Standby Letters of Credit, a letter of credit application for a Standby Letter of Credit on the standard form of Chemical for standby letters of credit, and (b) in the case of Commercial Letters of Credit, a letter of credit application for a Commercial Letter of Credit on the standard form of Chemical for commercial letters of credit.

                 "Letter of Credit Obligations": at any particular time, all liabilities of the Borrower and any Subsidiary with respect to Letters of Credit, whether or not any such liability is contingent, including (without duplication) the sum of (a) the aggregate undrawn face amount of all Letters of Credit then outstanding plus (b) the aggregate amount of all unpaid Reimbursement Obligations and Subsidiary Reimbursement Obligations.

                 "Letter of Credit Participation Certificate": a participation certificate in the form customarily used by the Issuing Bank for such purpose at the time such certificate is issued.

                 "Letters of Credit":  as defined in subsection 3.1(a).

                 "Lien": any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any Financing Lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction in respect of any of the foregoing).

                 "Loan" and "Loans": the collective reference to the Revolving Credit Loans and the Swing Line Loans.

                 "Loan Documents": the collective reference to this Agreement, the Notes, the Letters of Credit, the Letter of Credit Applications and the Security Documents.

                 "Loan Parties": the collective reference to the Borrower, each guarantor or grantor party to any Security Document and each Issuer (as defined in each Pledge Agreement).

                 "Management Investors": each of the managers and other employees of the Borrower and its Subsidiaries from time to time party to the Stockholders Agreement.

                 "Managing Agent" and "Managing Agents": as defined in the preamble to this Agreement.

                 "Material Subsidiary": each Loan Party and any other Subsidiary which (a) for the most recent fiscal year of the Borrower accounted for more than 5% of the consolidated revenues of the Borrower or (b) as of the end of such fiscal year, was the owner of more than 5% of the consolidated assets of the Borrower all as shown on the consolidated financial statements of the Borrower for such fiscal year.

                 "Merchant Banking Partnerships": Lehman Brothers Merchant Banking Portfolio Partnership L.P., a Delaware limited partnership, Lehman Brothers Offshore Investment Partnership - Japan L.P., a Bermuda limited partnership, Lehman Brothers Offshore Investment Partnership L.P., a Bermuda limited partnership and Lehman Brothers Capital Partners II, L.P., a Delaware limited partnership (collectively, the "Partnerships") or any majority owned direct or indirect Subsidiary of Lehman Brothers Holdings Inc. or any partnership the general partner of which is a majority owned direct or indirect Subsidiary of Lehman Brothers Holdings Inc. (with the Partnerships, collectively referred to as the "Permitted Lehman Entities") or a trust the beneficiaries of which include only investors in the Permitted Lehman Entities, or any of them.

                 "Mortgaged Properties": the collective reference to the real properties described on Schedule 1.1(c) and any other properties mortgaged in favor of the Agent for the ratable benefit of the Banks pursuant to this Agreement from time to time.

                 "Mortgages": the collective reference to the mortgages listed in Schedule 1.1(b), and each other mortgage or deed of trust that may be delivered to the Agent as collateral security for any or all of the Obligations and the Subsidiary Reimbursement Obligations, in each case as such mortgages or deeds of trust may be amended, supplemented or otherwise modified from time to time.

                 "Multiemployer Plan": a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

                 "Net Proceeds": shall mean the gross proceeds received by the Borrower or any Subsidiary from a sale or other disposition of any asset of the Borrower or such Subsidiary less (a) all reasonable fees, commissions and other out-of-pocket expenses incurred by the Borrower or such Subsidiary in connection therewith, (b) Federal, state, local and foreign taxes assessed in connection therewith and (c) the principal amount, accrued interest and any related prepayment fees of any Indebtedness (other than the Loans) which is secured by any such asset and which is required to be repaid in connection with the sale thereof.

                 "Notes": the collective reference to the Revolving Credit Notes and the Swing Line Note.

                 "Obligations": the unpaid principal amount of, and interest on, the Notes, the Reimbursement Obligations, the Interest Rate Agreement Obligations and all other obligations and liabilities of the Borrower or any Subsidiary to the Agent, the Banks and the Issuing Bank, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with this Agreement, the Notes, the Letters of Credit, the Letter of Credit Applications, any other Loan Document or any other document executed and delivered in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Agent) or otherwise.

                 "Participants":  as defined in subsection 11.6(b).

                 "Participating Bank": any Bank (other than the Issuing Bank) with respect to its Participating Interest in a Letter of Credit.

                 "Participating Interest": with respect to any Letter of Credit (a) in the case of the Issuing Bank with respect thereto its interest in such Letter of Credit and any Letter of Credit Application relating thereto after giving effect to the granting of any participating interests therein pursuant hereto and
         (b) in the case of each Participating Bank, its undivided participating interest in such Letter of Credit and any Letter of Credit Application relating thereto.

                 "PBGC": the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA.

                 "Person": an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

                 "Phase I Environmental Assessments": the reports prepared by Eckenfelder Inc. dated September 1991 concerning certain facilities owned or operated by the Borrower or its Subsidiaries.

                 "Plan": at a particular time, any employee benefit plan which is covered by ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

                 "Pledge Agreements": the collective reference to the Pledge Agreements listed in Schedule 1.1(b) and each other pledge agreement or similar agreement that may be delivered to the Agent as collateral security for any or all of the Obligations and the Subsidiary Reimbursement Obligations, in each case as such Pledge Agreements or similar agreements may be amended, supplemented or otherwise modified from time to time.

                 "Pledged Stock":  as defined in each of the Pledge Agreements.

                 "Proprietary Rights":  as defined in subsection 6.17.

                 "Purchase Agreement": the Agreement, dated as of August 19, 1988, among Lear Siegler Aerospace Products Holdings Corp., Lear Siegler Commercial Products Holdings Corp., Lear Siegler Automotive Products Holdings Corp. and LSS Acquisition Corporation, as amended, supplemented or otherwise modified from time to time.

                 "Purchasing Banks":  as defined in subsection 11.6(c).

                 "Receivable Financing Transaction": any transaction or series of transactions involving a non-recourse sale for cash of accounts receivable by the Borrower or any of its Subsidiaries to a Special Purpose Subsidiary and a subsequent incurrence by such Special Purpose Subsidiary of unguaranteed Indebtedness secured solely by the accounts receivable so acquired by such Special Purpose Subsidiary.

                 "Reference Banks":  Chemical and The Bank of Nova Scotia.

                 "Refunded Swing Line Loans":  as defined in subsection 2.4(c).

                 "Register":  as defined in subsection 11.6(d).

                 "Reimbursement Obligation": the obligation of the Borrower to reimburse the Issuing Bank in accordance with the terms of this Agreement and the related Letter of Credit Application for any payment made by the Issuing Bank under any Letter of Credit.

                 "Relevant Environmental Laws": any and all Federal, foreign, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority, any and all Requirements of Law and any and all common law requirements, rules and bases of liability regulating, relating to or imposing liability or standards of conduct concerning pollution or protection of human health or the environment, as now or hereafter in effect.

                 "Reorganization": with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of such term as used in Section 4241 of ERISA.

                 "Reportable Event": any of the events set forth in Section 4043(b) of ERISA, other than those events as to which the thirty day notice period is waived under subsections .13, .14, .16, .18, .19 or .20 of PBGC Reg. Section 2615.

                 "Required Banks": at a particular time, the holders of more than 50% the aggregate unpaid principal amount of the Notes and the Letter of Credit Obligations (after giving effect to participating interests to the Banks), or, if no amounts are outstanding under the Notes and no Letter of Credit Obligations are outstanding, Banks having more than 50% of the aggregate amount of the Commitments.

                 "Requirement of Law": as to (a) any Person, the certificate of incorporation and by-laws or the partnership or limited partnership agreement or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject,
         (b) any property, any law, treaty, rule, regulation, requirement, judgment, decree or determination of any Governmental Authority applicable to or binding upon such property or to which such property is subject, including, without limitation, any Relevant Environmental Laws, and (c) any of the Mortgaged Properties, all Restrictive Agreements.

                 "Responsible Officer": with respect to any Loan Party, the chief executive officer, the president, the chief financial officer, any vice president, the treasurer or the assistant treasurer of such Loan Party.

                 "Restrictive Agreement": any covenants, conditions or restrictions which burden any of the Mortgaged Properties or any part thereof for the benefit of other real property, including, without limitation, the terms of any reciprocal easement agreement, any agreement limiting the use of the Mortgaged Properties and any agreements which must be performed as a condition to the continuance of any easement included in the Mortgaged Properties.

                 "Revolving Credit Loan" and "Revolving Credit Loans": as defined in subsection 2.1.

                 "Revolving Credit Note" and "Revolving Credit Notes": as defined in subsection 2.2.

                 "Security Agreements": the collective reference to the Security Agreements listed in Schedule 1.1(b), and each other security agreement or similar agreement that may be delivered to the Agent as collateral security for any or all of the Obligations and the Subsidiary Reimbursement Obligations, in each case as such Security Agreements or similar agreements may be amended, supplemented or otherwise modified from time to time.

                 "Security Documents": the collective reference to the Security Agreements, the Pledge Agreements, the Mortgages and the Subsidiary Guarantee.

                 "Senior Subordinated Note Indenture": the Indenture, dated as of July 15, 1992, as the same may be amended, supplemented or otherwise modified from time to time in accordance with subsection 8.10.

                 "Senior Subordinated Notes": the 11 1/4% Senior Subordinated Notes of the Borrower due 2000, issued pursuant to the Senior Subordinated Note Indenture.

                 "Single Employer Plan": any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

                 "Special Affiliate": any Affiliate of the Borrower which (a) the Borrower possesses, directly or indirectly, (i) power to vote 20% or more of the securities having ordinary voting power for the election of directors of such Affiliate or (ii) a 20% ownership interest in such Affiliate and (b) is engaged in business of the same or related general type as now being conducted by the Borrower and its Subsidiaries.

                 "Special Entity": any Person which is engaged in business of the same or related general type as now being conducted by the Borrower and its Subsidiaries.

                 "Special Purpose Subsidiary": any Wholly-Owned Subsidiary of the Borrower created by the Borrower for the sole purpose of facilitating a Receivable Financing Transaction.

                 "Standby Letters of Credit":  as defined in subsection 3.1(a).

                 "Stockholders Agreement": the Amended and Restated Stockholders and Registration Rights Agreement, dated as of September 27, 1991 among the Borrower, FIMA, the Merchant Banking Partnerships and the several other parties thereto, as the same has been and may be amended, supplemented or otherwise modified from time to time.

                 "Subordinated Debt": any obligations (for principal, interest or otherwise) evidenced by or arising under or in respect of the Subordinated Notes, the Subordinated Note Indenture, the Senior Subordinated Notes and the Senior Subordinated Note Indenture and any other covenant, instrument or agreement of subordinated Indebtedness issued or entered into pursuant to subsection 8.10.

                 "Subordinated Note Indenture": the Indenture dated as of February 1, 1994, as the same may be amended, supplemented or otherwise modified from time to time in accordance with subsection 8.10.

                 "Subordinated Notes": the 8-1/4% Subordinated Notes of the Borrower due 2002, issued pursuant to the Subordinated Note Indenture.

                 "Subscription Agreements": the collective reference to the Subscription Agreements, dated as of September 29, 1988, between Lear Holdings Corporation and each of the Management Investors, as each of the same may be amended, supplemented or otherwise modified from time to time.

                 "Subsidiary": as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power

         (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries, or both, by such Person (exclusive of any Affiliate in which such Person has a minority ownership interest). Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

                 "Subsidiary Guarantee": the Second Amended and Restated Subsidiary Guarantee, dated as of the date hereof, made by LS Acquisition Corp. No. 14, Lear Seating Holdings Corp. No. 50, Progress Pattern Corp., Lear Plastics Corp., LS Acquisition Corporation No. 24, and Fair Haven Industries, Inc. in favor of the Agent, substantially in the form of Exhibit D to this Agreement.

                 "Subsidiary Reimbursement Obligation": the obligation of any Subsidiary to reimburse the Issuing Bank in accordance with the terms of this Agreement and the related Letter of Credit Application for any payment made by the Issuing Bank under any Letter of Credit.

                 "Swing Line Loan" and "Swing Line Loans": as defined in subsection 2.4(a).

                 "Swing Line Note":  as defined in subsection 2.4(b).

                 "Swing Line Participation Certificate": a certificate substantially in the form of Exhibit H to this Agreement.

                    "Taxes":  as defined in subsection 2.14.

                 "Termination Date": November 30, 1999 or such earlier date on which the Commitments are terminated pursuant to this Agreement.

                 "Transfer Effective Date": as defined in each Commitment Transfer Supplement.

                 "Transferee":  as defined in subsection 11.6(f).

                 "Type": as to any Loan, its nature as an ABR Loan or Eurodollar Loan.

                 "Wholly-Owned Subsidiary": as to any Person, a corporation, partnership or other entity of which (a) 100% of the common capital stock or other ownership interests of such corporation, partnership or other entity or (b) more than 95% of the common capital stock or other ownership interests of such corporation, partnership or other entity where the portion of the common capital stock or other ownership interests not held by such Person is held by other Persons to satisfy applicable legal requirements, is owned, directly or indirectly, by such Person; provided, however, that so long as the Borrower owns, directly or indirectly, more than 95% of the capital stock of Lear Italia, Lear Italia shall be deemed a Wholly-Owned Subsidiary of the Borrower.

                 "Working Day": any Business Day on which dealings in foreign currencies and exchange between banks may be carried on in London, England.

                 1.2 Other Definitional Provisions. (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the other Loan Documents or any certificate or other document made or delivered pursuant hereto.

                 (b) As used herein and in the other Loan Documents, and any certificate or other document made or delivered pursuant hereto, accounting terms relating to the Borrower and its Subsidiaries not defined in subsection
1.1 and accounting terms partly defined in subsection 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP.

                 (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified.

                 (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.


                 SECTION 2.  AMOUNT AND TERMS OF LOAN COMMITMENTS

                 2.1 Commitments. Subject to the terms and conditions hereof, each Bank, severally and not jointly, agrees to make revolving credit loans (individually, a "Revolving Credit Loan"; collectively, the "Revolving Credit Loans") to the Borrower from time to time during the Commitment Period in an aggregate principal amount, together with the other Extensions of Credit (after giving effect to participating interests to the Banks) of such Bank, not to exceed at any one time outstanding the amount set forth under the heading "Commitment" opposite the name of such Bank on Schedule 2.1, as such amount may be reduced from time to time pursuant to subsection 2.8 (collectively, the "Commitments"). During the Commitment Period, the Borrower may use the Commitments by borrowing, repaying the Revolving Credit Loans in whole or in part and reborrowing, all in accordance with the terms and conditions hereof; provided that on the date of the making of any Revolving Credit Loans, and after giving effect to the making of such Revolving Credit Loans, the Extensions of Credit at such time shall not exceed the aggregate Commitments at such time. The Revolving Credit Loans may from time to time be ABR Loans, Eurodollar Loans or a combination thereof.

                 2.2 Revolving Credit Notes. The Revolving Credit Loans made by each Bank shall be evidenced by a promissory note of the Borrower, substantially in the form of Exhibit A (individually, a "Revolving Credit Note"; collectively, the "Revolving Credit Notes"), with appropriate insertions as to principal amount, payable to the order of such Bank and evidencing the obligation of the Borrower to pay a principal amount equal to the lesser of (a) the amount of the Commitment of such Bank and (b) the aggregate unpaid principal amount of all Revolving Credit Loans made by such Bank. Each Bank is hereby authorized to record the date and amount of each Revolving Credit Loan made by such Bank, and the date and amount of each payment or prepayment of principal thereof, on the schedule annexed to and constituting a part of its Revolving Credit Note, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded; provided that the failure by any Bank to make any such recordation on its Revolving Credit Note shall not affect any of the obligations of the Borrower under such Revolving Credit Note or this Agreement. Each Revolving Credit Note shall (i) be dated the Closing Date, (ii) be stated to mature on the Termination Date and (iii) bear interest, payable on the dates specified in subsection 4.1, for the period from the date thereof on the unpaid principal amount thereof from time to time outstanding at the interest rate per annum specified in subsection 4.1.

                 2.3 Procedure for Revolving Credit Borrowings. The Borrower may borrow under the Commitments during the Commitment Period on any Business Day by giving the Agent irrevocable written notice (which notice must be received by the Agent prior to 12:00 P.M., New York City time) one Business Day prior to the requested Borrowing Date of ABR Loans and three Working Days prior to the requested Borrowing Date of Eurodollar Loans, specifying (a) the amount to be borrowed, (b) the requested Borrowing Date and (c) whether the borrowing is to be of ABR Loans, Eurodollar Loans or a combination thereof and (d) if the borrowing is to be entirely or partly Eurodollar Loans, the amount of such Loan and the length of initial Interest Period therefor. Upon receipt of such notice from the Borrower, the Agent shall promptly notify each Bank thereof. Not later than 12:00 P.M., New York City time, on the Borrowing Date specified in such notice, each Bank shall make available to the Agent in immediately available funds in the amount equal to the Revolving Credit Loan to be made by such Bank. The Agent shall make the amount of such borrowing available to the Borrower by depositing the proceeds thereof in like funds as received by the Agent in the account of the Borrower with the Agent on the date the Revolving Credit Loans are made for transmittal by the Agent upon the Borrower's request. Each borrowing pursuant to the Commitments, except any Revolving Credit Loan to be used solely to pay a like amount of Reimbursement Obligations or Swing Line Loans, shall be in an aggregate principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof.

                 2.4 Swing Line Commitments. (a) Subject to the terms and conditions hereof, Chemical agrees to make swing line loans (individually, a "Swing Line Loan"; collectively, the "Swing Line Loans") to the Borrower from time to time during the Commitment Period in an aggregate principal amount at any one time outstanding not to exceed $40,000,000; provided that on the date of the making of any Swing Line Loan, and after giving effect to the making of such Swing Line Loan, the Extensions of Credit at such time shall not exceed the Commitments. Amounts borrowed by the Borrower under this subsection 2.4 may be repaid and, through but excluding the Termination Date, reborrowed. All Swing Line Loans shall be made as ABR Loans and shall not be entitled to be converted into Eurodollar Loans. The Borrower shall give Chemical irrevocable notice (which notice must be received by Chemical prior to 12:00 P.M., New York City time) on the requested Borrowing Date specifying the amount of the requested Swing Line Loan which shall be in an aggregate minimum amount of $500,000 or whole multiples thereof. The proceeds of the Swing Line Loan will be made available by Chemical to the Borrower at the office of Chemical by crediting the account of the Borrower at such office with such proceeds.

                 (b) The Swing Line Loans shall be evidenced by a promissory note of the Borrower, substantially in the form of Exhibit B (the "Swing Line Note"), with appropriate insertions, payable to the order of Chemical and representing the obligation of the Borrower to pay the unpaid principal amount of the Swing Line Loans, with interest thereon as prescribed in subsection 4.1. Chemical is hereby authorized to record the Borrowing Date, the amount of each Swing Line Loan and the date and amount of each payment or prepayment of principal thereof on the schedule annexed to and constituting a part of the Swing Line Note, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded; provided that the failure by Chemical to make any such recordation on its Swing Line Note shall not affect any of the obligations of the Borrower under such Swing Line Note or this Agreement. The Swing Line Note shall (i) be dated the Closing Date, (ii) be stated to mature on the Termination Date and (iii) bear interest, payable on the dates specified in 4.1, for the period from the date thereof to the Termination Date on the unpaid principal amount thereof from time to time outstanding at the applicable interest rate per annum specified in subsection 4.1.

                 (c) Chemical, at any time in its sole and absolute discretion, may on behalf of the Borrower (which hereby irrevocably directs Chemical to act on its behalf) request each Bank, including Chemical, to make a Revolving Credit Loan in an amount equal to such Bank's Commitment Percentage of the amount of the Swing Line Loans (the "Refunded Swing Line Loans") outstanding on the date such notice is given. Unless any of the events described in Section 9(i) shall have occurred (in which event the procedures of subsection 2.4(d) shall apply) each Bank shall, not later than 12:00 P.M., New York City time, on the Business Day next succeeding the date on which such notice is given, make available to Chemical in immediately available funds in the amount equal to the Revolving Credit Loan to be made by such Bank. The proceeds of such Revolving Credit Loans shall be immediately applied to repay the Refunded Swing Line Loans.
Upon any request by Chemical to the Banks pursuant to this subsection 2.4(c), the Agent shall promptly give notice to the Borrower of such request.

                 (d) If prior to the making of a Revolving Credit Loan pursuant to subsection 2.4(c) one of the events described in Section 9(i) shall have occurred, each Bank will, on the date such Loan was to have been made, purchase an undivided participating interest in the Swing Line Loans in an amount equal to its Commitment Percentage of such Swing Line Loans. Each Bank will immediately transfer to Chemical, in immediately available funds, the amount of its participation, and upon receipt thereof Chemical will deliver to such Bank a Swing Line Participation Certificate dated the date of receipt of such funds and in the amount of such Bank's participation.

                 (e) Whenever, at any time after Chemical has received from any Bank such Bank's participating interest in a Swing Line Loan, Chemical receives any payment on account thereof, Chemical will distribute to such Bank its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Bank's participating interest was outstanding and funded); provided, however, that in the event that such payment received by Chemical is required to be returned, such Bank will return to Chemical any portion thereof previously distributed by Chemical to it.

                 2.5 Swing Line Loan Participations. Each Bank's obligation to purchase participating interests pursuant to subsection 2.4(d) shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (a) any set-off, counterclaim, recoupment, defense or other right which such Bank or any Loan Party may have against Chemical, any Loan Party or anyone else for any reason whatsoever; (b) the occurrence or continuance of any Default or Event of Default; (c) any adverse change in the condition (financial or otherwise) of any Loan Party; (d) any breach of this Agreement by any Loan Party or any other Bank; or (e) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

                 2.6 Conversion and Continuation Options. (a) The Borrower may elect from time to time to convert Revolving Credit Loans outstanding as Eurodollar Loans to ABR Loans by giving the Agent at least one Business Day's prior irrevocable notice of such election; provided that any such conversion of Eurodollar Loans shall only be made on the last day of an Interest Period with respect thereto. The Borrower may elect from time to time to convert Revolving Credit Loans outstanding as ABR Loans to Eurodollar Loans by giving the Agent at least three Working Days' prior irrevocable notice of such election. Upon receipt of such notice, the Agent shall promptly notify each Bank thereof. All or any part of the Revolving Credit Loans outstanding as Eurodollar Loans or ABR Loans may be converted as provided herein; provided that (i) no ABR Loan may be converted into a Eurodollar Loan when any Default or Event of Default has occurred and is continuing, (ii) partial conversions shall be in an aggregate principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof and (iii) any such conversion may only be made if, after giving effect thereto, subsection 2.7 shall not have been contravened.

                 (b) Any Eurodollar Loans may be continued as such upon the expiration of an Interest Period with respect thereto by compliance by the Borrower with the notice provisions contained in the definition of "Interest Period"; provided that no Eurodollar Loan may be continued as such when any Default or Event of Default has occurred and is continuing but in such circumstances shall be automatically converted to an ABR Loan on the last day of the then current Interest Period with respect thereto.

                 2.7 Minimum Amounts of Tranches. All borrowings, conversions, payments, prepayments and selection of Interest Periods hereunder in respect of the Revolving Credit Loans shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of any one Eurodollar Tranche shall not be less than $5,000,000.

                 2.8 Termination or Reduction of Commitments. (a) The Commitments shall automatically reduce by an amount equal to $58,750,000 on each of November 30, 1997, May 31, 1998, November 30, 1998 and May 31, 1999.

                 (b) The Borrower shall have the right, upon not less than five Business Days' notice to the Agent, to terminate the Commitments or to reduce the amount of the Commitments; provided that any such reduction shall be in an amount of $2,500,000 or a whole multiple of $500,000 in excess thereof and shall reduce permanently the amount of the Commitments then in effect.

                 (c) The Commitments shall automatically terminate on the Termination Date. Upon such termination, the Borrower shall immediately repay in full the principal amount of the Revolving Credit Loans and any unpaid Reimbursement Obligations then outstanding together with accrued interest thereon and all other amounts due and payable hereunder, and, if any Letters of Credit are then outstanding, the Borrower shall deposit with the Agent in a cash collateral account to be established on terms and conditions satisfactory to the Agent an amount in cash equal to the undrawn face amount of all such Letters of Credit.

                 (d) Any reduction of Commitments pursuant to subsections 2.8(a), 2.8(b) or 8.6(e) shall be accompanied by prepayment of the Loans (together in each case with accrued interest on the amount so prepaid to the date of such prepayment and any additional amounts owing under subsection 2.13), to the extent, if any, that the amount of the Extensions of Credit then outstanding exceeds the amount of the Commitments as so reduced (provided that if the aggregate principal amount of Loans then outstanding is less than the amount of such excess because Letter of Credit Obligations constitute a portion thereof, the Borrower shall, to the extent of the balance of such excess, replace outstanding Letters of Credit with new letters of credit or deposit an amount equal to such excess in a cash collateral account with the Agent on terms and conditions satisfactory to the Agent).

                 2.9 Mandatory Prepayments. The Borrower will make mandatory prepayments on account of the Revolving Credit Loans as set forth in subsection 2.8.

                2.10  Inability to Determine Interest Rate.  In the event that:

                 (a) the Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the interbank eurodollar market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for any requested Interest Period; or

                 (b) the Agent shall have received notice prior to the first day of such Interest Period from Banks constituting the Required Banks that the interest rate determined pursuant to subsection 4.1 for such Interest Period does not accurately reflect the cost to such Banks (as conclusively certified by such Banks) of making or maintaining their affected Loans during such Interest Period, with respect to (i) proposed Loans that the Borrower has requested be made as Eurodollar Loans, (ii) Eurodollar Loans that will result from the requested conversion of ABR Loans into Eurodollar Loans or (iii) the continuation of Eurodollar Loans beyond the expiration of the then current Interest Period with respect thereto, the Agent shall give telex or telephonic notice of such determination to the Borrower and the Banks as soon as reasonably practicable after it becomes aware of such determination. If such notice is given (x) any requested

Eurodollar Loans shall be made as ABR Loans, (y) any ABR Loans that were to have been converted to Eurodollar Loans shall be continued as ABR Loans and (z) any outstanding Eurodollar Loans shall be converted, on the last day of the then current Interest Period with respect thereto, to ABR Loans. Until such notice has been withdrawn by the Agent, no further Eurodollar Loans shall be made, nor shall the Borrower have the right to convert ABR Loans to Eurodollar Loans.

                 2.11 Illegality. Notwithstanding any other provisions herein, if any Requirement of Law or any change therein or in the interpretation or application thereof shall make it unlawful for any Bank to make or maintain Eurodollar Loans as contemplated by this Agreement, (a) the commitment of such Bank hereunder to make Eurodollar Loans or convert ABR Loans to Eurodollar Loans shall forthwith be cancelled and (b) such Bank's Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to ABR Loans on the respective last days of the then current Interest Periods for such Loans or within such earlier period as required by law. If any such prepayment or conversion of a Eurodollar Loan occurs on a day which is not the last day of the current Interest Period with respect thereto, the Borrower shall pay to such Bank such amounts, if any, as may be required pursuant to subsection 2.13.

                 2.12 Requirements of Law. (a) In the event that any Requirement of Law (or any change therein or in the interpretation or application thereof) or compliance by any Bank with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority:

                    (i) does or shall subject any Bank to any tax of any kind whatsoever with respect to this Agreement, any Note or any Eurodollar Loans made by it, or change the basis of taxation of payments to such Bank of principal, commitment fee, interest or any other amount payable hereunder (except for changes in the rate of tax on the overall net income of such Bank);

                   (ii) does or shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Bank which are not otherwise included in the determination of the Eurodollar Rate; or

                  (iii)  does or shall impose on such Bank any other condition;

and the result of any of the foregoing is to increase the cost to such Bank, by any amount which such Bank deems to be material, of making, renewing or maintaining advances or extensions of credit or to reduce any amount receivable hereunder, in each case in respect of its Eurodollar Loans, then, in any such case, the Borrower shall promptly pay such Bank, upon receipt of its demand setting forth in reasonable detail any additional amounts necessary to compensate such Bank for such additional cost or reduced amount receivable, together with interest on each such amount from the date two Business Days after the date demanded until payment in full thereof at the ABR. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by such Bank, through the Agent, to the Borrower shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Agreement and payment of the outstanding Notes.

                 (b) In the event that any Bank shall have determined that the adoption of any law, rule, regulation or guideline regarding capital adequacy (or any change therein or in the interpretation or application thereof) or compliance by any Bank or any corporation controlling such Bank with any request or directive regarding capital adequacy (whether or not having the force of law) from any central bank or Governmental Authority, including, without limitation, the issuance of any final rule, regulation or guideline, does or shall have the effect of reducing the rate of return on such Bank's or such corporation's capital as a consequence of its obligations hereunder to a level below that which such Bank or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Bank's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, after submission by such Bank to the Borrower (with a copy to the Agent) of a written request therefor, the Borrower shall promptly pay to such Bank such additional amount or amounts as will compensate such Bank for such reduction.

                 (c) If the obligation of any Bank to make Eurodollar Rate Loans has been suspended pursuant to subsection 2.10 for more than three consecutive months or any Bank has demanded compensation under subsection 2.12(a) or 2.12(b), the Borrower shall have the right to substitute a bank or banks (which may be one or more of the Banks) reasonably satisfactory to the Agent by causing such bank or banks to purchase the rights (by paying to such Bank the principal amount of its outstanding Loans together with accrued interest thereon and all other amounts accrued for its account or owed to it hereunder and executing a Commitment Transfer Supplement) and to assume the obligations of such Bank under the Loan Documents. Upon such purchase and assumption by such substituted bank or banks, the obligations of such Bank hereunder shall be discharged; provided such Bank shall retain its rights hereunder with respect to periods prior to such substitution including, without limitation, its rights to compensation under this subsection 2.12.

                 2.13 Indemnity. The Borrower agrees to indemnify each Bank and to hold each Bank harmless from any loss or expense which such Bank may sustain or incur as a consequence of (a) default by the Borrower in payment when due of the principal amount of or interest on any Eurodollar Loans of such Bank, (b) default by the Borrower in making a borrowing or conversion after the Borrower has given a notice of borrowing in accordance with subsection 2.3 or a notice of conversion pursuant to subsection 2.6, (c) default by the Borrower in making any prepayment after the Borrower has given a notice in accordance with subsection 2.8 or (d) the making of a prepayment of a Eurodollar Loan on a day which is not the last day of an Interest Period with respect thereto, including, without limitation, in each case, any such loss or expense arising from the reemployment of funds obtained by it to maintain its Eurodollar Loans hereunder or from fees payable to terminate the deposits from which such funds were obtained. This covenant shall survive termination of this Agreement and payment of the outstanding Notes.

                 2.14 Taxes. (a) All payments made by the Borrower under this Agreement shall be made free and clear of, and without reduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority excluding, in the case of the Agent and each Bank, income or franchise taxes imposed on the Agent or such Bank by the jurisdiction under the laws of which the Agent or such Bank is organized or any political subdivision or taxing authority thereof or therein or by any jurisdiction in which such Bank's lending office is located or any political subdivision or taxing authority thereof or therein or as a result of a connection between such Bank and any jurisdiction other than a connection resulting solely from entering into this Agreement (all such non-excluded taxes, levies, imposts, deductions, charges or withholdings being thereinafter called "Taxes").
Subject to the provisions of subsection 2.14(c), if any Taxes are required to be withheld from any amounts payable to the Agent or any Bank hereunder or under the Notes or the Letters of Credit, the amounts so payable to the Agent or such Bank shall be increased to the extent necessary to yield to the Agent or such Bank (after payment of all Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement and the Notes. Whenever any Taxes are paid by the Borrower with respect to payments made in connection with this Agreement, as promptly as possible thereafter, the Borrower shall send to the Agent for its own account or for the account of such Bank, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof. Subject to the provisions of subsection 2.14(c), if the Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Agent and the Banks for any incremental taxes, interest or penalties that may become payable by the Agent or any Banks as a result of any such failure.

                 (b) Each Bank that is not incorporated or organized under the laws of the United States of America or a state thereof agrees that, the first date any payment is due to be made to it hereunder or under any Note or Letter of Credit, it will deliver to the Borrower and the Agent (i) two valid, duly completed copies of United States Internal Revenue Service Form 1001 or 4224 or successor applicable form, as the case may be, certifying in each case that such Bank is entitled to receive payments under this Agreement, the Notes payable to it and the Letters of Credit, without deduction or withholding of any United States federal income taxes, and (ii) a valid, duly completed Internal Revenue Service Form W-8 or W-9 or successor applicable form, as the case may be, to establish an exemption from United States backup withholding tax. Each Bank which delivers to the Borrower and the Agent a Form 1001 or 4224 and Form W-8 or W-9 pursuant to the next preceding sentence further undertakes to deliver to the Borrower and the Agent two further copies of the said Form 1001 or 4224 and Form W-8 or W-9, or successor applicable forms, or other manner or certification, as the case may be, on or before the date that any such form expires or becomes obsolete or otherwise is required to be resubmitted as a condition to obtaining an exemption from withholding tax, or after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower, and such extensions or renewals thereof as may reasonably be requested by the Borrower, certifying in the case of a Form 1001 or 4224 that such Bank is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, unless any change in treaty, law or regulation or official interpretation thereof has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Bank from duly completing and delivering any such letter or form with respect to it and such Bank advises the Borrower that it is not capable of receiving payments without any deduction or withholding of United States federal income tax, and in the case of a Form W-8 or W-9, establishing an exemption from United States backup withholding tax.

                 (c) The Borrower shall not be required to pay any additional amounts to the Agent or any Bank (or Purchasing Bank) in respect of United States withholding tax pursuant to subsection 2.14(a) if (i) the obligation to pay such additional amounts would not have arisen but for a failure by the Agent or such Bank (or Purchasing Bank) to comply with the requirements of subsection 2.14(b) (or in the case of a Purchasing Bank, the requirements of subsection 11.6(g)) or (ii) the Agent or such Bank (or Purchasing Bank) shall not have furnished the Borrower with such forms and shall not have taken such other steps as reasonably may be available to it (provided, however, that such steps shall not impose on the Agent or such Bank any additional costs or legal or regulatory burdens deemed by the Agent or such Bank in its sole judgment to be material) under applicable tax laws and any applicable tax treaty or convention to obtain an exemption from, or reduction (to the lowest applicable rate) of, such United States withholding tax.

                 (d) Each Bank agrees to use reasonable efforts (including reasonable efforts to change its lending office) to avoid or to minimize any amounts which might otherwise be payable pursuant this subsection 2.14; provided, however, that such efforts shall not impose on such Bank any additional costs or legal or regulatory burdens deemed by such Bank in its sole judgment to be material.

                 (e) The agreements in subsection 2.14(a) shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder until the expiration of the applicable statute of limitations for such taxes.

                 2.15 Use of Proceeds. The proceeds of the Revolving Credit Loans shall be used (a) to finance the Acquisition and (b) for other general corporate purposes. The proceeds of the Swing Line Loans shall be used solely to finance the short-term working capital needs of the Borrower and its Subsidiaries in the ordinary course of business.

                 2.16 Assignment of Commitments Under Certain Circumstances. In the event that any Bank shall have delivered a notice or certificate pursuant to subsection 2.12, the Borrower shall have the right, at its own expense, upon notice to such Bank and the Agent, to require such Bank to transfer and assign without recourse (in accordance with and subject to the restrictions contained in subsection 11.6) all its interests, rights and obligations under this Agreement to another bank or financial institution identified by the Borrower acceptable to the Agent (subject to the restrictions contained in subsection 11.6) which shall assume such obligations; provided that (a) no such assignment shall conflict with any law, rule or regulation or order of any Governmental Authority and (b) the Borrower or the assignee, as the case may be, shall pay to the transferor Bank in immediately available funds on the date of such assignment the principal of and interest accrued to the date of payment on the Loans made by it hereunder and all other amounts accrued for its account or owed to it hereunder, including, without limitation, amounts payable pursuant to subsection 2.12.


                 SECTION 3.  LETTERS OF CREDIT

                 3.1 Letters of Credit. (a) Subject to the terms and conditions of this Agreement, Chemical (or such other Bank which succeeds Chemical as Agent), as Issuing Bank, agrees, and any other Issuing Bank may, as agreed between the Borrower and such Issuing Bank, agree, on behalf of the Banks, and in reliance on the agreement of the Banks set forth in subsection 3.3, to issue for the account of the Borrower (or in connection with any Foreign Letter of Credit, for the joint and several accounts of the Borrower and such applicable Foreign Subsidiary) letters of credit in an aggregate face amount not to exceed $125,000,000 at any time outstanding, as follows:

                    (i) standby letters of credit (collectively, the "Standby Letters of Credit") in the form of either (A) in the case of standby letters of credit to be used for the purposes described in subsection 3.9(a) or (c), the Issuing Bank's standard standby letter of credit or
         (B) in the case of standby letters of credit to be used for the purposes described in subsection 3.9(b), a letter of credit reasonably satisfactory to the Issuing Bank, and in either case, in favor of such beneficiaries as the Borrower shall specify from time to time (which shall be reasonably satisfactory to the Issuing Bank);provided that the face value of all Foreign Letters of Credit with beneficiaries which are not organized under the laws of Canada or Mexico shall not exceed, in the aggregate $65,000,000; and

                    (ii) commercial letters of credit in the form of the Issuing Bank's standard commercial letters of credit ("Commercial Letters of Credit") in favor of sellers of goods or services to the Borrower or its Subsidiaries (the Standby Letters of Credit and Commercial Letters of Credit being referred to collectively as the "Letters of Credit");

provided that on the date of the issuance of any Letter of Credit, and after giving effect to such issuance, the Extensions of Credit shall not exceed the Commitments at such time. Each Standby Letter of Credit shall (i) have an expiry date no later than (A) with respect to any Standby Letter of Credit to be used for the purposes described in subsection 3.9(a) or (c), one year from the date of issuance thereof or, if earlier, the Termination Date or (B) with respect to any Standby Letter of Credit to be used for the purposes described in subsection 3.9(b), the Termination Date, (ii) be denominated in Dollars and
(iii) be in a minimum face amount of $500,000. Each Commercial Letter of Credit shall (i) provide for the payment of sight drafts when presented for honor thereunder, or of time drafts, in each case in accordance with the terms thereof and when accompanied by the documents described or when such documents are presented, as the case may be, (ii) be denominated in Dollars and (iii) have an expiry date no later than six months from the date of issuance thereof or, if earlier, the Termination Date.

                 (b) Pursuant to the Amended and Restated Credit Agreement, Chemical, as Issuing Bank, has issued the Letters of Credit described in
Schedule 3.1 (the "Existing Letters of Credit"). From and after the Closing Date, the Existing Letters of Credit shall for all purposes be deemed to be Letters of Credit outstanding under this Agreement.

                 3.2 Procedure for Issuance of Letters of Credit. The Borrower may from time to time request, upon at least three Business Days' notice, Chemical, as Issuing Bank, to issue a Letter of Credit by delivering to such Issuing Bank at its address specified in subsection 11.2 a Letter of Credit Application, completed to the satisfaction of such Issuing Bank, together with such other certificates, documents and other papers and information as such Issuing Bank may reasonably request. Upon receipt of any Letter of Credit Application from the Borrower, or, in the case of a Foreign Letter of Credit, from the Borrower and the Foreign Subsidiary that is an account party on such Letter of Credit, such Issuing Bank will promptly, but in no event later than five Business Days following receipt of such Letter of Credit Application, notify each Bank thereof. Upon receipt of any Letter of Credit Application, Chemical, as Issuing Bank, will process such Letter of Credit Application, and the other certificates, documents and other papers delivered in connection therewith, in accordance with its customary procedures and shall promptly issue such Letter of Credit (but in no event earlier than three Business Days after receipt by such Issuing Bank of the Letter of Credit Application relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof and by furnishing a copy thereof to the Borrower and the Participating Banks. In addition, the Borrower may from time to time agree with Issuing Banks other than Chemical upon procedures for issuance by such Issuing Banks of Letters of Credit and cause Letters of Credit to be issued by following such procedures. Such procedures shall be reasonably satisfactory to
the Agent.   Prior to the issuance of any Letter of Credit, the Issuing Bank will confirm with the Agent that the issuance of such Letter of Credit is permitted pursuant to Section 3 and subsection 5.2. Additionally, each Issuing Bank and the Borrower shall inform the Agent of any modifications made to outstanding Letters of Credit, of any payments made with respect to such Letters of Credit, and of any other information regarding such Letters of Credit as may be reasonably requested by the Agent, in each case pursuant to procedures established by the Agent.

                 3.3 Participating Interests. In the case of each Existing Letter of Credit, effective on the Closing Date, and in the case of each Letter of Credit issued on or after the Closing Date, effective as of the date of the issuance thereof, the Issuing Bank in respect of such Letter of Credit agrees to allot and does allot, to each other Bank, and each such Bank severally and irrevocably agrees to take and does take a Participating Interest in such Letter of Credit and the related Letter of Credit Application in a percentage equal to such Bank's Commitment Percentage. On the date that any Purchasing Bank becomes a party to this Agreement in accordance with subsection 11.6, Participating Interests in any outstanding Letter of Credit held by the Bank from which such Purchasing Bank acquired its interest hereunder shall be proportionately reallotted between such Purchasing Bank and such transferor Bank. Each Participating Bank hereby agrees that its obligation to participate in each Letter of Credit issued hereunder and to pay or to reimburse the Issuing Bank in respect of such Letter of Credit for its participating share of the drafts drawn thereunder shall be irrevocable and unconditional; provided that no Participating Bank shall be liable for the payment of any amount under subsection 3.4(b) resulting solely from such Issuing Bank's gross negligence or willful misconduct.

                 3.4 Payments. (a) The Borrower agrees (and in the case of a Foreign Letter of Credit, such Foreign Subsidiary for whose account such Letter of Credit was issued shall also agree, jointly and severally) (i) to reimburse the Agent for the account of the relevant Issuing Bank, forthwith upon its demand and otherwise in accordance with the terms of the Letter of Credit Application, if any, relating thereto, for any payment made by such Issuing Bank under any Letter of Credit issued by such Issuing Bank for its account and
(ii) to pay to the Agent for the account of such Issuing Bank, interest on any unreimbursed portion of any such payment from the date of such payment until reimbursement in full thereof at a fluctuating rate per annum equal to the rate then borne by ABR Loans pursuant to subsection 4.1(a) plus 2%.

                 (b) In the event that an Issuing Bank makes a payment under any Letter of Credit and is not reimbursed in full therefor, forthwith upon demand of such Issuing Bank, and otherwise in accordance with the terms hereof or of the Letter of Credit Application, if any, relating to such Letter of Credit, such Issuing Bank will promptly through the Agent notify each Participating Bank that acquired its Participating Interest in such Letter of Credit from such Issuing Bank. No later than the close of business on the date such notice is given, each such Participating Bank will transfer to the Agent, for the account of such Issuing Bank, in immediately available funds, an amount equal to such Participating Bank's pro rata share of the unreimbursed portion of such payment. Upon its receipt from such Participating Bank of such amount, such Issuing Bank will, if so requested by such Participating Bank, complete, execute and deliver to such Participating Bank a Letter of Credit Participation Certificate dated the date of such receipt and in such amount.

                 (c) Whenever, at any time, after an Issuing Bank has made payment under a Letter of Credit and has received from any Participating Bank such Participating Bank's pro rata share of the unreimbursed portion of such payment, such Issuing Bank receives any reimbursement on account of such unreimbursed portion or any payment of interest on account thereof, such Issuing Bank will distribute to the Agent, for the account of such Participating Bank, its pro rata share thereof; provided, however, that in the event that the receipt by such Issuing Bank of such reimbursement or such payment of interest (as the case may be) is required to be returned, such Participating Bank will promptly return to the Agent, for the account of such Issuing

Bank, any portion thereof previously distributed by such Issuing Bank to it.

                 3.5 Increased Costs. (a) In the event that any Requirement of Law (or any change therein or in the interpretation or application thereof) or compliance by any Bank with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority shall either (i) impose, modify or hold applicable any reserve, special deposit or similar requirement against letters of credit issued by an Issuing Bank or participated in by other Banks or (ii) impose upon an Issuing Bank or on any other Bank any other condition regarding any Letter of Credit and the result of any event referred to in clause (i) or (ii) above shall be to increase the cost to such Issuing Bank or any other Bank of issuing or maintaining such Letter of Credit (or its participation therein, as the case may be), or to reduce any amount receivable in connection therewith then, in any such case the Borrower shall, without duplication of any amounts paid pursuant to subsection 2.12(a), promptly pay to such Issuing Bank or such other Bank, as the case may be, upon receipt of its demand setting forth in reasonable detail any additional amounts which shall be sufficient to compensate such Issuing Bank or such other Bank for such increased cost or reduced amount receivable, together with interest on each such amount from the date two Business Days after the date demanded until payment in full thereof at the ABR. A certificate as to the fact and amount of such increased cost incurred by such Issuing Bank or such other Bank or such reduced amount receivable as a result of any event mentioned in clause (i) or
(ii) above, submitted by such Issuing Bank or any such other Bank (through the Agent) to the Borrower, shall be conclusive in the absence of manifest error.

                 (b) In the event that an Issuing Bank shall have determined that the adoption of any law, rule, regulation or guideline regarding capital adequacy, or any change therein or in the interpretation or application thereof or compliance by such Issuing Bank or any corporation controlling such Issuing Bank with any request or directive regarding capital adequacy (whether or not having the force of law) from any central bank or Governmental Authority, including, without limitation, the issuance of any final rule, regulation or guideline, does or shall have the effect of reducing the rate of return on such Issuing Bank's or such corporation's capital as a consequence of its obligations hereunder to a level below that which such Issuing Bank or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Issuing Bank's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Issuing Bank to be material, then from time to time, after submission by such Issuing Bank to the Borrower (with a copy to the Agent) of a written request therefor, the Borrower shall promptly pay to such Issuing Bank, without duplication of any amounts paid pursuant to subsection 2.12(b), such additional amount or amounts as will compensate such Issuing Bank for such reduction.

                 3.6 Further Assurances. (a) The Borrower hereby agrees, from time to time, to do and perform any and all acts and to execute any and all further instruments reasonably requested by an Issuing Bank more fully to effect the purposes of this Agreement and the issuance of the Letters of Credit opened hereunder.

                 (b) It is understood that in connection with Letters of Credit issued for the purposes described in subsection 3.9(b) it may be customary for the Issuing Bank in respect of such Letter of Credit to obtain an opinion of its counsel relating to such Letter of Credit, and each Issuing Bank that issues such a Letter of Credit agrees to cooperate with the Borrower in obtaining such customary opinion, which opinion shall be at the Borrower's expense unless otherwise agreed to by such Issuing Bank.

                 3.7 Obligations Absolute. The payment obligations of the Borrower under subsection 3.4 shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including, without limitation, the following circumstances:

                 (a) the existence of any claim, set-off, defense or other right which the Borrower may have at any time against any beneficiary, or any transferee, of any Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), any Issuing Bank or any Participating Bank, or any other Person, whether in connection with this Agreement, the transactions contemplated herein, or any unrelated transaction;

                 (b) any statement or any other document presented under any Letter of Credit opened for its account proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                 (c) payment by an Issuing Bank under any Letter of Credit against presentation of a draft or certificate which does not comply with the terms of such Letter of Credit, except payment resulting solely from the gross negligence or willful misconduct of such Issuing Bank; or

                 (d) any other circumstances or happening whatsoever, whether or not similar to any of the foregoing, except circumstances or happenings resulting from the gross negligence or willful misconduct of such Issuing Bank.

                 3.8 Letter of Credit Application. To the extent not inconsistent with the terms of this Agreement (in which case the provisions of this Agreement shall prevail), provisions of any Letter of Credit Application related to any Letter of Credit are supplemental to, and not in derogation of, any rights and remedies of the Issuing Banks and the Participating Banks under this Section 3 and applicable law. The Borrower acknowledges and agrees that all rights of the Issuing Bank under any Letter of Credit Application shall inure to the benefit of each Participating Bank to the extent of its Commitment Percentage as fully as if such Participating Bank was a party to such Letter of Credit Application.

                 3.9 Purpose of Letters of Credit. Each Standby Letter of Credit shall be used by the Borrower solely (a) to provide credit support for borrowings by the Borrower or its Subsidiaries, (b) to pay or secure the payment of the principal amount of, and accrued interest on, and other obligations with respect to, Industrial Revenue Bonds in accordance with the provisions of the indenture related thereto, or (c) for other working capital purposes of the Borrower and Subsidiaries in the ordinary course of business. Each Commercial Letter of Credit will be used by the Borrower and Subsidiaries solely to provide the primary means of payment in connection with the purchase of goods or services by the Borrower and Subsidiaries in the ordinary course of business.


                 SECTION 4.  INTEREST RATE PROVISIONS, FEES AND PAYMENTS

                 4.1 Interest Rates and Payment Dates. (a) Each ABR Loan shall bear interest for the period from and including the date thereof until maturity, repayment or conversion on the unpaid principal amount thereof at a rate per annum equal to the ABR.

                 (b) Each Eurodollar Loan shall bear interest for each Interest Period with respect thereto on the unpaid principal amount thereof at a rate per annum equal to the Eurodollar Rate determined for such Interest Period plus the Applicable Margin.

                 (c) If all or a portion of the principal amount of any of the Loans shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), each Eurodollar Loan shall be converted to an ABR Loan at the end of the last Interest Period therefor for which the Agent shall have determined, on or prior to the date such unpaid principal amount became due, a Eurodollar Rate. Any overdue principal amount of any Loan shall bear interest from the due date thereof until payment in full thereof (as well after judgment as before judgment) at a rate per annum equal to the interest rate then borne by each such Loan under subsection 4.1(a) or 4.1(b), as applicable, plus 2%. Any overdue fees payable hereunder shall bear interest from the due date thereof until payment in full thereof (as well after judgment as before judgment) at a rate per annum equal to the interest rate then borne by ABR Loans plus 2%.

                 (d) Interest payable under subsection 4.1(a) or 4.1(b) shall be payable in arrears on each Interest Payment Date, commencing on the first such date to occur after the Closing Date. Interest payable under subsection 4.1(c) shall be payable on demand.

                 4.2 Commitment Fees. The Borrower agrees to pay to the Agent, for the account of each Bank, a commitment fee for the period from and including the Closing Date to the Termination Date calculated on the average daily Available Commitment of such Bank for each day during the period for which such commitment fee is being paid, at the rate per annum set forth below opposite the Coverage Ratio and Debt Ratio most recently determined:

                                                                             Commitment
         Ratio Levels                                                         Fee Rate
         ------------                                                        ----------
         Level I:

         Coverage Ratio is
           less than 4.0 to 1
           and Debt Ratio
           is greater than
           3.25 to 1                                                         0.375%

         Level II:

         Coverage Ratio is
           equal to or greater
           than 4.0 to 1 but less
           than 5.0 to 1 and
           Debt Ratio is
           equal to or less
           than 3.25 to 1 but
           greater than 1.75 to 1                                            0.250%

         Level III:

         Coverage Ratio is equal to
           or greater than 5.0 to 1
           and Debt Ratio is equal to
           or less than 1.75 to 1                                            0.200%;

provided that (i) the commitment fee rate commencing on the Closing Date shall be that set forth above opposite Level II until the first Adjustment Date for which the Coverage Ratio or Debt Ratio falls within another Level, (ii) the commitment fee rate determined for any Adjustment Date shall remain in effect until a subsequent Adjustment Date for which the Coverage Ratio or Debt Ratio falls within a different Level, (iii) if the financial statements and related compliance certificate for any fiscal period are not delivered by the date due pursuant to subsection 7.1, the commitment fee rate shall be that set forth above opposite Level I from such due date until the subsequent

Adjustment Date, and (iv) if the Debt Ratio and the Coverage Ratio do not fall within the same Level, the rate applicable will be the rate set forth above opposite such higher Level. Such fee shall be payable quarterly in arrears on the last day of each March, June, September and December, commencing on December 31, 1994 and on the Termination Date. For purposes of this subsection 4.2(b), the higher Level shall be the Level at which the applicable rate would be higher.

                 4.3 Agent's Fees. The Borrower agrees to pay to the Agent for its own account any administrative fees as agreed between the Agent and the Borrower in writing from time to time.

                 4.4 Letter of Credit Fees. (a) In lieu of any letter of credit commissions and fees provided for in any Letter of Credit Application (other than any standard issuance, amendment and negotiation fees), the Borrower will pay the Agent, (i) for the account of the Issuing Bank, a non-refundable fronting fee equal to 0.25% per annum and (ii) for the account of the Banks, a non-refundable Letter of Credit fee equal to the Applicable Margin with respect to Eurodollar Loans less 0.25%, in each case on the amount available to be drawn under such Letter of Credit. Such fee shall be payable quarterly in arrears on the last Business Day of each calendar quarter, and shall be calculated on the average daily amount available to be drawn under the Letters of Credit.

                 (b) The Borrower agrees to pay the Issuing Bank for its own account its customary administration, amendment, transfer and negotiation fees charged by the Issuing Bank in connection with its issuance and administration of Letters of Credit.

                 4.5 Computation of Interest and Fees. (a) Interest on the Loans and all fees payable pursuant hereto shall be calculated on the basis of a 360 day year for the actual days elapsed. The Agent shall as soon as practicable notify the Borrower and the Banks of each determination of a Eurodollar Rate. Any change in the interest rate on a Loan resulting from a change in the ABR, the Eurocurrency Reserve Requirements or the Applicable Margin shall become effective as of the opening of business on the day on which such change in the ABR is announced, such change in the Eurocurrency Reserve Requirements shall become effective or such change in the Applicable Margin occurs, as the case may be. The Agent shall as soon as practicable notify the Borrower and the Banks of the effective date and the amount of each such change. For purposes of the Interest Act (Canada), where, in respect of any Loan, (i) a rate of interest is to be calculated on the basis of a year of 360 days, the yearly rate of interest to which the 360 day rate is equivalent is such rate multiplied by the number of days in the year for which such calculation is made and divided by 360, or (ii) an annual rate of interest is to be calculated during a leap year, the yearly rate of interest to which such rate is equivalent is such rate multiplied by 366 and divided by 365.

                 (b) Each determination of an interest rate by the Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Banks in the absence of manifest error. The Agent shall, at the request of the Borrower, deliver to the Borrower a statement showing the quotations used by the Agent in determining any interest rate pursuant to subsection 4.1(b).

                 (c) If any Reference Bank's Commitments shall terminate (otherwise than on termination of all the Commitments), or its Loans shall be assigned for any reason whatsoever, such Reference Bank shall thereupon cease to be a Reference Bank, and if, as a result of the foregoing, there shall only be one Reference Bank remaining, then the Agent (after consultation with the Borrower and the Banks) shall, by notice to the Borrower and the Banks, designate another Bank as a Reference Bank so that there shall at all times be at least two Reference Banks.

                 (d) Each Reference Bank shall use its best efforts to furnish quotations of rates to the Agent as contemplated hereby. If any of the Reference Banks shall be unable or otherwise fails to supply such rates to the Agent upon its request, the rate of interest shall be determined on the basis of the quotations of the remaining Reference Banks or Reference Bank.

                 4.6 Pro Rata Treatment and Payments. Each borrowing by the Borrower hereunder (other than pursuant to subsection 2.4(a)), each conversion or continuation of a Loan under subsection 2.6, each payment (including each prepayment) by the Borrower on account of principal, interest and fees hereunder (except fees referred to in subsections 4.3, 4.4(a)(i) and 4.4(b) and except for payments in respect of Swing Line Loans) and any reduction of the Commitments shall be made pro rata according to the respective Commitment Percentages of the Banks. All payments (including prepayments) to be made by the Borrower on account of principal, interest and fees shall be made without set off or counterclaim and shall be made to the Agent, for the account of the Banks (except with respect to the fees referred to in subsections 4.3, 4.4(a)(i) and 4.4(b) and except for payments in respect of Swing Line Loans), at the Agent's office set forth in subsection 11.2, in each case on or prior to 12:00 P.M., New York City time, in lawful money of the United States of America and in immediately available funds. The Agent shall promptly distribute each such payment to each Bank. If any payment hereunder (other than payments on the Eurodollar Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. If any payment on a Eurodollar Loan becomes due and payable on a day other than a Working Day, the maturity thereof shall be extended to the next succeeding Working Day unless the result of such extension would be to extend such payment into another calendar month in which event such payment shall be made on the immediately preceding Working Day.

                 4.7 Failure by Banks to Make Funds Available. Unless the Agent shall have been notified in writing by any Bank prior to a Borrowing Date that such Bank will not make the amount which would constitute its Commitment Percentage of the borrowing on such Borrowing Date available to the Agent, the Agent may assume that such Bank has made such amount available to the Agent on such Borrowing Date in accordance with subsection 2.3 or 2.4, as the case may be, and the Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such amount is made available to the Agent on a date after such Borrowing Date, such Bank shall pay to the Agent on demand an amount equal to the product of (a) the daily average Federal funds rate during such period as quoted by the Agent, times (b) the amount of such Bank's Commitment Percentage of such borrowing, times (c) a fraction the numerator of which is the number of days that elapse from and including such Borrowing Date to the date on which such Bank's Commitment Percentage of such borrowing shall have become immediately available to the Agent and the denominator of which is
360. A certificate of the Agent submitted to any Bank with respect to any amounts owing under this subsection 4.7 shall be conclusive, absent manifest error. If such Bank's Commitment Percentage of such borrowing is not in fact made available to the Agent by such Bank within three Business Days of such Borrowing Date, the Agent shall be entitled to recover from the Borrower such amount, on demand, with interest thereon at the rate applicable to the Loans made on such Borrowing Date. Nothing herein shall be deemed to relieve any Bank from its obligation to fulfill its Commitment hereunder or to prejudice any rights which the Borrower may have against such Bank as a result of any default by such Bank hereunder.


                 SECTION 5.  CONDITIONS PRECEDENT

                 5.1 Conditions to Closing Date. The Closing Date shall occur on the date of satisfaction of the following conditions precedent:

                 (a) Agreement; Notes. The Agent shall have received (i) a counterpart of this Agreement for each Bank, duly executed by a Responsible Officer of the Borrower and (ii) for each Bank, a Revolving Credit Note (and, in the case of Chemical, a Swing Line
         Note) conforming to the requirements hereof, duly executed by a Responsible Officer of the Borrower.

                 (b) Subsidiary Guarantee. The Agent shall have received, with a counterpart for each Bank, the Subsidiary Guarantee duly executed by each guarantor party thereto and by the Agent.

                 (c) Security Agreements. The Agent shall have received, with a counterpart for each Bank, each of the Security Agreements duly executed by the grantor party thereto and by the Agent, including the Acknowledgment and Confirmation with respect to the Amended and Restated General Security Agreement.

                 (d) Pledge Agreements. The Agent shall have received, with a counterpart for each Bank, each of the Pledge Agreements duly executed by the pledgor party thereto and by the Agent, including the Acknowledgment and Confirmation with respect to the Amended and Restated Canadian Pledge Agreement and the Confirmation with respect to the Pledge Agreement ("Nantissement").

                 (e) Pledged Stock; Stock Powers. The Agent shall have received the certificates representing the shares pledged pursuant to each of the Pledge Agreements, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof.

                 (f) Mortgages. The Agent shall have received, with a counterpart for each Bank, a certified true copy of each of the Mortgages.

                 (g) Perfection Actions. Except for (i) the notarization and the related notification relating to the Second Amended and Restated German Pledge Agreement, (ii) the perfection procedures detailed in the Second Amended and Restated Mexican Pledge Agreement and the Second Amended and Restated Additional Mexican Pledge Agreement and
         (iii) the notarization and filings relating to the Amendment Agreement to the Irrevocable Property Conveyance Trust Agreements covering the Rio Bravo, San Lorenzo and La Cuesta facilities of Favesa, all filings, registrations and recordings necessary or recommended in order to continue the perfection and priority of the Agent's security interest purported to be created by the Security Documents shall have been accomplished. The Agent shall have received evidence reasonably satisfactory to it of each such filing, registration or recordation and satisfactory evidence of the payment of any necessary fee, tax or expense relating thereto.

                 (h) Consents. The Agent shall have received, with copies and executed certificates for each Bank, true and correct copies (in each case certified as to authenticity on such date by a duly authorized officer of the Borrower) of all documents and instruments, including all consents, authorizations and filings, required under any Requirement of Law or by Contractual Obligation of Borrower or any of its Subsidiaries, in connection with the execution, delivery, performance, validity and enforceability of this Agreement and the other Loan Documents, and such consents, authorizations and filings shall be satisfactory in form and substance to the Banks and be in full force and effect.

                 (i) Incumbency Certificates. The Agent shall have received, with a counterpart for each Bank, a certificate of the Secretary or Assistant Secretary of each Domestic Loan Party, dated the Closing Date, as to the incumbency and signature of their respective officers executing each Loan Document to be entered into on the Closing Date to which it is a party, together with satisfactory evidence of the incumbency of such Secretary or Assistant Secretary.

                 (j) Corporate Proceedings. The Agent shall have received, with a counterpart for each Bank, a copy of the resolutions in form and substance satisfactory to the Agent, of the Board of Directors (or the executive committee thereof) of each Domestic Loan Party authorizing (i) the execution, delivery and performance of each Loan Document to be entered into on the Closing Date to which it is a party, and (ii) the granting by it of the pledge and security interests, if any, granted by it pursuant to such Loan Document, certified by their respective Secretary or an Assistant Secretary as of the Closing Date, which certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate.

                 (k) Litigation. No material suit, action, investigation, inquiry or other proceeding (including, without limitation, the enactment or promulgation of a statute or rule) by or before any arbitrator or any Governmental Authority shall be pending and no preliminary or permanent injunction or order by a state or federal court shall have been entered (i) in connection with any Loan Document or any of the transactions contemplated hereby or (ii) which, in any such case, could have a material adverse effect on (A) the transactions contemplated by any Loan Document including, without limitation, the financings contemplated hereby or (B) the business, operations, properties, assets or financial or other condition of the Borrower and its Subsidiaries taken as a whole.

                 (l) Fees. The Agent shall have received all fees required to be paid to the Agent and/or the Banks pursuant to Section 4 and/or any other written agreement on or prior to the Closing Date.

                 (m) Legal Opinion of Counsel to Borrower. The Agent shall have received, with a copy for each Bank, an opinion, dated the Closing Date, of Winston & Strawn, counsel to Borrower and its Subsidiaries, and Michigan counsel to Borrower and its Subsidiaries, acceptable to the Agent, in form and substance satisfactory to the Banks and covering such matters incident to the transactions contemplated hereby as the Banks may reasonably require.

                 (n) Legal Opinions of Foreign Counsel. The Agent shall have received or waived as a condition precedent, with a counterpart for each Bank, an opinion of Stikeman, Elliott, Canadian counsel to the Borrower, Blake, Cassels & Graydon, Baker & McKenzie, Swedish counsel to the Borrower, Freshfields, French counsel to the Agent, and Clifford Chance, U.K. counsel to the Agent in form and substance satisfactory to the Banks and covering such matters incident to the transactions contemplated hereby as the Banks may reasonably require.

                 (o) Subordinated Debt Documents; Other Agreements. The Agent shall have received, with a counterpart for each Bank, a certified true copy of the Subordinated Note Indenture, the Senior Subordinated
         Note Indenture, the Stockholders Agreement, the Subscription Agreements and the Purchase Agreement.

                 (p) Amended and Restated Credit Agreement. All fees and expenses payable under the Amended and Restated Credit Agreement and accrued through the Closing Date shall have been paid in full; provided that all such fees shall be reasonable and billed to the Borrower at least 3 days prior to the Closing Date.

                 (q) Representations and Warranties. The representations and warranties made by each of the Loan Parties in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the Closing Date as if made on and as of the Closing Date.

                 (r) Additional Matters. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by the Loan Documents shall be reasonably satisfactory in form and substance to the Agent.

                 (s) Subsection 11.14 Provisions. The provisions of subsection 11.14 shall have been complied with.

                 5.2 Conditions to Each Loan and Each Letter of Credit. The agreement of each Bank to make any Loan requested to be made by it on any date (including, without limitation, the Closing Date) and the agreement of the Issuing Bank to open any Letter of Credit requested to be opened on any date (including, without limitation, the Closing Date), is subject to the satisfaction of the following conditions precedent as of the date such Loan or Letter of Credit is requested to be made or opened:

                 (a) Representations and Warranties. Each of the representations and warranties made by each of the Loan

         Parties in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date.

                 (b) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the Loans or the Letters of Credit requested to be made or opened, as the case may be, on such date.

                 (c) No Litigation. No material litigation, investigation or proceeding before or by any arbitrator or Governmental Authority shall be continuing or threatened against Borrower, any Subsidiary or any of the officers or directors of any thereof in connection with any Loan Document or any of the transactions contemplated hereby or thereby.

                 (d) No Violations of Law. The Loans and the use of proceeds thereof shall not contravene, violate or conflict with, nor involve any Bank in a violation of, any law, rule, injunction, or regulation or determination of any court of law or other Governmental Authority.

                 (e) No Change. Since the Closing Date, there shall have been no material adverse change in the business, operations, assets or financial or other condition of the Borrower and its Subsidiaries taken as a whole.

                 (f) Borrowing Certificate. The Agent shall have received, with a copy for each Bank, a certificate of the Borrower, substantially in the form of Exhibit G, dated such Borrowing Date and executed and delivered by a Responsible Officer of the Borrower.

                 Each borrowing by the Borrower hereunder and each request for issuance of a Letter of Credit shall constitute a representation and warranty by the Borrower as of the date of such borrowing that the conditions contained in this subsection 5.2 have been satisfied.

                 5.3 Conditions Precedent to Loan to Finance the Acquisition. The agreement of each Bank to make any Loan the proceeds of which are to be used to finance in whole or in part the Acquisition is subject to the satisfaction of the following conditions precedent:

                 (a) Date of Loan. Such Loan and the Acquisition shall occur on or before January 31, 1995.

                 (b) Acquisition Documents. The Agent shall have received, with a counterpart for each Bank, certified true copies of the acquisition agreements and related documents related to the Acquisition, in each case, in form and substance reasonably satisfactory to the Agent.

                 SECTION 6.  REPRESENTATIONS AND WARRANTIES

                 To induce the Banks to enter into this Agreement and to make the Loans, and to induce the Issuing Bank to issue Letters of Credit, the Borrower hereby represents and warrants to the Agent and to each Bank that:

                 6.1 Financial Statements. The audited consolidated balance sheets of the Borrower as of December 31, 1993 and the related statements of income and cash flow for the period ending on such date, heretofore furnished to the Agent and the Banks and certified by a Responsible Officer of the Borrower are complete and correct in all material respects and fairly present the financial condition of the Borrower on such date in conformity with GAAP applied on a consistent basis (subject to normal year-end adjustments). All liabilities, direct and contingent, of the Borrower on such dates required to be disclosed pursuant to GAAP are disclosed in such financial statements.

                 6.2 No Change. There has been no material adverse change in the business, operations, assets or financial or other condition of the Borrower and its Subsidiaries taken as a whole from that reflected on the financial statements dated December 31, 1993 referred to in subsection 6.1.

                 6.3 Corporate Existence; Compliance with Law. The Borrower and each of its Subsidiaries (a) is duly organized, validly existing and in good standing (or the functional equivalent thereof in the case of Foreign Subsidiaries) under the laws of the jurisdiction of its organization,
(b) has the corporate power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation and in good standing (or the functional equivalent thereof in the case of Foreign Subsidiaries) under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a material adverse effect on the business, operations, property or financial or other condition of the Borrower and its Subsidiaries taken as a whole and would not adversely affect the ability of any Loan Party to perform its respective obligations under the Loan Documents to which it is a party and
(d) is in compliance with all Requirements of Law, except to the extent that the failure to comply therewith could not, individually or in the aggregate, have a material adverse effect on the business, operations, assets or financial or other condition of the Borrower and its Subsidiaries taken as a whole and could not adversely affect the ability of any Loan Party to perform its obligations under the Loan Documents to which it is a party.

                 6.4 Corporate Power; Authorization; Enforceable Obligations. (a) Each Loan Party has the corporate power and authority, and the legal right, to execute, deliver and perform each of the Loan Documents to which it is a party or to which this Agreement requires it to become a party. The Borrower has the corporate power and authority to borrow hereunder and has taken all necessary corporate action to authorize the borrowings on the terms and conditions of this Agreement and the Notes. Each Loan Party has taken all necessary corporate action to authorize the execution, delivery and performance of each of the Loan Documents to which it is a party or to which this Agreement requires it to become a party.

                 (b) No consent or authorization of, filing with or other act by or in respect of any Person (including, without limitation, any Governmental Authority) is required in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of the Loan Documents or the consummation of any of the transactions contemplated hereby or thereby, except for consents, authorizations, or filings which have been obtained and are in full force and effect.

                 (c) This Agreement and each other Loan Document to which any Loan Party is a party has been, and each other Loan Document to be executed by a Loan Party hereunder will be, duly executed and delivered on behalf of such Loan Party. This Agreement and each other Loan Document to which any Loan Party is a party constitutes, and each other Loan Document to be executed by a Loan Party hereunder will constitute, a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

                 6.5 No Legal Bar; Senior Debt. The execution, delivery and performance by each Loan Party of the Loan Documents to which it is a party, the borrowings hereunder and the use of the proceeds thereof, (a) will not violate any Requirement of Law or any Contractual Obligation of the Borrower or any other Loan Party (including, without limitation, the Senior Subordinated Note Indenture and the Subordinated Note Indenture) except for violations of Requirements of Law and Contractual Obligations (other than such Indentures) which, individually or in the aggregate will not have a material adverse effect on the business, operations, property or financial or other condition of the Borrower and its Subsidiaries taken as a whole and will not adversely affect the ability of any Loan Party to perform its obligations under any of the Loan Documents to which it is a party and (b) will not result in, or require, the creation or imposition of any Lien (other than the Liens created by the Security Documents) on any of its or their respective properties or revenues pursuant to any Requirement of Law or Contractual Obligation. The Obligations constitute "Senior Indebtedness" benefitting from the subordination provisions contained in the Subordinated Debt, except to the extent that such Obligations are owed to an Affiliate of the Borrower.

                 6.6 No Material Litigation. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Borrower, threatened by or against the Borrower or any of its Subsidiaries or against any of its or their respective properties or revenues (a) with respect to any Loan Document or any of the transactions contemplated hereby or thereby, (b) which, if adversely determined, would have a material adverse effect on the business, operations, property or financial or other condition of the Borrower and its Subsidiaries taken as a whole or (c) which could adversely affect the ability of any Loan Party to perform its obligations under any of the Loan Documents to which it is a party.

                 6.7 No Default. Neither the Borrower nor any of its Subsidiaries is in default under or with respect to any Contractual Obligation or any order, award or decree of any Governmental Authority or arbitrator binding upon it or any of its properties in any respect which would have a material adverse effect on the business, operations, property or financial or other condition of the Borrower and its Subsidiaries taken as a whole or which would adversely affect the ability of any Loan Party to perform its obligations under any of the Loan Documents to which it is a party. No Default or Event of Default has occurred and is continuing.

                 6.8 Ownership of Property; Liens. The Borrower and each of its Material Subsidiaries has good record and marketable title in fee simple to, or a valid and subsisting leasehold interest in all its real property, and good title to all its other property, and none of such property is subject to any Lien, except as permitted in subsection 8.3.

                 6.9 No Burdensome Restrictions. No Contractual Obligation of the Borrower or any of its Subsidiaries and no Requirement of Law materially adversely affects, or insofar as the Borrower could reasonably foresee may so affect, the business, operations, property or financial or other condition of the Borrower and its Subsidiaries taken as a whole.

                 6.10 Taxes. The Borrower and each of its Material Subsidiaries has filed or caused to be filed all tax returns which to the knowledge of the Borrower are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than those which, in the aggregate, are not substantial in amount or those the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Borrower or its Subsidiaries, as the case may be); and no tax lien has been filed and, to the knowledge of the Borrower, no claim is being asserted with respect to any such tax, fee or other charge.

                 6.11 Federal Regulations. No Loan Party is engaged, nor will it engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U or Regulation G of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect. No part of the proceeds of any Loans hereunder will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect or for any purpose which violates the provisions of the Regulations of such Board of Governors.

                 6.12 ERISA. Neither a Reportable Event nor an "accumulated funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code. No termination of a Single Employer Plan has occurred and no Lien under the Code or ERISA in favor of PBGC or a Single Employer Plan has arisen during the five-year period prior to the date as of which this representation is deemed made. The present value of all accrued benefits under each Single Employer Plan maintained by the Borrower or any Commonly Controlled Entity (based on those assumptions used to fund the Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits, either individually or in the aggregate with all other Single Employer Plans under which such accrued benefits exceed such assets, by more than $10,000,000. Neither the Borrower nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan, and neither the Borrower nor any Commonly Controlled Entity would become subject to liability under ERISA in the aggregate which exceeds $10,000,000 if the Borrower or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date hereof, and no such withdrawal is likely to occur. No such Multiemployer Plan is in Reorganization or Insolvent. The present value (determined using actuarial and other assumptions which are reasonable in respect of the benefits provided and the employees participating) of the liability of the

Borrower and each Commonly Controlled Entity for post retirement benefits to be provided to their current and former employees under Plans which are welfare benefit plans (as defined in Section 3(1) of ERISA) does not, in the aggregate, exceed the assets under all such Plans allocable to such benefits by an amount in excess of $75,000,000.

                 6.13 Investment Company Act; Other Regulations. The Borrower is not an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. The Borrower is not subject to regulation under any federal or state statute or regulation which limits its ability to incur Indebtedness.

                 6.14 Subsidiaries, etc. The only Subsidiaries of the Borrower, and the only partnerships, joint ventures or business trusts in which the Borrower or any Subsidiary has an interest as of the Closing Date, are those listed on Schedule 6.14. The Borrower owns, as of the Closing Date, the percentage of the issued and outstanding capital stock or other evidences of the ownership of each Subsidiary, partnership or joint venture listed on
Schedule 6.14 as set forth on such Schedule. No such Subsidiary, partnership or joint venture has issued any securities convertible into shares of its capital stock (or other evidence of ownership) or any options, warrants or other rights to acquire such shares or securities convertible into such shares (or other evidence of ownership), and the outstanding stock and securities (or other evidence of ownership) of such Subsidiaries, partnerships or joint ventures are owned by the Borrower and its Subsidiaries free and clear of all Liens, warrants, options or rights of others of any kind whatsoever except for Liens permitted by subsection 8.3. All of the divisions of the Borrower and its Subsidiaries as of the Closing Date are listed on Schedule 6.14.

                 6.15 Accuracy and Completeness of Information. All information, reports and other papers and data with respect to the Borrower and its Subsidiaries and, to the best knowledge of the Borrower after due inquiry, with respect to the Fiat Seat Business and the Acquisition (other than projections) furnished to the Banks by the Borrower or on behalf of the Borrower, were, at the time the same were so furnished, complete and correct in all material respects, or have been subsequently supplemented by other information, reports or other papers or data, to the extent necessary to give the Banks a true and accurate knowledge of the subject matter in all material respects. All projections with respect to the Borrower and its Subsidiaries or with respect to the Acquisition, so furnished by the Borrower, as supplemented, were prepared and presented in good faith by the Borrower, it being recognized by the Banks that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results. No fact is known to the Borrower which materially and adversely affects or in the future may (so far as the Borrower can reasonably foresee) materially and adversely affect the business, assets, liabilities, financial or other condition or prospects of the Borrower or its Subsidiaries taken as a whole, which has not been set forth in the financial statements referred to in subsection 6.1 or in such information, reports, papers and data or otherwise disclosed in writing to the Banks prior to the Closing Date. No document furnished or statement made in writing to the Banks by the Borrower in connection with the negotiation, preparation or execution of this Agreement contains any untrue statement of a material fact, or, to the knowledge of the Borrower after due inquiry, omits to state any such material fact necessary in order to make the statements contained therein not misleading, in either case which has not been corrected, supplemented or remedied by subsequent documents furnished or statements made in writing to the Banks.

                 6.16 Security Documents. (a) Each Security Agreement is effective to create in favor of the Agent, for the ratable benefit of the Banks, a legal, valid and enforceable security interest in all right, title and interest of the Loan Party thereto in the collateral described therein. Such Security Agreement constitutes a fully perfected first Lien on, and security interest in, all right, title and interest of such Loan Party in the collateral described therein.

                 (b) Each Pledge Agreement is effective to create in favor of the Agent, for the ratable benefit of the Banks, a legal, valid and enforceable security interest in the pledged assets described therein. Such Pledge Agreement constitutes a fully perfected first Lien on, and security interest in, all right, title and interest of the Loan Party thereto in the pledged assets described therein.

                 (c) Each Mortgage is effective to grant to the Agent, for the ratable benefit of the Banks, a legal, valid and enforceable mortgage lien on all of the right, title and interest of the Loan Party thereto in the mortgaged property described therein. Such Mortgage constitutes a fully perfected lien on and security interest in, such mortgaged property, subject to the encumbrances and exceptions to title set forth in the title policies previously delivered to the Agent. Each Mortgage also creates a legal, valid, enforceable and perfected first Lien on, and security interest in, all right, title and interest of the mortgagor thereunder in all personal property which is the subject of such Mortgage, subject to the encumbrances and exceptions to title set forth in the title policies previously delivered to the Agent. All references in the Mortgages to the Credit Agreement shall be deemed to refer to this Agreement. The Borrower hereby confirms that each of the Mortgages to which the Borrower is a party stands as collateral security for the payment and performance of the Obligations.

                 6.17 Patents, Copyrights, Permits and Trademarks. Each of the Borrower and its Subsidiaries owns, or has a valid license or sub-license in, all domestic and foreign letters patent, patents, patent applications, patent and know-how licenses, inventions, technology, permits, trademark registrations and applications, trademarks, trade names, trade secrets, service marks, copyrights, product designs, applications, formulae, processes and the industrial property rights ("Proprietary Rights") used in the operation of its businesses in the manner in which they are currently being conducted and which are material to the business, operations, assets or financial or other condition of the Borrower and its Subsidiaries taken as a whole. Neither the Borrower nor any of its Subsidiaries is aware of any existing or threatened infringement or misappropriation of any Proprietary Rights of others by the Borrower or any of its Subsidiaries or of any Proprietary Rights of the Borrower or any of its Subsidiaries by others which is material to the business operations, assets or financial or other condition of the Borrower and its Subsidiaries taken as a whole.

                 6.18 Environmental Matters. Except as disclosed in Schedule 6.18, the Purchase Agreement, the Phase I Environmental Assessments, or any schedule hereto: (a) with respect to the Mortgaged Properties:

                    (i) Except for the property referred to in subsection 7.10(c), the Mortgaged Properties constitute all of the real properties owned in fee by the Borrower and its Subsidiaries in the United States required to be mortgaged to the Agent, for the ratable benefit of the Banks, pursuant to this Agreement.

                    (ii) To the best knowledge of the Borrower and its Subsidiaries, after reasonable investigation consisting of reasonable environmental compliance, review, monitoring, and remedial activities conducted at the individual manufacturing, warehouse, or production facility level, with all information relating to material environmental matters arising at such facilities being sent to the corporate officers of the Borrower from such manufacturing, warehouse or production facilities of any Subsidiary, the Mortgaged Properties do not contain, and have not previously contained, any Hazardous Materials in amounts or concentrations which (A) constitute a violation of, or (B) could reasonably give rise to any material liability under, Relevant Environmental Laws.

                   (iii) To the best knowledge of the Borrower and its Subsidiaries, after reasonable investigation consisting of reasonable environmental compliance, review, monitoring, and remedial activities conducted at the individual manufacturing, warehouse, or production facility level, with all information relating to material environmental matters arising at such facilities being sent to the corporate officers of the Borrower from such manufacturing, warehouse or production facilities of any Subsidiary, the Mortgaged Properties and all operations at the Mortgaged Properties are in compliance, and have been in compliance for the time period that each of the Mortgaged Properties has been owned by the Borrower or its Subsidiaries, in all material respects with all Relevant Environmental Laws, and there is no contamination at, on or under the Mortgaged Properties, or violation of any Relevant Environmental Law with respect to the Mortgaged Properties which could materially interfere with the continued operation of the Mortgaged Properties or materially impair the fair saleable value thereof. Neither the Borrower nor any Subsidiary has knowingly assumed any liability, by contract or otherwise, of any person under any Relevant Environmental Laws.

                    (iv) Neither the Borrower nor any of its Subsidiaries has received any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Relevant Environmental Laws with regard to any of the Mortgaged Properties or the operations of the Borrower or any of its Subsidiaries, other than such notice or notices where the liability or potential liability involved, either individually or in the aggregate, is not material to the relevant Mortgaged Property or to the Borrower and its Subsidiaries taken as a whole, nor does the Borrower or any of its Subsidiaries have knowledge or reason to believe that any such notice will be received or is being threatened.

                    (v) To the best knowledge of the Borrower and its Subsidiaries, based on the Borrower's and the Subsidiaries' customary practice of contracting only with licensed haulers for removal of Hazardous Materials from the Mortgaged Properties only to facilities authorized to receive such Hazardous Materials, Hazardous Materials have not been transported or disposed of from the Mortgaged Properties in violation of, or in a manner or to a location which could reasonably give rise to material liability under, Relevant Environmental Laws, nor have any Hazardous Materials been generated, treated, stored or disposed of at, on or under any of the Mortgaged Properties in material violation of, or in a manner that could reasonably give rise to material liability under, any Relevant Environmental Laws.

                    (vi) No judicial proceedings or governmental or administrative action is pending, or, to the knowledge of the Borrower and its Subsidiaries, threatened, under any Relevant Environmental Law to which the Borrower and its Subsidiaries are or will be named as a party with respect to the Mortgaged Properties, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Relevant Environmental Law with respect to the Mortgaged Properties.

                   (vii) To the best knowledge of the Borrower and its Subsidiaries after reasonable investigation, consisting of reasonable environmental compliance, review, monitoring, and remedial activities conducted at the individual manufacturing, warehouse, or production facility level, with all information relating to material environmental matters arising at such facilities being sent to the corporate officers of the Borrower from such manufacturing, warehouse or production facilities of any Subsidiary, there has been no release or threat of release of Hazardous Materials at or from the Mortgaged Properties, or arising from or related to the operations of the Borrower or its Subsidiaries in connection with the Mortgaged Properties in material violation of or in amounts or in a manner that could reasonably give rise to material liability under Relevant Environmental Laws.

                 (b) With respect to each parcel of real property owned or operated by the Borrower and its Subsidiaries (other than the Mortgaged Properties, to the best knowledge of the Borrower and its Subsidiaries, after reasonable investigation consisting of reasonable environmental compliance, review, monitoring and remedial activities conducted at the individual manufacturing, warehouse or production facility level, with all information relating to material environmental matters arising at such facilities being sent to the corporate offices of the Borrower from such manufacturing, warehouse or production facilities of any Subsidiary, each of the representations and warranties set forth in subsection 6.18(a)(ii) through
(a)(vii) is true and correct, except to the extent that the facts and circumstances giving rise to any such failure to be so true and correct is not reasonably likely to have a material adverse effect on the business, operations, property or condition (financial or otherwise) of the Borrower and its Subsidiaries.


                 SECTION 7.  AFFIRMATIVE COVENANTS

                 The Borrower hereby agrees that, so long as the Commitments remain in effect, any Note or Letter of Credit remains outstanding or any other amount is owing to any Bank or the Agent hereunder, the Borrower shall, and (except in the case of delivery of financial information, reports and notices) shall cause each of its Subsidiaries to:

                 7.1  Financial Statements.  Furnish to each Bank:

                 (a) as soon as available, but in any event within 95 days after the end of each fiscal year of the Borrower a copy of the audited consolidated balance sheets of the Borrower and its consolidated Subsidiaries as at the end of such year and the related consolidated statements of income and cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by independent certified public accountants of nationally recognized standing;

                 (b) as soon as available, but in any event not later than 50 days after the end of each of the first three quarterly periods of each fiscal year of the Borrower the unaudited consolidated and consolidating balance sheet of the Borrower and its consolidated Subsidiaries as at the end of each such quarter and the related unaudited consolidated and consolidating statements of income and cash flows of the Borrower and their consolidated Subsidiaries for such quarter and the portion of the fiscal year through such date, setting forth in each case in comparative form the figures for the corresponding quarterly period of the previous year, certified by a Responsible Officer (subject to normal year-end audit adjustments).

The Borrower covenants and agrees that all such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein (except as approved by such accountants or officer, as the case may be, and disclosed therein).

                 7.2  Certificates; Other Information.  Furnish to each Bank:

                 (a) concurrently with the delivery of the financial statements referred to in subsection 7.1(a), (i) a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate and (ii) a certificate of such certified public accountants showing in detail the calculations supporting such statements in respect of subsection 8.1;

                 (b) concurrently with the delivery of the financial statements referred to in subsection 7.1(a) and (b), a certificate of a Responsible Officer of the Borrower (i) stating that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate, (ii) stating, to the best of such Responsible Officer's knowledge, that all such financial statements are complete and correct in all material respects (subject, in the case of interim statements, to normal year-end audit adjustments) and have been prepared in reasonable detail and in accordance with

         GAAP applied consistently throughout the periods reflected therein (except as disclosed therein) and (iii) showing in detail the calculations supporting such statements in respect of subsection 8.1;

                 (c) concurrently with the delivery of the financial statements referred to in subsection 7.1(a) and (b), a copy of management's report on the business, operations, property and financial and other condition of the Borrower and its Subsidiaries, including financial results with respect to each of their individual manufacturing facilities, together with management's discussion thereof;

                 (d) not later than thirty days after the end of each fiscal year of the Borrower a copy in detail reasonably acceptable to the Agent of the projections by the Borrower of the operating budget and cash flow of the Borrower and its Subsidiaries, in each case for the next succeeding fiscal year, such projections to be accompanied by a certificate of a Responsible Officer of the Borrower to the effect that such projections have been prepared on the basis of sound financial planning practice and that such officer on behalf of the Borrower has no reason to believe they are incorrect or misleading in any material respect;

                 (e) promptly upon receipt thereof, copies of all reports submitted to the Borrower by independent certified public accountants in connection with each annual, interim or special audit of the books of the Borrower or any of its Subsidiaries made by such accountants, including, without limitation, any management letter commenting on the Borrower's internal controls submitted by such accountants to management in connection with their annual audit;

                 (f) promptly after the same are sent, copies of all financial statements and reports which the Borrower sends to its public equity holders, and within five days after the same are filed, copies of all financial statements and reports which the Borrower may make to, or file with, the Securities and Exchange Commission or any successor or analogous Governmental Authority; and

                 (g) promptly, such additional financial and other information as any Bank may from time to time reasonably request.

                 7.3 Performance of Obligations. Perform in all material respects all of its obligations under the terms of each mortgage, indenture, security agreement and other debt instrument by which it is bound or to which it is a party and pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its obligations of whatever nature, except when the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Borrower or its Subsidiaries, as the case may be.

                 7.4 Conduct of Business, Maintenance of Existence and Compliance with Obligations and Laws. Continue to engage in business of the same general type as now conducted by it and preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business except as otherwise permitted pursuant to subsection 8.5; comply with all Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith could not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, operations, property or financial or other condition of the Borrower and its Subsidiaries taken as a whole and could not reasonably be expected to adversely affect the ability of the Borrower or any of its Subsidiaries to perform their respective obligations under any of the Loan Documents to which they are a party.

                 7.5 Maintenance of Property; Insurance. Keep all property useful and necessary in its business in good working order and condition; maintain with financially sound and reputable insurance companies insurance on all its property in at least such amounts and against at least such risks (but including in any event public liability, product liability and business interruption) as are usually insured against in the same general area by companies engaged in the same or a similar business (including, without limitation, the insurance required pursuant to Section 2.2 of each of the Mortgages and Section 5(n) of the Second Amended and Restated Security Agreement); and furnish to the Agent, upon written request, full information as to the insurance carried.

                 7.6 Inspection of Property; Books and Records; Discussions. Keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and permit representatives of any Bank to visit and inspect any of its properties and examine and make abstracts from any of its books and records upon reasonable notice and at any reasonable time and as often as may reasonably be desired, and to discuss the business, operations, properties and financial and other condition of the Borrower and its Subsidiaries with officers and employees of the Borrower and its Subsidiaries and with its independent certified public accountants.

                 7.7  Notices.  Promptly give notice to the Agent and each Bank:

                 (a)  of the occurrence of any Default or Event of Default;

                 (b) of any (i) default or event of default under any Contractual Obligation of the Borrower or any of its Subsidiaries or
         (ii) litigation, investigation or proceeding which may exist at any time between the Borrower or any of its Subsidiaries and any Governmental Authority, which in the case of either clause (i) or (ii) above, if not cured or if adversely determined, as the case may be, could have a material adverse effect on the business, operations, property or financial or other condition of the Borrower and its Subsidiaries taken as a whole or could adversely affect the ability of the Borrower or any of its Subsidiaries to perform their respective obligations under any of the Loan Documents to which they are a party;

                 (c) of any litigation or proceeding affecting the Borrower or any of its Subsidiaries in which the amount involved is $3,000,000 or more and not covered by insurance or in which injunctive or similar relief is sought;

                 (d) of the following events, as soon as possible and in any event within 30 days after the Borrower knows or has reason to know thereof: (i) the occurrence or expected occurrence of any Reportable Event with respect to any Single Employer Plan, a failure to make any required contribution to any Single Employer Plan, unless such failure is cured within such 30 days or does not involve an amount in excess of $500,000, any Lien under the Code or ERISA in favor of the PBGC or a Single Employer Plan, or any withdrawal from, or the termination, Reorganization or Insolvency of any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the termination, Reorganization or Insolvency of, any Single Employer or Multiemployer Plan;

                 (e) of any Environmental Complaint materially affecting the Borrower or any Subsidiary, any Mortgaged Property or any part thereof or the operations of the Borrower or any Subsidiary or any other Person on or in connection with any Mortgaged Property or any part thereof and any notice from any Person of (i) the occurrence of any release, spill or discharge of any Hazardous Material that is reportable under any Relevant Environmental Law, (ii) the commencement of any clean up pursuant to or in accordance with any Relevant Environmental Law of any Hazardous Material at, on, under or within the Mortgaged Property or any part thereof or (iii) any condition, circumstance, occurrence or event that could reasonably be expected to result in a material liability of the Borrower or any Subsidiary under any Relevant Environmental Law;

                 (f) of (i) the incurrence of any Lien (other than Liens permitted pursuant to subsection 8.3) on, or claim asserted against any of the collateral security in the Security Documents or (ii) the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the collateral under any Security Document; and

                 (g) of a material adverse change in the business, operations, property or financial or other condition of the Borrower and its Subsidiaries taken as a whole.

Each notice pursuant to this subsection 7.7 shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower proposes to take with respect thereto.

                 7.8 Maintenance of Liens of the Security Documents. Promptly, upon the reasonable request of any Bank, at the Borrower's expense, execute, acknowledge and deliver, or cause the execution, acknowledgement and delivery of, and thereafter register, file or record, or cause to be registered, filed or recorded, in an appropriate governmental office, any document or instrument supplemental to or confirmatory of the Security Documents or otherwise deemed by the Agent necessary or desirable for the continued validity, perfection and priority of the Liens on the collateral covered thereby.

                 7.9 Environmental Matters. (a) Comply in all material respects with, and use all reasonable efforts to ensure compliance in all material respects by all tenants and subtenants, if any, with, all Relevant Environmental Laws and all requirements existing thereunder and obtain and comply in all material respects with and maintain, and use all reasonable efforts to ensure that all tenants and subtenants obtain, comply in all material respects with and maintain, any and all licenses, approvals, notifications, registrations or permits required by Relevant Environmental Laws.

                 (b) Promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Relevant Environmental Laws.

                 (c) Defend, indemnify and hold harmless the Agent and the Banks, and their respective employees, agents, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the violation of, noncompliance with or liability under any Relevant

Environmental Laws applicable to the operations of the Borrower and its Subsidiaries or the Mortgaged Properties, or any orders, requirements or demands of Governmental Authorities related thereto, including, without limitation, attorney's and consultant's fees, investigation and laboratory fees, response costs, court costs and litigation expenses, except to the extent that any of the foregoing arise solely out of the gross negligence or willful misconduct of the party seeking indemnification therefor. This indemnity shall continue in full force and effect regardless of the termination of this Agreement.

                 7.10 Security Documents. (a) Promptly at the request of the Required Banks (and in any event no later than 45 days after the date of such request), the Borrower, at its own expense, shall (i) pledge 65% of the capital stock of Lear Italia to the Agent, for the ratable benefit of the Banks, and
(ii) cause the Agent to receive, with a counterpart for each Bank, a legal opinion of Italian counsel acceptable to the Agent covering such matters in respect of such pledge agreement as the Agent shall reasonably request.

                 (b) As soon as possible and in no event later than 30 days after the Closing Date, cause (i) the Liens granted pursuant to (A) the Second Amended and Restated German Pledge Agreement, (B) the Second Amended and Restated Mexican Pledge Agreement and (C) the Second Amended and Restated Additional Mexican Pledge Agreement to be perfected and (ii) the Agent to receive, with a counterpart for each Bank, legal opinions of Peltzer & Riesenkampff, German counsel to the Borrower, and Enriquez, Gonzales, Aguirre y Ochoa, Mexican counsel to the Borrower, covering such matters in respect of such pledge agreements as the Agent shall reasonably request.

                 (c) No later than 45 days after completion of construction of the Borrower's facility located in Hammond, Indiana, grant to the Agent, for the ratable benefit of the Banks, a perfected and duly filed first Lien of record on all real property and fixtures, upon terms substantially the same as those set forth in the Mortgages, owned by the Borrower, located in Hammond, Indiana.

                 (d)      No later than 60 days after the Closing Date, cause
(i) the Liens granted pursuant to the Amendment Agreement to the Irrevocable Property Conveyance Trust Agreements covering the Rio Bravo, San Lorenzo and La Cuesta facilities of Favesa to be perfected and (ii) the Agent to receive, with a counterpart for each Bank, a legal opinion of Enriquez, Gonzales, Aguirre y Ochoa, Mexican counsel to the Borrower, covering such matters in respect of such Trust Agreements as the Agent shall reasonably request.

                 SECTION 8.  NEGATIVE COVENANTS

                 The Borrower hereby agrees that, from and after the Closing Date and so long as the Commitments remain in effect, any Note or Letter of Credit remains outstanding or any other amount is owing to any Bank or the Agent hereunder, the Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:

                 8.1  Financial Covenants.

                 (a) Consolidated Net Worth. Permit Consolidated Net Worth at the end of any quarter during any period set forth below to be less than the amount set forth opposite such period below:

                           Period                              Amount
                           ------                              ------
                 6/30/94 - 6/29/95                           $215,000,000
                 6/30/95 - 6/29/96                            255,000,000
                 6/30/96 - 6/29/97                            270,000,000
                 6/30/97 - 6/29/98                            285,000,000
                 6/30/98 - thereafter                         300,000,000

                 (b) Interest Coverage. Permit, at the end of any period set forth below, the ratio of (i) Consolidated Operating Profit for such fiscal period to (ii) Consolidated Interest Expense for such period, to be less than the ratio set forth opposite such period below:

                          Period                                 Ratio
                          ------                                 -----
                 7/1/94 - 6/30/95                               3.00 to 1
                 7/1/95 - 6/30/96                               3.00 to 1
                 7/1/96 - 6/30/97                               3.50 to 1
                 7/1/97 - 6/30/98                               3.50 to 1
                 7/1/98 - 6/30/99                               3.50 to 1;

         provided that at the end of the first two fiscal quarters of any period set forth above, the ratio for the preceding four fiscal quarters ended at the end of such fiscal quarter shall be no less than 80% of the ratio set forth opposite such period above, and at the end of the third fiscal quarter of any period set forth above, the ratio for the preceding four fiscal quarters ended at the end of such fiscal quarter shall be no less than 90% of the ratio set forth opposite such period above.

                          (c)  Consolidated Operating Profit.  Permit
         Consolidated Operating Profit for any fiscal year set forth below to be less than the amount set forth opposite such fiscal year below:

                          Fiscal Year                       Amount
                          -----------                       ------
                          1994                          $140,000,000
                          1995                           175,000,000
                          1996                           190,000,000
                          1997 - thereafter              195,000,000

                 8.2 Limitation on Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except:

                 (a) Indebtedness in respect of the Loans, the Notes, the Letters of Credit and other obligations arising under this Agreement and, without duplication, Indebtedness of the Borrower and Subsidiaries to the extent backed by Letters of Credit;

                 (b) Indebtedness in respect of (i) the Subordinated Notes (or any refinancing thereof in accordance with subsection 8.10) in an aggregate principal amount not exceeding $145,000,000 (plus the amount of any premiums, costs and expenses incurred in connection with any refinancing thereof) and (ii) the Senior Subordinated Notes (or any refinancing thereof in accordance with subsection 8.10) in an aggregate principal amount not exceeding $125,000,000 (plus the amount of any premiums, costs and expenses incurred in connection with any refinancing thereof);

                 (c) Indebtedness incurred to purchase or to finance the purchase of, fixed or capital assets in an aggregate principal amount not exceeding $2,000,000 at any one time outstanding;

                 (d) Indebtedness in respect of Interest Rate Agreement Obligations;

                 (e) Indebtedness in respect of documentary letters of credit (other than Letters of Credit) in an aggregate face amount not exceeding $5,000,000 at any one time;

                 (f) Indebtedness in respect of letters of credit (other than Letters of Credit) in an aggregate face amount not exceeding $10,000,000 at any one time,provided that such letters of credit are used solely (i) to provide credit support in respect of leased property or (ii) to provide credit support for the benefit of Foreign Subsidiaries;

                 (g) short-term Indebtedness incurred by any Foreign Subsidiary organized under the laws of France for working capital purposes in an aggregate principal amount not to exceed 6,000,000 French Francs at any one time outstanding;

                 (h)  Indebtedness permitted pursuant to subsection 8.9;

                 (i) Indebtedness incurred by any Foreign Subsidiary organized under the laws of Germany or Austria in an aggregate principal amount not to exceed $25,000,000 at any one time outstanding;

                 (j) Indebtedness incurred by any Foreign Subsidiary organized under the laws of Mexico in an aggregate principal amount not to exceed $30,000,000 at any one time outstanding;

                 (k) Indebtedness incurred by any Foreign Subsidiary organized under the laws of Sweden or Finland in an aggregate principal amount not to exceed $15,000,000 at any one time outstanding;

                 (l) Indebtedness incurred by any Foreign Subsidiary organized under the laws of Canada in an aggregate principal amount not to exceed $25,000,000 at any one time outstanding;

                 (m) Indebtedness incurred by any Foreign Subsidiary organized under the laws of Italy (i) in connection with financing the Acquisition, and any refinancing of such Indebtedness, in an aggregate principal amount not to exceed the purchase price of the Fiat Seat Business, (ii) for working capital purposes in an amount not to exceed Lit 90,000,000,000 from the Closing Date until January 15, 1995 and
         (iii) in addition to Indebtedness permitted by clauses (i) and (ii) of this paragraph, in an aggregate principal amount not to exceed $30,000,000 at any one time outstanding;

                 (n) Indebtedness incurred by any Foreign Subsidiary organized under the laws of Poland in an aggregate principal amount not to exceed $5,000,000 at any one time outstanding;

                 (o) existing Indebtedness listed on Schedule 8.2 and refinancings thereof;

                 (p) Indebtedness incurred by a Special Purpose Subsidiary in connection with a Receivables Financing Transaction; and

                 (q) additional Indebtedness not otherwise permitted by paragraphs (a) through (p) above, provided that the aggregate amount of such Indebtedness does not exceed $75,000,000 at any one time outstanding.

                 8.3 Limitation on Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except for:

                 (a) Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings; provided that adequate reserves with respect thereto are maintained on the books of the Borrower or its Subsidiaries, as the case may be, in conformity with GAAP (or, in the case of Foreign Subsidiaries, generally accepted accounting principles in effect from time to time in their respective jurisdictions of organization);

                 (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's, or other like Liens arising in the ordinary course of business and not overdue for a period of more than 30 days or which are bonded or being contested in good faith by appropriate proceedings in a manner which will not jeopardize or diminish the interest of the Agent in any of the collateral subject to the Security Documents;

                 (c) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation;

                 (d) Liens (other than any Lien imposed by ERISA) incurred on deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

                 (e) easements, rights-of-way, restrictions and other similar encumbrances incurred which, in the aggregate, are not substantial in amount and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the Borrower or such Subsidiary;

                 (f) Liens in favor of the Agent and the Banks created pursuant to the Security Documents and Liens securing Reimbursement Obligations and Subsidiary Reimbursement Obligations;

                 (g) Liens securing Indebtedness of the Borrower and its Subsidiaries permitted by subsection 8.2(c) in respect of the deferred purchase price of fixed or capital assets;provided that (i) such Liens shall be created substantially simultaneously with the purchase of such fixed or capital assets, (ii) such Liens do not at any time encumber any property other than the property financed by such Indebtedness, (iii) the amount of Indebtedness secured thereby is not increased and (iv) the principal amount of Indebtedness secured by any such Lien shall at no time exceed 100% of the purchase price of such property;

                 (h) Liens securing the Indebtedness permitted by subsection 8.2(d), (f), (g), (i), (j), (k), (l), (m), (n), (o), (p) or
         (q) and Liens securing obligations with respect to government grants, provided that such Liens do not at any time encumber any property located in the United States except for, in the case of Indebtedness permitted by subsection 8.2(f), Liens that encumber leasehold interests supported by such Indebtedness;

                 (i) Liens securing Indebtedness permitted by subsection 8.2(d), provided that such Liens run in favor of a Bank;

                 (j) attachment, judgment or other similar Liens arising in connection with court or arbitration proceedings fully covered by insurance or involving individually or in the aggregate, no more than $3,000,000 at any one time, provided that the same are discharged, or that execution or enforcement thereof is stayed pending appeal, within 30 days or, in the case of any stay of execution or enforcement pending appeal, within such lesser time during which such appeal may be taken;

                 (k) Liens securing reimbursement obligations with respect to documentary letters of credit permitted by subsection 8.2(e) which encumber documents and other property relating to such letters of credit;

                 (l) Liens on the property or assets of a corporation which becomes a Subsidiary after the date hereof securing Indebtedness permitted by subsection 8.2,provided that (i) such Liens existed at the time such corporation became a Subsidiary and were not created in anticipation thereof, (ii) any such Lien does not by its terms cover any property or assets after the time such corporation becomes a Subsidiary which were not covered immediately prior thereto and (iii) any such Lien does not by its terms secure any Indebtedness other than Indebtedness existing immediately prior to the time such corporation becomes a Subsidiary;

                 (m) Liens (not otherwise permitted hereunder) on assets acquired after the date of this Agreement which secure the purchase price thereof or other obligations related to the acquisition thereof or on assets not subject to Liens pursuant to any Security Document, provided that the estimated aggregate book value of the foregoing assets shall not exceed $10,000,000;

                 (n) Liens on (i) investments permitted by subsection 8.9(o) or (ii) cash deposits securing the Guarantee Obligations permitted by subsection 8.4(f); and

                 (o) extensions, renewals and replacements of any Lien described in subsections 8.2(a) through (n) above, provided that the principal amount of the Indebtedness secured thereby is not increased and such extension or renewal is limited to the property so encumbered.

                 8.4 Limitation on Guarantee Obligations. Create, incur, assume or suffer to exist any Guarantee Obligation except:

                 (a)  Guarantee Obligations in respect of the Subsidiary
Guarantee;

                 (b) Guarantee Obligations in respect of obligations of the Borrower, Subsidiaries and Special Affiliates in an aggregate principal amount not to exceed $50,000,000 at any one time;

                 (c) Guarantee Obligations in respect of obligations entered into by Foreign Subsidiaries created in the ordinary course of business, in an aggregate amount not to exceed $60,000,000 at any one time;

                 (d) Guarantee Obligations in respect of Section 5.03 of the Purchase Agreement;

                 (e) Guarantee Obligations of the Borrower in connection with the establishment of a receivables factoring or working capital credit facility for any Foreign Subsidiary organized under the laws of Italy, in an aggregate amount not to exceed $20,000,000 at any one time; and

                 (f) Guarantee Obligations of the Borrower in respect of Indebtedness permitted to be incurred pursuant to subsection 8.2(m)(i).

                 8.5 Limitations on Fundamental Changes. Unless expressly permitted under this Agreement, enter into any transaction of acquisition or merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets, or acquire by purchase or otherwise all or substantially all of the business, property or fixed assets of, or stock or other evidence of beneficial ownership of, any Person, or make any material change in the present method of conducting business and except that, so long as no Collateral is transferred for less than fair market value to a Person who has not executed a security agreement in favor of the Agent, and none of the Liens or guarantees created by any of the Security Documents are impaired thereby:

                 (a) any Subsidiary of the Borrower may be merged or consolidated with or into the Borrower (provided that the Borrower shall be the continuing or surviving corporation) or with or into any one or more Wholly-Owned Subsidiaries of the Borrower that are organized under any jurisdiction in the United States (provided that a Wholly-Owned Subsidiary shall be the continuing or surviving corporation);

                 (b) any Foreign Subsidiary may be merged or consolidated with or into any one or more Wholly-Owned Subsidiaries that are Foreign Subsidiaries (provided that a Wholly-Owned Subsidiary that is a Foreign Subsidiary shall be the continuing or surviving corporation);

                 (c) any Wholly-Owned Subsidiary may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Borrower or another Wholly-Owned Subsidiary of the Borrower that is organized under any jurisdiction in the United States;

                 (d) any Wholly-Owned Subsidiary that is a Foreign Subsidiary may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to another Wholly-Owned Subsidiary that is a Foreign Subsidiary;

                 (e) the Borrower may sell, contribute or otherwise transfer its ownership interest in CISA to EATSA in exchange for capital stock of EATSA or otherwise, provided that upon consummation of such transaction, the Borrower and its Subsidiaries shall have pledged 65% of the common stock of EATSA pursuant to pledge agreements in favor of the Agent, for the ratable benefit of the Banks, in form and substance satisfactory to the Agent;

                 (f) the Borrower may sell Lear Industries pursuant to terms reasonably satisfactory to the Agent; and

                 (g) the Borrower and its Subsidiaries may consummate the Acquisition.

                 8.6 Limitation on Sale of Assets. Except as permitted by subsection 8.5, convey, sell, lease, assign, transfer or otherwise dispose of, any of its property, business or assets (including, without limitation, receivables and leasehold interests) whether now owned or hereafter acquired except:

                 (a) obsolete or worn out property or other property not necessary for operations disposed of in the ordinary course of business; provided that (i) the Net Proceeds of each such transaction are applied to obtain a replacement item or items of property within 90 days of the disposition thereof or (ii) the fair market value (as determined by the Board of Directors (or the executive committee thereof) of the Borrower in good faith) of any property not replaced pursuant to clause (i) above shall not exceed $5,000,000 in the aggregate in any one fiscal year of the Borrower;

                 (b)  the sale of inventory in the ordinary course of business;

                 (c)  in a transaction permitted by subsection 8.12;

                 (d) the sale by any Foreign Subsidiary (other than a Foreign Subsidiary organized under the laws of Canada or Mexico) of its accounts receivable;provided that the terms of each such sale are satisfactory in form and substance to the Agent;

                 (e) the sale by any Domestic Loan Party or a Foreign Subsidiary organized under the laws of Mexico of its accounts receivable;provided that (i) the terms of each such sale are satisfactory in form and substance to the Agent and (ii) the Commitments are simultaneously reduced by the amount equal to a percentage to be determined by the Agent of the fair market value (as determined by the Board of Directors (or executive committee thereof) of the Borrower) of such accounts receivable sold; and

                 (f)  dispositions of assets not otherwise permitted by clauses
         (a) through (e) above; provided that the fair market value thereof (as determined by the Board of Directors (or the executive committee thereof) of the Borrower in good faith) shall not exceed $15,000,000 in the aggregate in any one fiscal year of the Borrower.

                 8.7 Limitation on Dividends. Declare any dividend on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of stock or warrants of the Borrower, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Borrower or any Subsidiary or permit any Subsidiary to make any payment on account of, or purchase or otherwise acquire, any shares of any class of stock or warrants of the Borrower from any Person except for (a) (i) payment by the Borrower of amounts then owing to management personnel of the Borrower pursuant to the terms of their respective employment contracts, (ii) mandatory purchases by the Borrower of its common stock from Management Investors pursuant to the terms of the Subscription Agreements and Stockholders Agreement and all other expenses required to be incurred by the Borrower pursuant to the terms of the Stockholders Agreement as in effect on the date hereof and (iii) additional repurchases by the Borrower of its common stock from Management Investors or officers of the Borrower in an amount not to exceed $7,500,000 in the aggregate, (b) if no Default or Event of Default has occurred and is continuing (or would occur and be continuing after giving effect thereto) when any such dividend is declared by the Board of Directors of the Borrower, quarterly cash dividends on such common stock not to exceed $2,500,000 in the aggregate per quarter but only to the extent permitted by the terms of the Subordinated Debt and (c) dividends in the form of additional shares of capital stock.

                 8.8 Limitation on Capital Expenditures. Make or commit to make any Capital Expenditures except for Capital Expenditures in cash during any fiscal year set forth below not exceeding, in the aggregate for the Borrower and its Subsidiaries, the amount set forth opposite such fiscal year below:

                    Fiscal Year                           Amount
                    -----------                           ------
                          1994                          $115,000,000
                          1995                           100,000,000
                          1996                            60,000,000
                          1997                            80,000,000
                          1998 - thereafter               60,000,000;

provided that up to $20,000,000 of any such permitted amount which is not expended in any fiscal year may be carried over for expenditure in any subsequent fiscal year and provided, further, that up to $5,000,000 of any such permitted amount available to be expended for any subsequent fiscal year may be carried back for expenditure in any fiscal year.

                 8.9 Limitation on Investments, Loans and Advances. Make or suffer to exist any advance, loan, extension of credit or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of, or make any other investment in, any Person, or create any Subsidiary, or acquire any interest in any Person, except:

                 (a) extensions of trade credit in the ordinary course of business;

                 (b)  investments in Cash Equivalents;

                 (c) investments by Foreign Subsidiaries in high quality investments of a type similar to Cash Equivalents made outside of the United States of America;

                 (d) loans, advances and capital contributions to the Borrower, Subsidiaries (including Foreign Subsidiaries) and Special Affiliates and investments up to an aggregate amount not to exceed $25,000,000 at any time from and after October 25, 1993 in any Special Entity (by way of acquisition of securities or otherwise), in each case, in the ordinary course of business and in an aggregate amount not to exceed $75,000,000 at any one time from and after the Closing Date, which aggregate amount limitation is in addition to any loans, advances, capital contributions and investments listed on Schedule 8.9 or otherwise permitted under this subsection 8.9, provided that (i) any loans, advances and capital contributions that are made to the Borrower or any such Subsidiary or Foreign Subsidiary for the sole purpose of the Borrower or such Subsidiary or Foreign Subsidiary making a loan, advance or capital contribution to the

         Borrower or another Subsidiary or Foreign Subsidiary, shall be deemed to have been made only to the ultimate recipient of such funds and
         (ii) the aggregate amount of loans, advances and capital contributions to Probel S.A. may not exceed $100,000 from and after the Closing Date and provided, further, that, subject to the foregoing limitations, the Borrower may create Subsidiaries, provided that, except as provided in subsection 7.10 or this subsection 8.9, (A) 65% of the common stock of all such Foreign Subsidiaries owned by the Borrower and all of the common stock of all other such Subsidiaries owned by the Borrower is pledged to the Agent, for the ratable benefit of the Banks, pursuant to a pledge agreement in form and substance satisfactory to the Agent,
         (B) that each such Subsidiary which is not a Foreign Subsidiary or a Special Purpose Subsidiary guarantee the Obligations pursuant to a guarantee agreement in favor of the Agent, for the ratable benefit of the Banks, in form and substance satisfactory to the Agent and (C) each such Subsidiary which is not a Foreign Subsidiary or a Special Purpose Subsidiary shall secure its obligations under any such guarantee by (y) pledging 65% of the common stock of all Foreign Subsidiaries (or if it owns less than 65% of the common stock of any such Foreign Subsidiary, then all of the common stock of such Foreign Subsidiary owned by it) and all of the common stock of all other Subsidiaries owned by it pursuant to a pledge agreement in favor of the Agent, for the ratable benefit of the Banks, in form and substance satisfactory to the Agent, and (z) granting a security interest in all of its material assets pursuant to a security agreement in favor of the Agent, for the ratable benefit of the Banks, in form and substance satisfactory to the Agent; provided, still further, that notwithstanding any provision in this paragraph (d) to the contrary, the Borrower and its Subsidiaries shall not be obligated to pledge any shares of capital stock of any Foreign Subsidiary organized under the laws of Australia or Indonesia;

                 (e) capital contributions, investments or transfers in connection with transactions permitted by subsection 8.5;

                 (f) loans and advances to employees of the Borrower or its Subsidiaries for travel, entertainment and relocation expenses in the ordinary course of business in an aggregate principal amount not exceeding $2,000,000 at any one time outstanding;

                 (g) (i) loans and advances by any Subsidiary to the Borrower and (ii) loans and advances by any Subsidiary to any other Subsidiary which is a guarantor under any Guarantee;

                 (h) any Foreign Subsidiary may make loans, advances and capital contributions to any other Foreign Subsidiary;

                 (i) any Wholly-Owned Subsidiary organized under the laws or any jurisdiction in the United States may make loans, advances and capital contributions to any other Wholly-Owned Subsidiary organized under the laws or any jurisdiction in the United States;

                 (j) the acquisition, directly or indirectly, of the stock of CISA not currently owned by the Borrower or its Subsidiaries;

                 (k) the sale, contribution or other transfer by the Borrower of its ownership interest in CISA to EATSA in exchange for capital stock of EATSA or otherwise, provided that after giving effect to such transaction, at least 65% of the capital stock of EATSA is pledged to the Agent for the ratable benefit of the Banks;

                 (l) loans to Management Investors in connection with stock purchases in an aggregate principal amount not exceeding $3,000,000 at any one time outstanding;

                 (m) capital contributions to any Foreign Subsidiary organized under the laws of Italy in an amount not to exceed $40,000,000;

                 (n) capital contributions to any Foreign Subsidiary organized under the laws of Poland in an amount not to exceed $5,000,000; and

                 (o) (i) loans or participating interests in loans made to Lear Italia, provided Lear Italia is permitted to incur such Indebtedness pursuant to subsection 8.2(m)(i) and (ii) investments in high quality debt instruments acceptable to the Agent, having a cost not exceeding the purchase price of the Fiat Seat Business, and which are pledged to secure Indebtedness permitted pursuant to subsection 8.2(m)(i) or Guarantee Obligations permitted pursuant to subsection 8.4(f).

                 8.10 Limitation on Optional Payments and Modification of Debt Instruments. (a) Prepay, purchase, redeem, retire, defease or otherwise acquire, or make any payment on account of any principal of, interest on, or premium payable in connection with the prepayment, redemption or retirement of any outstanding Subordinated Debt, except that the Borrower may prepay, purchase or redeem Subordinated Debt with the proceeds of the issuance of other subordinated Indebtedness of the Borrower; provided that either (i) the principal terms of such other subordinated Indebtedness are no more restrictive to the Borrower and its Subsidiaries than the principal terms of the Subordinated Notes or (ii) the terms and conditions of the other subordinated Indebtedness are reasonably satisfactory to the Agent or (b) without the consent of the Agent, amend, modify or change, or consent or agree to any amendment, modification or change to any of the terms of any Subordinated Debt (except that without the consent of the Agent or any Bank, the terms of the Subordinated Debt may be amended, modified or changed if such amendment, modification or change would extend the maturity or reduce the amount of any payment of principal thereof, would reduce the rate or extend the date for payment of interest thereon, would eliminate covenants (other than covenants with respect to subordination to Indebtedness under this Agreement) or defaults in such Subordinated Debt or would make such covenants or defaults less restrictive); provided that, notwithstanding any provision contained in this subsection 8.10, if no Default or Event of Default has occurred and is continuing or would occur and be continuing as a result of the following, the Subordinated Debt may be prepaid (A) with the net proceeds of any public offering of common stock of the Borrower and (B) in addition to any prepayment permitted pursuant to clause (A) above, in an amount not to exceed $135,000,000 in the aggregate; provided, that prior to December 31, 1995, prepayments permitted pursuant to clause (B) above shall not exceed $100,000,000 in the aggregate.

                 8.11 Transactions with Affiliates. (a) Enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate unless such transactions are otherwise permitted under this Agreement, the Stockholders Agreement or the Subscription Agreements as in effect on the date hereof, or such transactions are in the ordinary course of the Borrower's or such Subsidiary's business and are upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary, as the case may be, than it would obtain in a comparable arm's length transaction with a Person not an Affiliate; provided, however, that the Borrower may engage Lehman Brothers Inc., The Cypress Group, Inc., FIMA or any Affiliate of Lehman Brothers Inc., The Cypress Group, Inc. or FIMA as financial advisor, underwriter, broker, dealer-manager or finder in connection with any transaction at the then customary market rates for similar services.

                 8.12 Sale and Leaseback. Enter into any arrangement with any Person providing for the leasing by the Borrower or any Subsidiary of real or personal property which has been or is to be sold or transferred by the Borrower or such Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Borrower or such Subsidiary except that the Borrower or any Subsidiary may enter into such transactions provided that the fair market value of the real or personal property sold or transferred by the Borrower or such Subsidiary does not exceed $35,000,000 in the aggregate.

                 8.13 Corporate Documents. Amend its Certificate of Incorporation or By-Laws, each as in effect on the Closing Date, in any way adverse to the interests of the Agent and the Banks.

                 8.14 Fiscal Year. Permit the fiscal year of the Borrower to end on a day other than December 31.

                 8.15  Limitation on Restrictions Affecting Subsidiaries.
Enter into any agreement with any Person other than the Banks pursuant hereto which prohibits or limits the ability of any Subsidiary to (a) pay dividends or make other distributions or pay any Indebtedness owed to the Borrower or any Subsidiary, (b) make loans or advances to the Borrower or any Subsidiary, (c) transfer any of its properties or assets to the Borrower or any Subsidiary or
(d) create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except (i) for any such restrictions existing by reasons of Contractual Obligations listed on
Schedule 8.15 and (ii) with respect to clauses (c) and (d) above, agreements granting a Lien on such Subsidiary's assets which is permitted by subsection 8.3.

                 8.16 Hazardous Materials. Release, discharge or otherwise dispose of any Hazardous Material on any of the Mortgaged Properties or permit the manufacture, storage, transmission or presence of any Hazardous Material over or upon any of the Mortgaged Properties except in accordance in all material respects with all Relevant Environmental Laws.

                 8.17 Special Purpose Subsidiary. Permit (a) any Special Purpose Subsidiary to engage in any business other than Receivables Financing Transactions and activities directly related thereto or (b) at any time the Borrower or any of its Subsidiaries (other than a Special Purpose Subsidiary) or any of their respective assets to incur any liability, direct or indirect, contingent or otherwise in respect of any obligation of a Special Purpose Subsidiary whether arising under or in connection with any Receivables Financing Transaction or otherwise.


                 SECTION 9.  EVENTS OF DEFAULT

                 Upon the occurrence of any of the following events:

                 (a) The Borrower shall fail to pay (i) any principal of any Notes when due (whether at the stated maturity, by acceleration or otherwise) in accordance with the terms thereof or hereof or (ii) any interest on any Notes, or any fee or other amount payable hereunder, within five days after any such interest, fee or other amount becomes due in accordance with the terms thereof or hereof; or

                 (b) Any representation or warranty made or deemed made by the Borrower or any other Loan Party herein or in any other Loan Document or which is contained in any certificate, document or financial or other statement furnished at any time under or in connection with this

         Agreement or any other Loan Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

                 (c) The Borrower or any other Loan Party shall default in the observance or performance of any negative covenant contained in
         Section 8 or in any Security Document to which it is a party; or

                 (d) The Borrower or any other Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document other than as provided in (a) through (c) above, and such default shall continue unremedied for a period of 30 days; or

                 (e) Any Loan Document shall cease, for any reason, to be in full force and effect, or the Borrower or any other Loan Party shall so assert; or any security interest created by any of the Security Documents shall cease to be enforceable and of the same effect and priority purported to be created thereby, except, in each case, as provided in subsection 11.13; or

                 (f) The Subsidiary Guarantee shall cease, for any reason, to be in full force and effect, or any guarantor thereunder shall so assert; or

                 (g) The subordination provisions contained in any instrument pursuant to which the Subordinated Debt was created or in any instrument evidencing such Subordinated Debt shall cease, for any reason, to be in full force and effect or enforceable in accordance with their terms; or

                 (h) The Borrower or any of its Subsidiaries shall (i) default in any payment of principal of or interest on any Indebtedness (other than the Notes) or in the payment of any Guarantee Obligation, in either case where the principal amount thereof then outstanding exceeds $10,000,000 beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such Indebtedness or Guarantee Obligation was created; or (ii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or Guarantee Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Guarantee Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or such Guarantee Obligation to become payable; or

                 (i) (i) The Borrower or any Material Subsidiary shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or the Borrower or any Material Subsidiary shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Borrower or any Material Subsidiary any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against the Borrower or any Material Subsidiary any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) the Borrower or any Material Subsidiary shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or
         (iii) above; or (v) the Borrower or any Material Subsidiary shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

                 (j) (i) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Single Employer Plan, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Banks, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the Borrower or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Banks is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a

         Multiemployer Plan or (vi) any other event or condition shall occur or exist, with respect to a Plan; and in each case in clauses (i) through
         (vi) above, such event or condition, together with all other such events or conditions, if any, could subject the Borrower or any of its Subsidiaries to any tax, penalty or other liabilities in the aggregate material in relation to the business, operations, property or financial or other condition of the Borrower and its Subsidiaries taken as a whole; or

                 (k) One or more judgments or decrees shall be entered against the Borrower or any of its Subsidiaries involving in the aggregate a liability (not paid or fully covered by insurance) of $5,000,000 or more and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof; or

                 (l) (i) Any Person or "group" (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended) (other than FIMA, the Merchant Banking Partnerships, The Cypress Group, Inc. and the officers and directors of the Borrower) (A) shall have acquired beneficial ownership of 35% or more of any outstanding class of capital stock of the Borrower having ordinary voting power in the election of directors or (B) shall obtain the power (whether or not exercised) to elect a majority of the Borrower's directors or (ii) the Board of Directors of the Borrower shall not consist of a majority of Continuing Directors;

then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (i) above with respect of the Borrower, automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement, the Letters of Credit and the Notes shall immediately become due and payable, and (B) if such event is any other Event of Default, any of the following actions may be taken: (i) with the consent of the Required Banks, the Agent may, or upon the request of the Required Banks, the Agent shall, by notice to the Borrower declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate; (ii) with the consent of the Required Banks, the Agent may, or upon the direction of the Required Banks, the Agent shall, by notice of default to the Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement (including amounts payable in respect of Letters of Credit whether or not the beneficiaries thereof shall have presented the drafts and other documents required thereunder) and the Notes to be due and payable forthwith, whereupon the same shall immediately become due and payable and
(iii) the Agent may, and upon the direction of the Required Banks shall, exercise any and all remedies and other rights provided pursuant to this

Agreement and/or the other Loan Documents. Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived.


                 SECTION 10.  THE AGENT

                 10.1 Appointment. Each Bank hereby irrevocably designates and appoints Chemical Bank as the Agent of such Bank under this Agreement, and each such Bank irrevocably authorizes Chemical Bank, as the Agent for such Bank, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Agreement and such other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement or such other Loan Documents, the Agent shall not have any duties or responsibilities, except those expressly set forth herein and therein, or any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or the other Loan Documents or otherwise exist against the Agent. Notwithstanding anything to the contrary contained in this Agreement, the parties hereto hereby agree that no Managing Agent shall have any rights, duties or responsibilities in its capacity as Managing Agent and that no Managing Agent shall have the authority to take any action hereunder in its capacity as such.

                 10.2 Delegation of Duties. The Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys in-fact selected by it with reasonable care.

                 10.3 Exculpatory Provisions. Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or the other Loan Documents (except for its or such Person's own gross negligence or willful misconduct), or (ii) responsible in any manner to any of the Banks for any recitals, statements, representations or warranties made by the Borrower, any other Loan Party or any officer thereof contained in this Agreement or the other Loan Documents or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or the other Loan Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or the other Loan Documents or for any failure of the Borrower or any other Loan Party to perform its obligations hereunder or thereunder. The

Agent shall not be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Borrower.

                 10.4 Reliance by Agent. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Agent. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement and the other Loan Documents unless it shall first receive such advice or concurrence of the Required Banks as it deems appropriate or it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the Notes in accordance with a request of the Required Banks (or, when required hereunder, all of the Banks), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Banks and all future holders of the Notes.

                 10.5 Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Agent has received notice from a Bank or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, the Agent shall promptly give notice thereof to the Banks. The Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Banks; provided that unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Banks.

                 10.6 Non-Reliance on Agent, Managing Agents and Other Banks. Each Bank expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Agent hereinafter taken, including any review of the affairs of the Borrower or the other Loan Parties, shall be deemed to constitute any representation or warranty by the Agent to any Bank. Each Bank represents to the Agent that it has, independently and without reliance upon the Agent, the Managing Agents or any other Bank, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and the other Loan Parties and made its own decision to make its Loans hereunder and enter into this Agreement. Each Bank also represents that it will, independently and without reliance upon the Agent, the Managing Agents or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower and the other Loan Parties. Except for notices, reports and other documents expressly required to be furnished to the Banks by the Agent hereunder or by the other Loan Documents, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Borrower and the other Loan Parties which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

                 10.7 Indemnification. The Banks agree to indemnify the Agent in its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to the respective amounts of their original Commitments, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including without limitation at any time following the payment of the Notes) be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement or the other Loan Documents, or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided that no Bank shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Agent's gross negligence or willful misconduct. The agreements in this subsection shall survive the payment of the Notes and all other amounts payable hereunder.

                 10.8 Agent in Its Individual Capacity. The Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower and the other Loan Parties as though the Agent were not the Agent hereunder. With respect to its Loans made or renewed by it and any Note issued to it, the Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Bank and may exercise the same as though it were not the Agent, and the terms "Bank" and "Banks" shall include the Agent in its individual capacity.

                 10.9 Successor Agent. The Agent may resign as Agent upon ten days' notice to the Banks. If the Agent shall resign as Agent under this Agreement, then the Required Banks shall appoint from among the Banks a successor agent for the Banks which successor agent shall be approved by the Borrower (which consent shall not be unreasonably withheld), whereupon such successor agent shall succeed to the rights, powers and duties of the Agent, and the term "Agent" shall mean such successor agent effective upon its appointment, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement or any holders of the Notes. After any retiring Agent's resignation hereunder as Agent, the provisions of this subsection 10.9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.


                 SECTION 11.  MISCELLANEOUS

                 11.1 Amendments and Waivers. Neither this Agreement, any Note or any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this subsection. With the written consent of the Required Banks, the Agent and the Borrower may, from time to time, enter into written amendments, supplements or modifications hereto for the purpose of adding any provisions to this Agreement, the Notes, or the other Loan Documents to which the Borrower is a party or changing in any manner the rights of the Banks or of the Borrower hereunder or thereunder or waiving, on such terms and conditions as the Agent may specify in such instrument, any of the requirements of this Agreement or the Notes or the other Loan Documents to which the Borrower is a party or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall directly
(a) extend the expiry date of any Letter of Credit or extend the maturity of any Note or any installment thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any fee, or extend the time of payment of such fee, payable to the Banks hereunder, or reduce the principal amount thereof, or increase the amount of any Bank's Commitment or amend, modify or waive any provision of this subsection 11.1 or reduce the percentage specified in the definition of Required Banks, or consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement, or release all or substantially all the collateral security under any of the Security Documents, in each case without the written consent of all the Banks, or (b) amend, modify or waive any provision of Section 10 without the written consent of the then Agent or (c) except as provided in subsection 11.13, release less than all or substantially all of the collateral security under any of the Security Documents having a fair market value (as determined in good faith by the Board of Directors (or the executive committee thereof) of the Borrower and evidenced by a certificate delivered to the Agent) in excess of $25,000,000 in the aggregate while this Agreement is in effect without the written consent of the holders of at least 66-2/3% of the aggregate unpaid principal amount of the Notes and the Letter of Credit Obligations, or, if no amounts are outstanding under the Notes and Letter of Credit Obligations, Banks having at least 66-2/3% of the aggregate amount of the Commitments. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Banks and shall be binding upon the Borrower, the Banks, the Agent and all future holders of the Notes. In the case of any waiver, the Borrower, the Banks and the Agent shall be restored to their former position and rights hereunder and under the outstanding Notes, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

                 11.2 Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telegraph or telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or five days after being deposited in the mail, postage prepaid, or, in the case of telegraph or telecopy notice, when sent and receipt has been confirmed, addressed as follows in the case of the Borrower and the Agent, and as set forth in Schedule 1.1(a) in the case of the other parties hereto, or to such other address as may be hereafter notified by the respective parties hereto and any future holders of the Notes:

                 The Borrower:                  Lear Seating Corporation
                                                21557 Telegraph Road
                                                Southfield, Michigan  48034
                                                Attention:  Donald J. Stebbins
                                                Telecopy:   (313) 746-1593

                 The Agent:                     Chemical Bank
                                                270 Park Avenue
                                                New York, New York  10017
                                                Attention:  Karen M. Sager
                                                Telecopy:   (212) 972-9854

;provided that any notice, request or demand to or upon the Agent or the Banks pursuant to subsections 2.3, 2.4, 2.6, 2.8 and 2.9 shall not be effective until received.

                 11.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Agent or any Bank, any right, remedy, power or privilege hereunder or under the Loan Documents, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided or provided in the Loan Documents are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

                 11.4 Survival of Representations and Warranties. All representations and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement, the Letters of Credit and the Notes.

                 11.5 Payment of Expenses and Taxes. The Borrower agrees (a) to pay or reimburse the Agent for all its reasonable out-of-pocket costs and reasonable expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement, the Notes, the Letters of Credit and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Agent, (b) to pay or reimburse each Bank and the Agent for all their costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the Notes, the Letters of Credit and any such other documents, including, without limitation, fees and disbursements of counsel to the Agent and the reasonable fees and disbursements of counsel to the several Banks, and (c) to pay, indemnify, and hold each Bank and the Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the Notes, the Letters of Credit and any such other documents, and
(d) to pay, indemnify, and hold each Bank and the Agent harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the Notes, the Letters of Credit and the other Loan Documents and the use by the Borrower of the proceeds of the Loans (all the foregoing, collectively, the "indemnified liabilities"); provided that the Borrower shall have no obligation hereunder to the Agent or any

Bank with respect to indemnified liabilities arising from the gross negligence or willful misconduct of the Agent or any such Bank as finally determined by a court of competent jurisdiction. The agreements in this subsection shall survive repayment of the Notes and all other amounts payable hereunder.

                 11.6 Successors and Assigns; Participations; Purchasing Banks. (a) This Agreement shall be binding upon and inure to the benefit of the Borrower, the Banks, the Agent, all future holders of the Notes and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Bank.

                 (b) Any Bank may, in the ordinary course of its commercial banking business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any Loan owing to such Bank, any Note held by such Bank, any Letter of Credit Participating Interest of such Bank, any Commitment of such Bank or any other interest of such Bank hereunder. In the event of any such sale by a Bank of participating interests to a Participant, such Bank's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Bank shall remain solely responsible for the performance thereof, such Bank shall remain the holder of any such Note for all purposes under this Agreement and the Borrower and the Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. The Borrower agrees that if amounts outstanding under this Agreement, the Letter of Credit and the Notes are due and unpaid, or shall have been declared or shall have become due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement, any Letter of Credit and any Note to the same extent as if the amount of its participating interest were owing directly to it as a Bank under this Agreement or any Note; provided that such right of setoff shall be subject to the obligation of such Participant to share with the Banks, and the Banks agree to share with such Participant, as provided in subsection 11.7. The Borrower also agrees that each Participant shall be entitled to the benefits of subsections 2.11, 2.12, 2.13, 2.14, 3.5 and 11.5 with respect to its participation in the Commitments and the Loans and Letters of Credit outstanding from time to time; provided that no Participant shall be entitled to receive any greater amount pursuant to such subsections than the transferor Bank would have been entitled to receive in respect of the amount of the participation transferred by such transferor Bank to such Participant had no such transfer occurred.

                 (c) Any Bank may, in the ordinary course of its commercial banking business and in accordance with applicable law, at any time sell to any Bank or any affiliate thereof, and, subject to the limitations set forth in the proviso to this sentence and with the consent of the Borrower and the Agent (which in each case shall not be unreasonably withheld) to one or more additional banks or financial institutions ("Purchasing Banks") all or any part of its rights and obligations under this Agreement and the Notes, pursuant to a Commitment Transfer Supplement, executed by such Purchasing Bank, such transferor Bank (and, in the case of a Purchasing Bank that is not then a Bank or an affiliate thereof, by the Borrower and the Agent), and delivered to the Agent for its acceptance and recording in the Register; provided, however, that (i) the Commitment purchased by any such Purchasing Bank that is not then a Bank shall be equal to or greater than $10,000,000 and (ii) the transferor Bank which has transferred part of its Commitment to any such Purchasing Bank shall retain a Commitment, after giving effect to such sale, equal to or greater than $10,000,000. Upon such execution, delivery, acceptance and recording, from and after the Transfer Effective Date determined pursuant to such Commitment Transfer Supplement, (x) the Purchasing Bank thereunder shall be a party hereto and, to the extent provided in such Commitment Transfer Supplement, have the rights and obligations of a Bank hereunder with a Commitment as set forth therein, and (y) the transferor Bank thereunder shall, to the extent provided in such Commitment Transfer Supplement, be released from its obligations under this Agreement (and, in the case of a Commitment Transfer Supplement covering all or the remaining portion of a transferor Bank's rights and obligations under this Agreement, such transferor Bank shall cease to be a party hereto). Such Commitment Transfer Supplement shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Purchasing Bank and the resulting adjustment of Commitment Percentages arising from the purchase by such Purchasing Bank of all or a portion of the rights and obligations of such transferor Bank under this Agreement and the Notes. On or prior to the Transfer Effective Date determined pursuant to such Commitment Transfer Supplement, the Borrower, at its own expense, shall execute and deliver to the Agent in exchange for the surrendered Revolving Credit Note a new Revolving Credit Note to the order of such Purchasing Bank in an amount equal to the Commitment assumed by it pursuant to such Commitment Transfer Supplement and, if the transferor Bank has retained a Commitment hereunder, a new Revolving Credit Note to the order of the transferor Bank in an amount equal to the Commitment retained by it hereunder. Such new Notes shall be dated the Closing Date and shall otherwise be in the form of the Notes replaced thereby. The Notes surrendered by the transferor Bank shall be returned by the Agent to the Borrower marked "cancelled". If any Letter of Credit Participation Certificates have been issued to the transferor Bank and are then outstanding, new certificates shall be issued in the appropriate amounts by the Issuing Bank to the Purchasing Bank and, if appropriate, the transferor Bank, as promptly as practicable after the Transfer Effective Date.

                 (d) The Agent shall maintain at its address referred to in subsection 11.2 a copy of each Commitment Transfer Supplement delivered to it and a register (the "Register") for the recordation of the names and addresses of the Banks and the Commitment of, and principal amount of the Loans owing to, each Bank from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Agent and the Banks may treat each Person whose name is recorded in the Register as the owner of the Loan recorded therein for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Bank at any reasonable time and from time to time upon reasonable prior notice.

                 (e) Upon its receipt of a Commitment Transfer Supplement executed by a transferor Bank and a Purchasing Bank (and, in the case of a Purchasing Bank that is not then a Bank or an affiliate thereof, by the Borrower and the Agent) together with payment by the Purchasing Bank to the Agent of a registration and processing fee of $2,500, the Agent shall (i) promptly accept such Commitment Transfer Supplement (ii) on the Transfer Effective Date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Banks and the Borrower.

                 (f) The Borrower authorizes each Bank to disclose to any Participant or Purchasing Bank (each, a "Transferee") and any prospective Transferee any and all financial information in such Bank's possession concerning the Borrower and its affiliates which has been delivered to such Bank by or on behalf of the Borrower pursuant to this Agreement or which has been delivered to such Bank by or on behalf of the Borrower in connection with such Bank's credit evaluation of the Borrower and its affiliates prior to becoming a party to this Agreement; provided that the prospective Transferee shall agree to maintain the confidentiality of such information pursuant to subsection 11.10.

                 (g) If, pursuant to this subsection, any interest in this Agreement, any Note or any Letter of Credit is transferred to any Transferee which is organized under the laws of any jurisdiction other than the United States or any State thereof, the transferor Bank shall cause such Transferee, concurrently with the effectiveness of such transfer, (i) to represent to the transferor Bank (for the benefit of the transferor Bank, the Agent and the Borrower) that under applicable law and treaties no taxes will be required to be withheld by the Agent, the Borrower or the transferor Bank with respect to any payments to be made to such Transferee in respect of the Loans or the Letters of Credit, (ii) to furnish to the transferor Bank, the Agent and the Borrower either U.S. Internal Revenue Service Form 4224 or U.S. Internal Revenue Service Form 1001 or successor applicable form, as the case may be, certifying in each case that the Transferee is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, (iii) an Internal Revenue Service Form W-8 or W-9 or successor applicable form, as the case may be, establish an exemption from United States backup withholding taxes, and (iv) to agree (for the benefit of the transferor Bank, the Agent and the Borrower) to provide the transferor Bank, the Agent and the Borrower a new Form 4224 or Form 1001 and from W-8 or W-9, or successor applicable forms, or other manner of certification, as the case may be, on or before the date that any such letter or from expires or becomes obsolete or after the occurrence of any event requiring change in the most recent letter and from previously delivered by it to the Borrower, and such extensions or renewals thereof as may reasonably be requested by the Borrower, certifying in the case of a Form 1001 or 4224 that such Transferee is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, unless in any such cases an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent the Transferee from duly completing and delivering any such letter or from with respect to it and such Transferee advises the transferor Bank, the Agent and the Borrower that it is not capable of receiving payments without any deduction or withholdings of United States federal income tax, and in the case of a Form W-8 or W-9, establishing an exemption from United States backup withholding tax.

                 (h) Nothing herein shall prohibit any Bank from pledging or assigning any Note to any Federal Reserve Bank in accordance with applicable law.

                 11.7 Adjustments; Set-off. (a) If any Bank (a "benefitted Bank") shall at any time receive any payment of all or part of its Loans, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in clause (i) of Section 9, or otherwise) in a greater proportion than any such payment to and collateral received by any other Bank, if any, in respect of such other Bank's Loans, or interest thereon, such benefitted Bank shall purchase for cash from the other Banks such portion of each such other Bank's Loan, or shall provide such other Banks with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Bank to share the excess payment or benefits of such collateral or proceeds ratably with each of the Banks; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefitted Bank, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. The Borrower agrees that each Bank so purchasing a portion of another Bank's Loan may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Bank were the direct holder of such portion.

                 (b) In addition to any rights and remedies of the Banks provided by law, each Bank shall have the right, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, upon the occurence and continuance of a Default and any amount becoming due and payable by the Borrower hereunder or under the Notes (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Bank or any branch or agency thereof to or for the credit or the account of the Borrower. Each Bank agrees promptly to notify the Borrower and the Agent after any such set-off and application made by such Bank, provided that the failure to give such notice shall not affect the validity of such set-off and application.

                 11.8 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Agent.

                 11.9 GOVERNING LAW. THIS AGREEMENT AND THE NOTES AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                 11.10 Confidentiality. Each Bank and the Issuing Bank agrees to take normal and reasonable precautions to maintain the confidentiality of information designated in writing as confidential and provided to it by the Borrower or any Subsidiary in connection with this Agreement; provided, however, that any Bank may disclose such information (a) at the request of any bank regulatory authority or in connection with an examination of such Bank by any such authority, (b) pursuant to subpoena or other court process, (c) when required to do so in accordance with the provisions of any applicable law, (d) at the discretion of any other Governmental Authority, (e) to such Bank's independent auditors and other professional advisors or (f) to any Transferee or potential Transferee; provided that such Transferee agrees to comply with the provisions of this subsection 11.10.

                 11.11 Submission to Jurisdiction; Waivers. The Borrower hereby irrevocably and unconditionally:

                 (a) submits for itself and its property in any legal action or proceeding relating to this Agreement or any other Loan Document to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                 (b) consents that any such action or proceeding may be brought in such courts and waives trial by jury and any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                 (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower, as the case may be, at its address set forth in subsection 11.2 or at such other address of which the Agent shall have been notified pursuant thereto; and

                 (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

                 11.12 Effect of Amendment and Restatement of the Amended and Restated Credit Agreement. On the Closing Date, the Amended and Restated Credit Agreement shall be amended, restated and superseded in its entirety.
The parties hereto acknowledge and agree that (a) this Agreement and the other Loan Documents, whether executed and delivered in connection herewith or otherwise, do not constitute a novation, payment and reborrowing, or termination of the "Obligations" (as defined in the Amended and Restated Credit Agreement) under the Amended and Restated Credit Agreement as in effect prior to the Closing Date; (b) such "Obligations" are in all respects continuing (as amended and restated hereby) with only the terms thereof being modified as provided in this Agreement; (c) the Liens and security interests as granted under the Security Documents securing payment of such "Obligations" are in all respects continuing and in full force and effect and secure the payment of the Obligations (as defined in this Agreement), and to the extent necessary to effect the foregoing, each such Security Document is hereby deemed amended accordingly; and (d) upon the effectiveness of this Agreement all loans outstanding under the Amended and Restated Credit Agreement immediately before the effectiveness of this Agreement will be converted into Revolving Credit Loans hereunder and all outstanding letters of credit under the Amended and Restated Credit Agreement will be converted into Letters of Credit hereunder, in each case on the terms and conditions set forth in this Agreement.

                 11.13 Release of Collateral. (a) The Banks hereby agree with the Borrower, and hereby instruct the Agent, that if

(i) the implied senior long-term unsecured debt securities of the Borrower are rated at least BBB- by Standard and Poor's Ratings Group and at least BAA3 by Moody's Investors Service, Inc. and (ii) the Agent has no actual knowledge of the existence of a Default, the Agent shall, at the request and expense of the Borrower, take such actions as shall be reasonably requested by the Borrower to release its security interest in all collateral held by it pursuant to the Security Documents.

                 (b) The Banks hereby agree with the Borrower, and hereby instruct the Agent, that upon any sale (i) of accounts receivable permitted by this Agreement or (ii) of any assets permitted by subsection 8.6(g), the Agent shall release, to the extent necessary, its security interest in such accounts receivable or such assets, as the case may be.

                 (c) The Banks hereby agree with the Borrower and hereby instruct the Agent to release its security interest in assets on which Liens are being created by the Borrower or any Subsidiary as permitted by subsection 8.3(m).

                 (d) The Banks hereby agree with the Borrower, and hereby instruct the Agent to release its security interest in the shares of CISA pledged pursuant to the Second Amended and Restated Mexican Pledge Agreement upon transfer of such shares to EATSA in accordance with subsection 8.9(k) and to take all other actions contemplated in connection therewith.

                 11.14 Equalization of Outstanding Loans on Closing Date. Notwithstanding the provisions of subsections 4.6 and 11.7 and the definition of Interest Period contained in subsection 1.1, on the Closing Date the Borrower shall make such repayments of Loans owing to Banks that were parties to the Amended and Restated Credit Agreement and/or make such borrowings from Banks that were not parties to the Amended and Restated Credit Agreement (which borrowings, if of Eurodollar Loans, shall have Interest Periods ending on dates that coincide with the ending dates of Interest Periods then applicable to outstanding Eurodollar Loans) as shall be required in order to cause the outstanding Loans of each Type and Tranche owing to each Bank to equal as nearly as practicable its Commitment Percentage of all Loans of such Type and Tranche.

                 11.15 Conflicts. In the event that there exists a conflict between provisions in this Agreement and provisions in any other Loan Document, the provisions of this Agreement shall control.

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the day and year first above written.



                                         LEAR SEATING CORPORATION


                                         By:  /s/  Donald J. Stebbins
                                         --------------------------------------
                                         Title:  Vice President &
                                                    Treasurer


                                         CHEMICAL BANK, as Agent and as a
                                           Bank


                                         By:  /s/  Karen M. Sager
                                         --------------------------------------
                                             Title:  Vice President


                                         BANKERS TRUST COMPANY, as a
                                           Managing Agent and as a Bank


                                         By:  /s/  Christopher Kinslow
                                         --------------------------------------
                                             Title:  Vice President


                                         THE BANK OF NOVA SCOTIA, as a
                                           Managing Agent and as a Bank


                                         By:  /s/  F.C.H. Ashby
                                         --------------------------------------
                                             Title:  Senior Manager Loan
                                                          Operation


                                         CITICORP USA, INC., as a
                                            Managing Agent and as a Bank


                                         By:  /s/  William G. McKnight III
                                         --------------------------------------
                                             Title:  Vice President


                                         LEHMAN COMMERCIAL PAPER INC., as a
                                           Managing Agent and as a Bank


                                         By:  /s/  Jorde M. Nathan
                                         --------------------------------------
                                             Title:  Authorized Signature

                                         THE FIRST NATIONAL BANK OF
                                            BOSTON


                                         By:  /s/  Lisa S. Marshall
                                         --------------------------------------
                                              Title:  Director


                                         THE BANK OF NEW YORK


                                         By:  /s/  Douglas Ober
                                         --------------------------------------
                                             Title:  Vice President


                                         THE MITSUBISHI TRUST &
                                           BANKING CORPORATION


                                         By:  /s/  Masaaki Yamagishi
                                         --------------------------------------
                                             Title:  Chief Manager


                                         THE NIPPON CREDIT BANK, LTD.


                                         By:  /s/  Clifford Abramsky
                                         --------------------------------------
                                             Title:  Vice President & Manager


                                         SHAWMUT BANK CONNECTICUT, N.A.


                                         By:  /s/  Manfred Eigenbrod
                                         --------------------------------------
                                            Title:  Managing Director


                                         ABN AMRO BANK N.V.


                                         By:  /s/  Robert J. Graff
                                         --------------------------------------
                                             Title:  Vice President


                                         By:  /s/ Sheralyn F. Kempel
                                         --------------------------------------
                                             Title:  Assistant Vice President

                                         CIBC INC.


                                         By:  /s/  Kent S. Davis
                                         --------------------------------------
                                         Title:  Vice President

                                         COMERICA BANK


                                         By:  /s/  Mike Shea
                                         --------------------------------------
                                             Title:  Vice President


                                         CAISSE NATIONALE DE CREDIT
                                           AGRICOLE


                                         By:  /s/  David Bouhl, F.V.P
                                         --------------------------------------
                                             Title:  Head of Corporate
                                                        Banking Chicago


                                         CREDIT LYONNAIS CHICAGO BRANCH


                                         By:  /s/  Sandra E. Horwitz
                                         --------------------------------------
                                             Title:  Vice President


                                         CREDIT LYONNAIS CAYMAN
                                            ISLAND BRANCH


                                         By:  /s/  Sandra E. Horwitz
                                         --------------------------------------
                                             Title:  Authorized Signature


                                         THE FUJI BANK, LIMITED


                                         By:  /s/  Peter L. Chinnici
                                         --------------------------------------
                                             Title:  Joint General Manager


                                         NATIONAL BANK OF CANADA


                                         By:  /s/  Jeffrey C. Angell
                                         --------------------------------------
                                             Title:  Vice President


                                         By:  /s/  Duane K. Bedard
                                         --------------------------------------
                                             Title:  Vice President


                                         NBD BANK, N.A.


                                         By:  /s/  Thomas J. Kessel
                                         --------------------------------------
                                            Title:  Vice President

                                         BANQUE PARIBAS


                                         By:  /s/  Laurie D. Flom
                                         --------------------------------------
                                            Title:   Vice President


                                         By:  /s/  Rowena P. Festin
                                         --------------------------------------
                                            Title:  Vice President


                                         SOCIETE GENERALE


                                         By:  /s/  Gilles DeMeulenaere
                                         --------------------------------------
                                             Title:  Vice President


                                         CREDITANSTALT-BANKVEREIN


                                         By:  /s/  Greg Mathis
                                         --------------------------------------
                                         Title:  Vice President


                                         By:  /s/  Geoffrey D. Spillane
                                         --------------------------------------
                                             Title:  Senior Associate


                                         GIRO CREDIT BANK AG DER SPARKASSEN,
                                           GRAND CAYMAN ISLAND BRANCH


                                         By: /s/  John Redding
                                         --------------------------------------
                                             Title:  V.P.


                                         By: /s/  D. Stephens
                                         --------------------------------------
                                            Title:  V.P.


                                         BANK ONE, MILWAUKEE, NA


                                         By:  /s/  Paul W. Jelacic
                                         --------------------------------------
                                             Title:  Assistant Vice President


                                         THE INDUSTRIAL BANK OF JAPAN, LTD.


                                         By:  /s/  Hiroaki Nakamura
                                         --------------------------------------
                                         Title:  Joint General Manager

                                         THE YASUDA TRUST AND BANKING
                                           COMPANY, LIMITED


                                         By:  /s/  K. Inoue
                                         --------------------------------------
                                             Title:  Joint General Manager


                                         DRESDNER BANK AG CHICAGO AND GRAND
                                           CAYMAN BRANCHES


                                         By:  /s/  Graham Lewis
                                         --------------------------------------
                                             Title:  Asst. Vice President

                                         By:  /s/  Brian Brodeur
                                         --------------------------------------
                                             Title:  Vice President

                                         ISTITUTO BANCARIO SAN PAOLO DI
                                           TORINO S.p.A.


                                         By:  /s/  William J. De Angelo
                                         --------------------------------------
                                            Title:  First Vice President

                                                                 SCHEDULE 1.1(a)


                          NAMES AND ADDRESSES OF BANKS


                 CHEMICAL BANK                                               BANKERS TRUST COMPANY
                 270 Park Avenue, 10th Floor                                 130 Liberty Street
                 New York, New York  10017                                   30th Floor
                 Attention:  Karen Seger                                     New York, New York  10006
                 Telephone:  (212) 270-3997                                  Attention:  Chris Kinslow
                 Telecopy:  (212) 972-9854                                   Telephone:  (212) 250-7671
                                                                             Telecopy:  (212) 250-7200

                 THE BANK OF NOVA SCOTIA                                     CITICORP USA, INC.
                 181 West Madison                                            399 Park Avenue
                 Suite 3700                                                  8th Floor/Zone 12
                 Chicago, Illinois  60602                                    New York, New York  10043
                 Attention:  Alan Spurgin                                    Attention:  Elizabeth A. Palermo
                 Telephone:  (312) 201-4142                                  Telephone:  (212) 559-3533
                 Telecopy:  (312) 201-4108                                   Telecopy:  (212) 826-2375

                 LEHMAN COMMERCIAL PAPER INC.                                THE FIRST NATIONAL BANK OF BOSTON
                 200 Vesey Street                                            100 Federal Street
                 3 World Financial Center                                    Mailstop 01-21-01
                 New York, New York  10285                                   Boston, Massachusetts  02106
                 Attention:  Lisa Conrad                                     Attention:  Lisa S. Marshall
                 Telephone: (212) 526-0232                                   Telephone:  (617) 434-4117
                 Telecopy:  (212) 528-0819                                   Telecopy:  (617) 434-6685

                 THE BANK OF NEW YORK                                        THE MITSUBISHI TRUST & BANKING
                 One Wall Street                                               CORPORATION
                 22nd Floor                                                  One Financial Place
                 New York, New York  10286                                   440 S. LaSalle Street
                 Attention:  Paula DiPonzio                                  Suite 3100
                 Telephone:  (212) 635-1066                                  Chicago, Illinois  60605
                 Telecopy:  (212) 635-6434                                   Attention:  John Page
                                                                             Telephone:  (312) 408-6004
                                                                             Telecopy:  (312) 663-0863

                 THE NIPPON CREDIT BANK, LTD.                                SHAWMUT BANK CONNECTICUT, N.A.
                 245 Park Avenue                                             777 Main Street, MSN 397
                 30th Floor                                                  Hartford, Connecticut  06115
                 New York, New York  10167                                   Attention: Gene Martin
                 Attention:  Clifford Abramsky                               Telephone:  (203) 986-5624
                 Telephone:  (212) 984-1238                                  Telecopy:  (203) 986-5367
                 Telecopy:  (212) 490-3895


                 ABN AMRO BANK N.V.                                          CIBC INC.
                 135 S. LaSalle Street                                       200 West Madison
                 Room 425                                                    Suite 2300
                 Chicago, Illinois  60603                                    Chicago, Illinois  60606
                 Attention:  Robert J. Graff                                 Attention:  Kent Davis
                 Telephone:  (312) 443-2675                                  Telephone:  (312) 750-8733
                 Telecopy:  (312) 606-8425                                   Telecopy:  (312) 726-8884

                 COMERICA BANK                                               CAISSE NATIONALE DE CREDIT AGRICOLE
                 One Detroit Center                                          55 E. Monroe Street
                 500 Woodward Avenue                                         Chicago, Illinois  60603
                 8th Floor                                                   Attention:  Roger Weis
                 Detroit, Michigan  48226                                    Telephone:  (312) 917-7440
                 Attention:  Mike Shea                                       Telecopy:  (312) 372-3724
                 Telephone:  (313) 222-2977
                 Telecopy:  (313) 222-9559


                 CREDIT LYONNAIS                                             THE FUJI BANK, LIMITED
                 227 W. Monroe Street                                        225 West Wacker Drive
                 Suite 3800                                                  Suite 2000
                 Chicago, Illinois  60606                                    Chicago, Illinois  60606
                 Attention:  Mel Smith                                       Attention:  Mark McCracken
                 Telephone:  (312) 641-0500                                  Telephone:  (312) 621-0397
                 Telecopy:  (312) 641-0527                                   Telecopy:  (312) 621-0539

                 NATIONAL BANK OF CANADA                                     NBD BANK, N.A.
                 27777 Franklin Road                                         611 Woodward Avenue
                 Suite 1570                                                  Detroit, Michigan  48226
                 Southfield, Michigan  48034                                 Attention:  Thomas J. Kessel
                 Attention:  Jeffrey C. Angell                               Telephone:  (313) 225-2884
                 Telephone:  (810) 354-4800                                  Telecopy:  (313) 225-2290
                 Telecopy:  (810) 354-1768

                 BANQUE PARIBAS                                              SOCIETE GENERALE
                 227 W. Monroe                                               181 West Madison Street
                 Suite 3300                                                  Suite 3400
                 Chicago, Illinois  60606                                    Chicago, Illinois  60602
                 Attention:  Laurie D. Flom                                  Attention:  Gilles Demeulenaere
                 Telephone:  (312) 853-6022                                  Telephone:  (312) 578-5008
                 Telecopy:  (312) 853-6020                                   Telecopy:  (312) 578-1671

                 CREDITANSTALT-BANKEVEREIN                                   GIRO CREDIT BANK AG DER SPARKASSEN,
                 245 Park Avenue                                               GRAND CAYMAN ISLAND BRANCH
                 New York, New York  10167                                   65 East 55th Street
                 Attention: Geoffrey D. Spillane                             Park Avenue Towers
                 Telephone:  (212) 856-1250                                  New York, New York  10022
                 Telecopy:  (212) 856-1006                                   Attention:  John Redding
                                                                             Telephone:  (212) 909-0624
                                                                             Telecopy:  (212) 644-0644


                 BANK ONE, MILWAUKEE, NA                                     THE INDUSTRIAL BANK OF JAPAN, LTD.
                 111 East Wisconsin Avenue                                   227 West Monroe Street
                 Milwaukee, Wisconsin  53202                                 Suite 2600
                 Attention:  J. Dean Potokar                                 Chicago, Illinois  60606
                 Telephone:  (414) 765-2527                                  Attention:  John Bowin
                 Telecopy:  (414) 765-2176                                   Telephone:  (312) 855-8264
                                                                             Telecopy:  (312) 855-8200

                 THE YASUDA TRUST AND BANKING                                DRESDNER BANK AG CHICAGO AND
                   COMPANY, LIMITED                                            GRAND CAYMAN BRANCHES
                 181 West Madison Street                                     190 South LaSalle Street
                 Suite 4500                                                  Chicago, Illinois  60603
                 Chicago, Illinois  60602                                    Attention:  Brian Brodeur
                 Attention:  Robert Orenstein                                Telephone: (312) 444-1319
                 Telephone:  (312) 683-3836                                  Telecopy:  (312) 444-1305
                 Telecopy:  (312) 683-3899

                 ISTITUTO BANCARIO SAN PAOLO DI
                   TORINO S.P.A.
                 245 Park Avenue
                 New York, New York  10167
                 Attention: Michele von Kroemer
                 Telephone:  (212) 692-3196
                 Telecopy:  (212) 599-5303

                                                                 SCHEDULE 1.1(b)


                               SECURITY DOCUMENTS


I.       Guarantee

                 1. Second Amended and Restated Subsidiary Guarantee, dated as of the date hereof, made by LS Acquisition Corp. No. 14, Lear Seating Holdings Corp. No. 50, Progress Pattern Corp., Lear Plastics Corp., LS Acquisition Corporation No. 24, and Fair Haven Industries, Inc. in favor of the Agent, substantially in the form of Exhibit C to the Agreement.


II.      Pledge Agreements

                 1. Second Amended and Restated Domestic Pledge Agreement, dated as of the date hereof, made by the Borrower, pledging 100% of the stock of Progress Pattern Corp., Lear Plastics Corp., LS Acquisition Corporation No. 24, LS Acquisition Corporation No. 14 and Lear Seating Holdings Corp. No. 50 and 65% of the stock of Lear Seating Sweden AB, in favor of the Agent, substantially in the form of Exhibit D to the Agreement.

                 2. Second Amended and Restated Fair Haven Pledge Agreement, dated as of the date hereof, made by LS Acquisition Corporation No. 24, pledging 100% of the stock of Fair Haven Industries, Inc., in favor of the Agent, substantially in the form of Exhibit E to the Agreement.

                 3. Second Amended and Restated German Pledge Agreement made by LS Acquisition Corp. No. 14, pledging 65% of the stock of NS Beteiligungs GmbH, in favor of the Agent, substantially in form and substance satisfactory to the Agent.

                 4. Second Amended and Restated Mexican Pledge Agreement, dated as of the date hereof, made by the Borrower, pledging 40% of the stock of Central de Industrias S.A. de C.V., in favor of the Agent, in form and substance satisfactory to the Agent.

                 5. Second Amended and Restated Additional Mexican Pledge Agreement, dated as of the date hereof, made by Lear Seating Holdings Corp. No. 50, pledging 65% of the stock of EATSA, in favor of the Agent, in form and substance satisfactory to the Agent.

                 6. Pledge Agreement ("Nantissement"), dated as of December 22, 1993, made by the Borrower, pledging 65% of the stock of Lear France, in favor of the Agent, together with the related Confirmation, in form and substance satisfactory to the Agent.

                 7. Amended and Restated Lear Seating Canada Ltd. Share Pledge Agreement, dated as of October 25, 1993, made by the Borrower, pledging 65% of the stock of Lear Canada, in favor of the Agent, together with the related Acknowledgment and Confirmation, in form and substance satisfactory to the Agent.

                 8. Charge Over Shares, dated December 23, 1993, made by the Borrower, pledging 65% of the stock of Lear Seating (U.K.) Limited, in favor of the Agent, in form and substance satisfactory to the Agent.


III.     Security Agreements

                 1. Second Amended and Restated Security Agreement, dated as of the date hereof, made by the Borrower, LS Acquisition Corp. No. 14, Lear Seating Holding Corp. No. 50, Progress Pattern Corp., Lear Plastics Corp., LS Acquisition Corporation No. 24 and Fair Haven Industries, Inc., in favor of the Agent, substantially in the form of Exhibit F to the Agreement.

                 2. Amended and Restated General Security Agreement, dated as of October 25, 1993, made by Lear Canada in favor of the Agent, together with the related Acknowledgement and Confirmation, in form and substance satisfactory to the Agent.


IV.      Mortgages

                 1. Mortgage on property located in Mendon, Michigan, dated as of September 29, 1988, from Lear Siegler Plastics Corp. to Manufacturers Hanover Trust Company, as Agent.

                 2. Mortgage on property located in Fenton, Michigan, dated as of September 29, 1988, from Lear Siegler Corp. to Manufacturers Hanover Trust Company, as Agent.

                 3. Mortgage on property located in Southfield, Michigan, dated as of September 29, 1988, from Progress Pattern Corp. to Manufacturers Hanover Trust Company, as Agent, as amended by the First Amendment to Mortgage, dated as of October 25, 1993, among Progress Pattern Corp., the Borrower and Chemical Bank, as Agent.

                 4. Mortgage on property located in Romulus, Michigan, dated as of September 29, 1988, from Lear Siegler Seating Corp. to Manufacturers Hanover Trust Company, as Agent.

                 5. Mortgage on property located in Detroit, Michigan, dated as of September 29, 1988, from Lear Siegler Seating Corp. to Manufacturers Hanover Trust Company, as Agent.

                 6. Deeds of Trust on fee property located in Morristown, Tennessee, each dated as of September 29, 1988, from

Lear Siegler Seating Corp. to Devereaux Cannon, as Trustee, for the benefit of Manufacturers Hanover Trust Company, as Agent.

                 7. Mortgage on property located in Janesville, Wisconsin, dated as of March 1, 1991, from Lear Seating Corporation to Manufacturers Hanover Trust Company, as Agent.

                 8. Amendment Agreement to the Irrevocable Property Conveyance Trust Agreements covering the Rio Bravo, San Lorenzo and La Cuesta facilities of Favesa.

                                                                 SCHEDULE 1.1(c)


                              MORTGAGED PROPERTIES


Location                                                                 Land Size
--------                                                                 ---------
Building Size
-------------

(Sq. Ft.)                                                                (Acres)
1.       21557 Telegraph Road                                                11.71
         Southfield, Michigan
         a.  70,000 sq. ft.
         b.  65,500 sq. ft.
         c.  19,000 sq. ft

2.       4600 Nancy Avenue                                                   9.0
         Detroit, Michigan
         156,800 sq. ft.

3.       36300 Eureka Road                                                   N/A
         Romulus, Michigan
         89,600 sq. ft.

4.       36310 Eureka Road                                                   N/A
         Romulus, Michigan
         88,200 sq. ft.

5.       340 Fenway Drive                                                    10.2
         Fenton, Michigan
         75,800 sq. ft.

6.       236 West Clark Street                                               18.0
         Mendon, Michigan
         168,500 sq. ft.

7.       325 Industrial Avenue                                               20.0
         Morristown, Tennessee
         (owned property)
         235,900 sq. ft.

8.       5521 Jeffery Lane                                                   N/A
         Morristown, Tennessee
         (leased property)
         37,050 sq. ft.

9.       3708 Enterprise Drive                                               N/A
         Janesville, Wisconsin
         120,000 sq. ft.

                                                                    SCHEDULE 2.1


                                  COMMITMENTS





Bank                                           Commitment
----                                           ----------
Chemical Bank                                 $ 28,000,000
Bankers Trust Company                           15,500,000
The Bank of Nova Scotia                         28,000,000
Citicorp USA, Inc.                              28,000,000
Lehman Commercial Paper Inc.                    16,000,000
The First National Bank of Boston               25,000,000
The Bank of New York                            25,000,000
The Mitsubishi Trust & Banking
  Corporation                                   20,000,000
The Nippon Credit Bank, Ltd.                    25,000,000
Shawmut Bank Connecticut, N.A.                  20,000,000
ABN AMRO Bank N.V.                              25,000,000
CIBC Inc.                                       20,000,000
Comerica Bank                                   22,250,000
Caisse Nationale de Credit Agricole             15,000,000
Credit Lyonnais                                 20,000,000
The Fuji Bank, Limited                          20,000,000
National Bank of Canada                         15,000,000
NBD Bank, N.A.                                  22,250,000
Banque Paribas                                  15,000,000
Societe Generale                                25,000,000
Creditanstalt-Bankverein                        10,000,000
Giro Credit Bank AG der Sparkassen,
  Grand Cayman Island Branch                    10,000,000
Bank One, Milwaukee, NA                         10,000,000
The Industrial Bank of Japan, Ltd.              10,000,000
The Yasuda Trust and Banking Company,
  Limited                                       10,000,000
Dresdner AG Chicago and Grand
  Cayman Branches                               10,000,000
Istituto Bancario San Paolo di
  Torino S.p.A.                                 10,000,000
                                              ------------
                                              $500,000,000

                                                                    SCHEDULE 3.1


                           EXISTING LETTERS OF CREDIT


  Letter of                                                                                  Expiration
 Credit Number              Face Amount                   Beneficiary                           Date
  ---------                 -----------                   -----------                        ---------
 T - 293944               $ 3,000,000             Zurich Insurance                         October 31, 1998

 G - 153340               $ 8,500,000             The Bank of Nova Scotia                  March 31, 1998

 T - 294933               $ 4,612,000             National Union Fire Insurance Company    August 13, 1998

 G - 137608               $ 2,875,000             National Union Fire Insurance Company    October 26, 1998

 G - 239356               $   908,750             National Union Fire Insurance Company    August 27, 1998

 T - 216189               $   750,000             Zurich Insurance                         June 30, 1998

 T - 219868               $ 4,800,000             Zurich Insurance                         October 31, 1998

 T - 220133               $15,000,000             Citibank                                 October 31, 1998

 R - 232745               $ 9,626,667             NBD Bank, N.A.                           July 20, 1998

 T - 235091               $ 9,630,137             NBD Bank, N.A.                           September 16, 1998

 T - 237709               $ 1,750,000             Zurich Insurance                         September 30, 1999

                                                                   SCHEDULE 6.14


            SUBSIDIARIES, DIVISIONS, PARTNERSHIPS AND JOINT VENTURES
                          OF LEAR SEATING CORPORATION

DOMESTIC SUBSIDIARIES:

                                         Jurisdiction
                                              of             Number of          Stock
            Name of Entity               Incorporation        Shares          Ownership         Record Holder
            --------------               -------------        ------          ---------         -------------
 LS Acquisition Corp. No. 14               Delaware      100 Common              100%        Lear Seating Corporation
 Lear Seating Holdings Corp. No. 50        Delaware      100 Common              100%        Lear Seating Corporation

 Progress Pattern Corp.                    Delaware      100 Common              100%        Lear Seating Corporation

 LS Acquisition Corporation No. 24         Delaware      100 Common              100%        Lear Seating Corporation
 Fair Haven Industries, Inc.               Michigan      19,600 Common           100%        LS Acquisition Corporation No. 24

 Lear Plastics Corp.                       Delaware      100 Common              100%        Lear Seating Corporation

FOREIGN SUBSIDIARIES:

                                            Jurisdiction of
                                            ---------------
              Name of Entity                  Organization        Stock Ownership        Record Holder
              --------------                  ------------        ---------------        -------------
 Lear Seating Sweden AB                          Sweden                 100%          Lear Seating Corporation

 Equipos Automotrices Totales S.A. de            Mexico                 100%          Lear Seating Holdings Corp. No. 50
 C.V.
 Central de Industrias S.A. de C.V.              Mexico                59.6%          Equipos Automotrices Totales S.A. de
                                                                        40%           C.V.
                                                                                      Lear Seating Corporation

 Lear Seating Canada Ltd.                        Canada                 100%          Lear Seating Corporation
 Lear International Ltd.                        Barbados                100%          Lear Seating Canada Ltd.

 Lear Industries Holdings B.V.                Netherlands               100%          Lear International Ltd.

 Intertrim S.A. de C.V.                          Mexico                99.5%          Lear Seating Corporation
 NS Beteiligungs GmbH                           Germany                 100%          LS Acquisition Corp. No. 14

 Lear Seating Autositze GmbH                    Austria                 100%          NS Beteiligungs GmbH
 No Sag Draftfedern GmbH                        Germany                99.8%          NS Beteiligungs GmbH

 Lear Seating GmbH                              Germany                 100%          Lear No Sag Draftfedern GmbH

 Lear France E.U.R.L.                            France                 100%          Lear Seating Corporation
 Societe No Sag Francaise                        France                55.8%          Lear France E.U.R.L.

 Souby S.A.                                      France                 100%          Societe No Sag Francaise
 Spitzer Gmbh                                   Austria                 62%           Lear No-Sag GmbH & Co. KG

 Lear Seating (U.K.) Ltd.                         U.K.                  100%          Lear Seating Corporation

 Lear Seating Australia PTY. Ltd.              Australia                100%          Lear Seating Corporation
 Favesa S.A. de C.V.                             Mexico               99.9999%        Equipos Automotrices Totales S.A. de
                                                                      0.0001%         C.V.
                                                                                      Lear Seating Corporation

 Lear Seating Italia, S.r.l                       Italy                  99%          Lear Seating Corporation
                                                                         1%           LS Acquisition Corp. No. 14

PARTNERSHIPS/JOINT VENTURES:

                                                   Jurisdiction of
                Name of Entity                      Organization         Stock Ownership        Record Holder
                --------------                      ------------         ---------------        -------------
 PARTNERSHIPS
 ------------
 Lear Seating Autositze GmbH & Co. KG                  Austria                 99%           NS Beteiligungs GmbH
                                                                                1%           Lear Seating Autositze GmbH

 Lear Seating GmbH & Co. KG                            Germany               Gen'l Pt        No Sag Draftfedern GmbH
                                                                             Lim. Pt         Lear Seating GmbH

 No Sag Draftfedern Spitzer & Co. KG                   Austria                62.5%          Lear Seating GmbH & Co. KG
                                                                              37.5%          Spitzer GmbH

 JOINT VENTURES AND MINORITY INTERESTS
 -------------------------------------

 General Seating of America                           Michigan               35% (a)         Lear Seating Corporation
 General Seating of Canada Limited                     Canada                35% (a)         Lear Seating Canada Ltd.

 Pacific Trim Corporation Ltd.                        Thailand                 20%           Lear Seating Corporation

 Probel S.A.                                           Brazil                  31%           Lear Seating Canada Ltd.

(a) An option exists whereby General Motors Corporation may purchase five percent (5%) of the issued shares from Lear Seating Corporation and Lear Seating Canada Ltd.

In connection with the Acquisition, the following entities will be acquired:

 SEPI Poland Sp. Z o.o.                                Poland                  100%          Lear Seating Corporation


 Markol Otomotiv Yan Sanayi Ve Ticaret                 Turkey                  35%           Lear Seating Corporation
 Anonim Sirketi
 SEPI S.p.A.                                            Italy                  100%          Lear Seating Italia

 SEPI SUD S.p.A.                                        Italy                  100%          SEPI S.p.A.

 Industrias Cousin Freres S.L.                          Spain                 49.9%          SEPI S.p.A.

                                                                   SCHEDULE 6.18


                               HAZARDOUS MATERIAL


                 A. General Use of Hazardous Material. Holdings and its Subsidiaries and other Persons have caused or permitted Hazardous Materials (as defined in the Agreement) to be placed, held, located or disposed of on, under or at each of the Mortgaged Properties from time to time in the ordinary course of operations in the following manner:

                 1. Each of the Mortgaged Properties has provision for disposal of sewage through septic systems or connections to municipal sewage treatment systems;

                 2. The ordinary processes and operations conducted on each of the Mortgaged Properties utilize certain Hazardous Materials, including in some or all instances, paints, solvents, oils, plasticizers, acids, caustics, solutions used to clean metal and plastic parts and other chemicals; and

                 3. It is possible that urea formaldehyde foam insulation, paints containing lead, asbestos, and polychlorinated biphenyls ("PCBs") may have been found in certain of the Mortgaged Properties in the past.

                 Specific instances of the placement, holding, location and disposal of Hazardous Materials known to Borrower and its Subsidiaries are disclosed in the remainder of this Schedule.


                 B.       Mendon, Michigan

                 The facility at Mendon, Michigan is contaminated with Hazardous Materials in several areas.

                 1. The Mendon plant has used a variety of chemicals, some of which are Hazardous Materials. Among the chemicals used are hydraulic, lubricating and cutting oils, chlorinated solvents and non-chlorinated solvents and water and solvent-based paints.

                 2. A system of sumps and pipes used to transport hydraulic oil to presses in the plant apparently leaked, contaminating soil and groundwater. Approximately 8700 cubic yards of soil were removed and disposed of with the approval of the Michigan Department of Natural Resources ("MDNR"). MDNR also agreed to a remediation procedure for cleaning up groundwater, including installation of an interceptor sewer and collection of oil in an oil/water separator.

                 3. The groundwater at the southwest corner of the plant was found to contain levels of volatile organic compounds ("VOCs") including trichloroethylene and other chlorinated solvents in low, but not insignificant, concentrations. Alternatives were evaluated and a remedial program was selected with the approval of the MDNR. A pumping system was installed to pump and treat the groundwater prior to discharge. It is possible that further testing will be required to determine the scope of the problem and the optimal remedial program.

                 4. The groundwater at the northwest corner of the plant under former waste pits used to treat electroplating wastewater was found to contain nickel and chromium. The waste pits and surrounding soil were removed, and a pumping system was installed to pump the groundwater into the plant for discharge with the approval of the MDNR.

                 5. Soil beneath one of the plant buildings was contaminated with heavy metals as the result of spills from the former electroplating operation and leaks in the floor. The Borrower excavated the most heavily contaminated soil and signed a "Declaration of Restrictions/Consent Agreement" with MDNR, which requires maintenance of an impermeable cap (i.e., the current concrete floor) over the contaminated area.

                 6. The Borrower believes that it has completed all of the capital expenditures necessary to remedy the soil and groundwater contamination identified at the Mendon plant. Monitoring wells indicate that there has been no migration of contamination toward a drinking water well located approximately one quarter of a mile from the plant, but it is remotely possible that MDNR will require the Borrower to undertake additional remedial actions as a precaution.


                 C.       Morristown, Tennessee

                 1. The Morristown plant uses a variety of chemicals, some of which may be Hazardous Materials. These chemicals include lubricating, cutting and hydraulic oils, mineral spirit solvents, water-based paints, and an iron-phosphate metal cleaning solution.


                 D.       Detroit, Michigan

                 The Detroit facility consists of two plants which make foam cushions and foam components and assemble car seats.

                 1. The Detroit facility uses a variety of chemicals, some of which are Hazardous Materials. Among the chemicals used are toluene diisocyanate, methane diisocyanate, polyols, glues (at least some of which contain the solvent methylene chloride) paints, polyethylene, water soluble cooling oils, lubricating oils, mineral oil, mineral spirit solvents and amines. A recent survey did not identify any asbestos in the plant, but a few areas that might contain asbestos apparently were not covered in the survey.

                 2. Both plants at the Detroit facility were used for industrial activity by prior owners. Borrower and its Subsidiaries know nothing about the materials use or waste disposal practices of those owners.


                 E.       Southfield, Michigan

                 The Southfield property is the site of Progress Pattern Corporation, its manufacturing plant and the Lear Seating Corporation headquarters and Technical Center.

                 1. The operations at Southfield utilize various chemicals, some of which are Hazardous Materials. Progress Pattern uses paints, lubricating and hydraulic oils, solvents, plasticizers, isocyanates, polyol, styrene, argon gas and beryllium alloys. The Technical Center uses polyols isocyanates and solvent based plasticizers.

                 2. The Progress Pattern plant discharges rinse water and plaster of Paris waste from molds to a gravel pit on the property. Progress Pattern personnel are instructed not to allow other wastes to go to the gravel pit, but it is possible that small quantities of other materials, some of which may be Hazardous materials, might on occasion have been discharged to the gravel pit.


                 F.        Fenton, Michigan

                 1. The Fenton plant uses limited amounts of oils and solvents for occasional applications in the manufacturing process. Water based and solvent-based paints and mineral oils are utilized in maintenance of the facilities.

                                                                    SCHEDULE 8.2


                             EXISTING INDEBTEDNESS


1. Indebtedness evidenced by the Indenture dated as of July 15, 1992, relating to the Borrower's 11-1/4% Senior Subordinated Notes, in an aggregate principal amount of $125,000,000, plus accrued and unpaid interest.


2. Indebtedness evidenced by the Indenture dated February 1, 1994, relating to the Borrower's 8-1/4% Subordinated Notes, in an aggregate principal amount of $145,000,000, plus accrued and unpaid interest.

3. Indebtedness of Lear Canada under its revolving loan facility with The Bank of Nova Scotia in the principal amount up to $10,000,000 (Canadian), plus accrued and unpaid interest.

4. Indebtedness of NS Beteiligungs GmbH to Industriekreditbank AG-Deutsch Industriebank in the principal amount of DM 11,000,000, plus accrued and unpaid interest.

5. Indebtedness in Germany to the city of Eisenach, Germany, relating to a land purchase in Eisenach, Germany, in the principal amount of DM 429,000, plus accrued and unpaid interest.

6. Indebtedness in Austria to Sparkasse under a working capital credit line in the principal of up to ATS 40,000,000, plus accrued and unpaid interest.

7. Indebtedness in Mexico to Internacional under a note payable facility for working capital in the principal amount up to $15,000,000, plus accrued and unpaid interest.

8. Indebtedness in Mexico to Bancomer, Banco Mexicano, Banamex and Citibank under a note payable facility for working capital in the principal amount up to 90,000,000 Mexican pesos and $12,800,000, plus accrued and unpaid interest.

9. Indebtedness of Lear Seating Sweden AB to SE Banken under a working capital credit facility in the principal amount up to SEK 6,500,000, plus accrued and unpaid interest.

10. Indebtedness of the Borrower to NBD Bank, N.A. under a capitalized lease in the amount of $221,903.

11. Indebtedness of the Borrower to the City of Hammond, Indiana under the loan agreement dated July 1, 1994, in the principal amount of $9,500,000, plus accrued and unpaid interest.

12. Indebtedness of the Borrower to Development Authority of Clayton County, Georgia under a loan agreement dated September 16, 1994, in the principal amount of $9,500,000, plus accrued and unpaid interest.

13. Indebtedness of Lear Seating Canada, Ltd. to the government of the Province of Ontario, Canada under a loan agreement, dated January 27, 1993, in the principal amount up to $2,500,000 (Canadian), plus accrued and unpaid interest.

14. Indebtedness of Lear Seating Canada, Ltd. to the government of the Province of Ontario, Canada under a loan agreement, in the principal amount up to $2,000,000 (Canadian), plus accrued and unpaid interest.

15. Indebtedness of Favesa to Citibank evidenced by a promissory note dated November 1, 1993 in the principal amount of $15,000,000, plus accrued and unpaid interest.

16. Indebtedness of Favesa to Ford, evidenced by a promissory note dated November 1, 1993 in the principal amount of $1,200,000, plus accrued and unpaid interest.

17. Indebtedness of the Borrower to AFCO under a loan agreement dated October 31, 1994 in a principal amount of approximately $1,400,000, plus accrued and unpaid interest.

18. Indebtedness of SEPI S.p.A to Ministro dell'Industrias Commercio E Artignato of approximately Lit 610,000,000, plus accrued and unpaid interest.

19. Indebtedness of SEPI S.p.A to Inpool B.N.L. and Efibanca of approximately Lit 3,200,000,000, plus accrued and unpaid interest.

20. Indebtedness of Lear Seating Italia to Istituto Bancario San Paolo di Torino S.p.A. under a term loan agreement in the principal amount of up to Lit 250,000,000,000, plus accrued and unpaid interest.

                                                                    SCHEDULE 8.9



               EXISTING LOANS, ADVANCES AND CAPITAL CONTRIBUTIONS


1. Capital contribution by LS Acquisition Corp. No. 14 to NS Beteiligungs GmbH in the amount of DM 10,000,000.

2. Capital contribution by Lear Seating Corporation to NS Beteiligungs GmbH in the amount of $6,000,000.

3. Capital contribution by Lear Seating Corporation to NS Beteiligungs GmbH in the amount of $4,000,000.

4. Capital contribution by Lear Seating Corporation to NS Beteiligungs GmbH in the amount of DM 3,045,000.

5. Equity Investment by Lear Seating Corporation in Central de Industrias S.A. de C.V. in the amount of $12,613,000.

6. Equity Investment by Lear Seating Corporation in Central de Industrias S.A. de C.V. in the amount of $15,589,000.

7. Equity Investment by Lear Seating Corporation in Lear Seating Sweden AB in the amount of $1,500,000.

8. Capital contribution by Lear Seating Corporation to Lear Seating Sweden AB in the amount of $3,800,000.

9. Equity investment by LS Acquisition Corporation No. 24 in Fair Haven Industries, Inc. in the amount of $750,000.

10. Equity Investment by LS Acquisition Corporation No. 24 in Fair Haven Industries, Inc. in the amount of $600,000.

11. Equity Investment by Lear Seating Corporation in General Seating of America, Inc. in the amount of $600,000.

12. Equity Investment by Lear Seating Canada Ltd. in General Seating of Canada, Ltd. in the amount of $1,800,000 (Canadian).

13. Capital contribution by Lear Seating Corporation in Lear Seating (U.K.) Ltd. in the amount of $3,890,000.

14. Equity investment in Pacific Trim Corporation Ltd. (Thailand) by Lear Seating Corporation in the amount of $223,000.

15. Capital contribution by Lear Seating Corporation to subsidiaries organized under the laws of Austria in the amount of $50,000.

16. Capital contribution by Lear Seating Corporation to Lear France E.U.R.L. in the amount of Fr 50,000.

17. Capital contribution and a loan by Lear Seating Corporation to Lear Seating Australia PTY Ltd. in the amounts of $444,000 and $200,000, respectively.

18. Capital contribution by Lear Seating Corporation to Lear Seating Sweden Ltd. of approximately $2,300,000.

19.   Capital contribution by Lear Seating Corporation to Equipos
      Automotrices Totales S.A. de C.V. to finance the acquisition of the North American Business of the Ford Motor Company.

                                                                   SCHEDULE 8.15



                      CONTRACTUAL OBLIGATION RESTRICTIONS

1. Indenture, dated July 15, 1992, among Lear Seating Corporation, as Issuer, Lear Holdings Corporation, as Guarantor and The Bank of New York, as Trustee, relating to the Borrower's 11-1/4% Senior
      Subordinated Notes.

2. Indenture, dated February 1, 1994, between Lear Seating Corporation, as Issuer and the First National Bank of Boston, as Trustee, relating to the Borrower's 8-1/4% Subordinated Notes.

3. Loan Agreement between NS Beteilgungs GmbH and Industriekreditbank AG-Deutsch Industriek.

4. Agreement relating to working capital credit facility provided by SE Banken to Lear Seating Sweden AB.

5.    Capital lease relating to property in Detroit, Michigan.

6.    Agreements and security instruments assumed by Lear Seating
      Corporation in connection with the Acquisition.

7. Loan Agreement between Lear Seating Corporation and the Province of Ontario, Canada relating to indebtedness of up to $2,000,000 (Canadian).

8. Loan Agreement, dated January 27, 1993, between Lear Seating Corporation and the Province of Ontario, Canada.

9. Term Loan Agreement between Lear Seating Italia and Istituto Bancario San Paolo di Torino S.p.A. entered into in connection with the Acquisition.

                                                                       EXHIBIT A


                                    FORM OF
                             REVOLVING CREDIT NOTE


$______________                                               New York, New York
                                                               November   , 1994


          FOR VALUE RECEIVED, the undersigned, LEAR SEATING CORPORATION, a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay to the order of _____________ (the "Bank") at the office of Chemical Bank located at 270 Park Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, on the Termination Date the principal amount of (a) ____________ DOLLARS ($_________), or, if less, (b) the aggregate unpaid principal amount of all Revolving
Credit Loans made by the Bank to the Borrower pursuant to subsection 2.1 of the Credit Agreement referred to below. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in subsection 4.1 of such Credit Agreement.

          The holder of this Revolving Credit Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type, maturity date, interest rate with respect thereto and amount of each Revolving Credit Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof, each continuation thereof, each conversion of all or a portion thereof to another Type and, in the case of Eurodollar Loans, the length of each Interest Period, with respect thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement shall not affect the obligations of the Borrower in respect of such Revolving Credit Loan.

          This Revolving Credit Note (a) is one of the Revolving Credit Notes referred to in the Second Amended and Restated Credit Agreement, dated as of November 29, 1994 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Bank, the other financial institutions from time to time parties thereto, Chemical Bank, as Agent, and Bankers Trust Company, The Bank of Nova Scotia, Citicorp USA, Inc. and Lehman Commercial Paper Inc., as Managing Agents, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Revolving Credit Note is guaranteed as provided in the Credit Agreement. Reference is hereby made to the Credit

Agreement for the nature and extent of the guarantees, the terms and conditions upon which such guarantees were granted and the rights of the holder of this Revolving Credit Note in respect thereof.

          Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Revolving Credit Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

          All parties now and hereafter liable with respect to this Revolving Credit Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

          Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          [This Revolving Credit Note is made in substitution and replacement for, but not in payment of, the promissory note, dated October 25, 1993, made by the Borrower to the Bank under the Amended and Restated Credit Agreement.]1/

          THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


                                          LEAR SEATING CORPORATION


                                          By____________________________
                                            Title:



1/ To be included only for the Revolving Credit Notes to Banks under the Amended and Restated Credit Agreement.

                                                                    Schedule A
                                                                    to Revolving
                                                                    Credit Note


                 LOANS, CONVERSIONS AND REPAYMENTS OF ABR LOANS




                                  Amount                                 Amount of ABR Loans
                               Converted to   Amount of Principal of       Converted to        Unpaid Principal       Notation Made
Date   Amount of ABR Loans      ABR Loans        ABR Loans Repaid         Eurodollar Loans     Balance of ABR Loans         By

                                                                    Schedule B
                                                                    to Revolving
                                                                    Credit Note


      LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS



                                                Interest Period     Amount of          Amount of
                                                 and Eurodollar    Principal of     Eurodollar Loans     Unpaid Principal
          Amount of        Amount Converted        Rate with      Eurodollar Loans    Converted to          Balance of      Notation
Date   Eurodollar Loans   to Eurodollar Loans   Respect Thereto      Repaid             ABR Loans       Eurodollar Loans    Made By

                                                                       EXHIBIT B


                                    FORM OF
                                SWING LINE NOTE


$40,000,000                                                   New York, New York
                                                               November   , 1994


          FOR VALUE RECEIVED, the undersigned, LEAR SEATING CORPORATION, a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay to the order of CHEMICAL BANK (the "Bank") at the office of Chemical Bank located at 270 Park Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, on the Termination Date the principal amount of (a) FORTY MILLION DOLLARS ($40,000,000), or, if less, (b) the aggregate unpaid principal amount of all Swing Line Loans made by the Bank to the Borrower pursuant to subsection 2.4 of the Credit Agreement referred to below. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in subsection 4.1 of such Credit Agreement.

          The holder of this Swing Line Note is authorized to endorse on the schedule annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each Swing Line Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement shall not affect the obligations of the Borrower in respect of such Swing Line Loan.

          This Swing Line Note (a) is the Swing Line Note referred to in the Second Amended and Restated Credit Agreement, dated as of November 29, 1994 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Bank, the other financial institutions from time to time parties thereto, Chemical Bank, as Agent, and Bankers Trust Company, The Bank of Nova Scotia, Citicorp USA, Inc. and Lehman Commercial Paper Inc., as Managing Agents, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Swing Line Note is guaranteed as provided in the Credit Agreement. Reference is hereby made to the Credit Agreement for the nature and extent of the guarantees, the terms and conditions upon which such guarantees were granted and the rights of the holder of this Swing Line Note in respect thereof.

          Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Swing Line Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

          All parties now and hereafter liable with respect to this Swing Line Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

          This Swing Line Note is made in substitution and replacement for, but not in payment of, the promissory note, dated October 25, 1993, made by the Borrower to the Bank under the Amended and Restated Credit Agreement.

          Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


                                           LEAR SEATING CORPORATION


                                           By_____________________________
                                             Title:

                                                   Schedule A to Swing Line Note



             LOANS, CONVERSIONS AND REPAYMENTS OF SWING LINE LOANS





                                       Amount of Principal of      Unpaid Principal Balance
  Date           Amount of Loans            Loans Repaid                     of Loans             Notation Made By

                                                                   EXHIBIT C

                                    FORM OF
                          SECOND AMENDED AND RESTATED
                              SUBSIDIARY GUARANTEE


   SECOND AMENDED AND RESTATED SUBSIDIARY GUARANTEE, dated as of November 29, 1994 (this "Guarantee"), made by each of the corporations that are signatories hereto other than Chemical Bank (the "Guarantors"), in favor of CHEMICAL BANK, as administrative agent (in such capacity, the "Agent") for the financial institutions (the "Banks") parties to the Credit Agreement referred to below.


                              W I T N E S S E T H:


   WHEREAS, Lear Seating Corporation (the "Borrower"), certain of the Banks and the Agent were parties to the Credit Agreement, dated as of September 29, 1988 (as amended, supplemented or otherwise modified from time to time, the "Original Credit Agreement");

   WHEREAS, pursuant to the Original Credit Agreement, LS Acquisition Corp. No. 14, Progress Pattern Corp. and Lear Plastics Corp. (f/k/a Lear Siegler Plastics Corp.) executed and delivered to the Agent the Subsidiaries Guarantee, dated as of September 29, 1988 (as amended, supplemented or otherwise modified from time to time, the "Original Subsidiaries Guarantee");

   WHEREAS, pursuant to the Original Credit Agreement, Lear Seating Holdings Corp. No. 50 executed and delivered to the Agent the Guarantor Agreement, dated as of April 23, 1990 (as amended, supplemented or otherwise modified from time to time, the "Original LS No. 50 Guarantee");

   WHEREAS, pursuant to the Original Credit Agreement, LS Acquisition Corporation No. 24 (f/k/a LS Acquisition Corp. No. 24) executed and delivered to the Agent the Guarantor Agreement, dated as of August 31, 1990 (as amended, supplemented or otherwise modified from time to time, the "Original LS No. 24 Guarantee");

   WHEREAS, pursuant to the Original Credit Agreement, Fair Haven Industries, Inc. executed and delivered to the Agent the Fair Haven Guarantee, dated as of September 13, 1990 (as amended, supplemented or otherwise modified from time to time, the "Original Fair Haven Guarantee");

   WHEREAS, pursuant to the Original Credit Agreement, Lear Seating Holding Corp. No. 50 and LS Acquisition Corp. No. 14 executed and delivered to the Agent the Affiliates Guarantee, dated as of September 17, 1991 (as amended, supplemented or otherwise modified from time to time, the "Affiliates Guarantee"; and together with the Original Subsidiaries Guarantee, the Original LS No. 50 Guarantee, the Original LS No. 24 Guarantee and the Original Fair Haven Guarantee, the "Original Guarantees");

   WHEREAS, the Borrower requested the Banks to amend and restate the Original Credit Agreement on the terms of the Amended and Restated Credit Agreement, dated as of October 25, 1993 (as amended, supplemented or otherwise modified from time to time, the "Amended and Restated Credit Agreement"), among the Borrower, the Banks, the Agent, and Bankers Trust Company, The Bank of Nova Scotia, Citicorp USA, Inc. and Lehman Commercial Paper Inc., as Managing Agents;

   WHEREAS, pursuant to the Amended and Restated Credit Agreement, LS Acquisition Corp. No. 14, Lear Seating Holding Corp. No. 50, Progress Pattern Corp., Lear Plastics Corp., LS Acquisition Corporation No. 24, and Fair Haven Industries, Inc. executed and delivered to the Agent the Amended and Restated Subsidiary and Affiliate Guarantee, dated as of October 25, 1993 (as amended, supplemented or otherwise modified from time to time, the "Amended and Restated Subsidiary and Affiliate Guarantee");

   WHEREAS, the Borrower has requested the Banks to amend and restate the Amended and Restated Credit Agreement on the terms of the Second Amended and Restated Credit Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Banks, the Agent, and Bankers Trust Company, The Bank of Nova Scotia, Citicorp USA, Inc. and Lehman Commercial Paper Inc., as Managing Agents;

   WHEREAS, pursuant to the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement), the Banks have agreed to make certain Loans (as defined in the Credit Agreement) to or for the benefit of the Borrower and, in the case of the Issuing Bank (as defined in the Credit Agreement), issue and, in the case of the Participating Banks (as defined in the Credit Agreement), participate in certain Letters of Credit (as defined in the Credit Agreement);

   WHEREAS, it is a condition precedent to the obligation of the Banks to make the Loans and to issue or participate in the Letters of Credit under the Credit Agreement that each Guarantor shall have executed and delivered this Guarantee to the Agent for the ratable benefit of the Banks; and

   WHEREAS, the Borrower and the Guarantors are engaged in related businesses and each Guarantor will derive substantial direct and indirect benefits from the making of the Loans and issuances of the Letters of Credit;

   NOW, THEREFORE, in consideration of the premises contained herein and to induce the Agent, the Managing Agents and the Banks to enter into the Credit Agreement and to induce the Banks to make the Loans and to issue and participate in the Letters of Credit under the Credit Agreement, each Guarantor hereby agrees with the Agent, for the ratable benefit of the Banks, that the Amended and Restated Subsidiary and Affiliate Guarantee shall be amended and restated in its entirety as follows:

   1. Defined Terms. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

   (b) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and Section and paragraph references are to this Guarantee unless otherwise specified.

   (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

   2. Guarantee (a) Subject to the provisions of paragraph 2(b), each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Agent, for the ratable benefit of the Banks and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

   (b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors.

   (c) Each Guarantor further agrees to pay any and all expenses (including, without limitation, all fees and disbursements of counsel) which may be paid or incurred by the Agent or any Bank in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, such Guarantor under this Guarantee. This Guarantee shall remain in full force and effect until the Obligations are paid in full and the Commitments are terminated, notwithstanding that from time to time prior thereto the Borrower may be free from any Obligations.

   (d) Each Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing this Guarantee or affecting the rights and remedies of the Agent or any Bank hereunder.

   (e) No payment or payments made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Agent or any Bank from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment or payments other than payments made by such Guarantor in respect of the Obligations or payments received or collected from such Guarantor in respect of the Obligations, remain liable for the Obligations up to the maximum liability of such Guarantor hereunder until the Obligations are paid in full and the Commitments are terminated.

   (f) Each Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Agent or any Bank on account of its liability hereunder, it will notify the Agent in writing that such payment is made under this Guarantee for such purpose.

   3. Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder who has not paid its proportionate share of such payment. Each Guarantor's right of contribution shall be subject to the terms and conditions of Section 5 hereof. The provisions of this Section shall in no respect limit the obligations and liabilities of any Guarantor to the Agent and the Banks, and each Guarantor shall remain liable to the Agent and the Banks for the full amount guaranteed by such Guarantor hereunder.

   4. Right of Set-off. Upon the occurrence of any Event of Default, each Guarantor hereby irrevocably authorizes each Bank at any time and from time to time without notice to such Guarantor or any other Guarantor, any such notice being expressly waived by each Guarantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Bank to or for the credit or the account of such Guarantor, or any part thereof in such amounts as such Bank may elect, against and on account of the obligations and liabilities of such Guarantor to such Bank hereunder and claims of every nature and description of such Bank against such Guarantor, in any currency, whether arising hereunder, under the Credit Agreement, any Note, any other Loan Documents or otherwise, as such Bank may elect, whether or not the Agent or any Bank has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Agent and each Bank shall notify such Guarantor promptly of any such set-off and the application made by the Agent or such Bank, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Agent and each Bank under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Agent or such Bank may have.

   5. No Subrogation. Notwithstanding any payment or payments made by any of the Guarantors hereunder or any set-off or application of funds of any of the Guarantors by any Bank, no Guarantor shall be entitled to be subrogated to any of the rights of the Agent or any Bank against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Agent or any Bank for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Agent and the Banks by the Borrower on account of the Obligations are paid in full and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Agent and the Banks, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Agent may determine.

   6.  Amendments, etc. with respect to the Obligations; Waiver of Rights.
Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Obligations made by the Agent or any Bank may be rescinded by such party and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Agent or any Bank, and the Credit Agreement, the Notes and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Agent, the Required Banks or all the Banks, as the case may be, may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Agent or any Bank for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Agent nor any Bank shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against any of the Guarantors, the Agent or any Bank may, but shall be under no obligation to, make a similar demand on the Borrower or any other Guarantor or guarantor, and any failure by the Agent or any Bank to make any such demand or to collect any payments from the Borrower or any such other Guarantor or guarantor or any release of the Borrower or such other Guarantor or guarantor shall not relieve any of the Guarantors in respect of which a demand or collection is not made or any of the Guarantors not so released of their several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Agent or any Bank against any of the Guarantors. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

   7. Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Agent or any Bank upon this Guarantee or acceptance of this Guarantee; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Agent and the Banks, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Obligations. Each Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, regularity or enforceability of the Credit Agreement, any Note or any other Loan Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Agent or any Bank, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower against the Agent or any Bank, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Obligations, or of such Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against any Guarantor, the Agent and any Bank may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrower or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Agent or any Bank to pursue such other rights or remedies or to collect any payments from the Borrower or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve such Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Agent and the Banks against such Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Agent and the Banks, and their respective successors, indorsees, transferees and assigns, until all the Obligations and the obligations of each Guarantor under this Guarantee shall have been satisfied by payment in full and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrower may be free from any Obligations.

   8. Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Agent or any Bank upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

   9. Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Agent without set-off or counterclaim in Dollars at the office of the Agent located at 270 Park Avenue, New York, New York 10017.

   10. Representations and Warranties. Each Guarantor hereby represents and warrants that:

   (a) it is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority and the legal right to own and operate its property, to lease the property it operates and to conduct the business in which it is currently engaged;

   (b) it has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guarantee and each other Loan Document to which it is a party, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Guarantee and each other Loan Document to which it is a party;

   (c) this Guarantee and each other Loan Document to which it is a party constitutes a legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, general equitable principles and an implied covenant of good faith and fair dealing;

   (d) the execution, delivery and performance of this Guarantee and each other Loan Document to which it is a party will not violate any provision of any Requirement of Law or Contractual Obligation of such Guarantor and will not result in or require the creation or imposition of any Lien on any of the properties or revenues of such Guarantor pursuant to any Requirement of Law or Contractual Obligation of the Guarantor; and

   (e) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of such Guarantor) is required in connection with the execution, delivery, performance, validity or enforceability of this Guarantee and each other Loan Document to which it is a party.

   Each Guarantor agrees that the foregoing representations and warranties shall be deemed to have been made by such Guarantor on the date of each borrowing or issuance of a Letter of Credit under the Credit Agreement and as of such date of borrowing or issuance, as the case may be, as though made hereunder on and as of such date. Each Guarantor hereby confirms that each of the Mortgages and each other Security Document to which such Guarantor is a party stands as collateral security for the payment and performance of such Guarantor's obligations and liabilities under this Guarantee.

   11. Authority of Agent. Each Guarantor acknowledges that the rights and responsibilities of the Agent under this Guarantee with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guarantee shall, as between the Agent and the Banks, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and such Guarantor, the Agent shall be conclusively presumed to be acting as agent for the Banks with full and valid authority so to act or refrain from acting, and no Guarantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

   12. Notices. All notices, requests and demands to or upon the Agent, any Bank or any Guarantor to be effective shall be in writing (or by telex or telecopy confirmed in writing) and shall be deemed to have been duly given or made (1) when delivered by hand or (2) if given by mail, five days after being deposited in the mails by certified mail, return receipt requested or (3) if by telex or telecopy, when sent and receipt has been confirmed, addressed as follows:

   (a) if to the Agent or any Bank, at its address or transmission number for notices provided in subsection 11.2 of the Credit Agreement; and

   (b) if to any Guarantor, at its address or transmission number for notices set forth under its signature below.

   The Agent, each Bank and each Guarantor may change its address and transmission numbers for notices by notice in the manner provided in this Section.

   13. Counterparts. This Guarantee may be executed by one or more of the parties to this Guarantee on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the counterparts of this Guarantee signed by all the parties hereto shall be lodged with the Agent.

   14. Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

   15. Integration. This Guarantee represents the agreement of each Guarantor with respect to the subject matter hereof and there are no promises or representations by the Agent or any Bank relative to the subject matter hereof not reflected herein.

   16. Amendments in Writing; No Waiver; Cumulative Remedies. (a) None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each Guarantor and the Agent in accordance with subsection 11.1 of the Credit Agreement, provided that any provision of this Guarantee may be waived by the Agent and the Banks in a letter or agreement executed by the Agent or by telecopy from the Agent.

   (b) Neither the Agent nor any Bank shall by any act (except by a written instrument pursuant to paragraph 16(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Bank, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any Bank of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or such Bank would otherwise have on any future occasion.

   (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

   17. Section Headings. The section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

   18. Successors and Assigns. This Guarantee shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Agent and the Banks and their successors and assigns.

   19. GOVERNING LAW. THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

   20. Submission to Jurisdiction; Waivers. Each Guarantor hereby irrevocably and unconditionally:

   (a) submits for itself and its property in any legal action or proceeding relating to this Guarantee or any other Loan Document to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

   (b) consents that any such action or proceeding may be brought in such courts and waives trial by jury and any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

   (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Guarantor at its address set forth under its signature below or at such other address of which the Agent shall have been notified pursuant to Section 12; and

   (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.


   IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered as of the day and year first above written.


                                               LS ACQUISITION CORP. NO. 14


                                               By:_________________________
                                                  Title:

                                        LEAR SEATING HOLDINGS CORP.
                                          NO. 50


                                        By:_________________________
                                           Title:


                                        PROGRESS PATTERN CORP.


                                        By:_________________________
                                           Title:


                                        LEAR PLASTICS CORP.


                                        By:_________________________
                                           Title:


                                        LS ACQUISITION CORPORATION
                                          NO. 24


                                        By:_________________________
                                           Title:


                                        FAIR HAVEN INDUSTRIES, INC.


                                        By:_________________________
                                           Title:


                                        Address for Notices:

                                        c/o Lear Seating Corporation
                                        21557 Telegraph Road
                                        Southfield, Michigan  48034
                                        Attention:  Donald J. Stebbins
                                        Telecopy:  (313) 746-1593


                                        CHEMICAL BANK, as Agent


                                        By:_________________________
                                           Title:

                                                                       EXHIBIT D
                                    FORM OF
                          SECOND AMENDED AND RESTATED
                           DOMESTIC PLEDGE AGREEMENT


                 SECOND AMENDED AND RESTATED DOMESTIC PLEDGE AGREEMENT, dated as of November 29, 1994, made by LEAR SEATING CORPORATION (f/k/a Lear Siegler Seating Corp., as successor by merger to LSS Acquisition Corporation and Lear Holdings Corporation), a Delaware corporation (the "Pledgor"), in favor of CHEMICAL BANK, as administrative agent (in such capacity, the "Agent") for the financial institutions (the "Banks") parties to the Credit Agreement referred to below.


                             W I T N E S S E T H :


                 WHEREAS, the Pledgor, certain of the Banks and the Agent were parties to the Credit Agreement, dated as of September 29, 1988 (as amended, supplemented or otherwise modified from time to time, the "Original Credit Agreement");

                 WHEREAS, pursuant to the Original Credit Agreement, the Pledgor executed and delivered to the Agent the Pledge Agreements, dated as of September 29, 1988 and September 13, 1990 (together, as amended, supplemented or otherwise modified from time to time, the "Original Domestic Pledge Agreements");

                 WHEREAS, the Pledgor requested the Banks to amend and restate the Original Credit Agreement on the terms of the Amended and Restated Credit Agreement, dated as of October 25, 1993 (as amended, supplemented or otherwise modified from time to time, the "Amended and Restated Credit Agreement"), among the Pledgor, the Banks, the Agent, and Bankers Trust Company, The Bank of Nova Scotia, Citicorp USA, Inc. and Lehman Commercial Paper Inc., as Managing Agents;

                 WHEREAS, pursuant to the Amended and Restated Credit Agreement, the Pledgor executed and delivered to the Agent the Amended and Restated Domestic Pledge Agreement, dated as of October 25, 1993 (as amended, supplemented or otherwise modified from time to time, the "Amended and Restated Domestic Pledge Agreement");

                 WHEREAS, the Pledgor has requested the Banks to amend and restate the Amended and Restated Credit Agreement on the terms of the Second Amended and Restated Credit Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Pledgor, the Banks, the Agent, and Bankers Trust Company, The Bank of Nova Scotia, Citicorp USA, Inc. and Lehman Commercial Paper Inc., as Managing Agents;

                 WHEREAS, pursuant to the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement), the Banks have agreed to make certain Loans (as defined in the Credit Agreement) to or for the benefit of the Pledgor and, in the case of the Issuing Bank (as defined in the Credit Agreement), issue and, in the case of the Participating Banks (as defined in the Credit Agreement), participate in certain Letters of Credit (as defined in the Credit Agreement) for the account of the Pledgor; and

                 WHEREAS, it is a condition precedent to the obligation of the Banks to make the Loans and to issue or participate in the Letters of Credit under the Credit Agreement that the Pledgor shall have executed and delivered this Second Amended and Restated Domestic Pledge Agreement to the Agent for the ratable benefit of the Banks;

                 NOW, THEREFORE, in consideration of the premises contained herein and to induce the Agent, the Managing Agents and the Banks to enter into the Credit Agreement and to induce the Banks to make the Loans and to issue and participate in the Letters of Credit under the Credit Agreement, the Pledgor hereby agrees with the Agent, for the ratable benefit of the Banks, that the Amended and Restated Domestic Pledge Agreement shall be amended and restated in its entirety as follows:

                  1. Defined Terms. (a) Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                 (b)  The following terms shall have the following meanings:

                 "Code" means the Uniform Commercial Code from time to time in effect in the State of New York.

                 "Collateral" means the Pledged Stock and all Proceeds.

                 "Issuers" means the collective reference to the companies identified on Schedule I as the issuers of the Pledged Stock; individually, each an "Issuer".

                 "Pledge Agreement" means this Second Amended and Restated Domestic Pledge Agreement, as amended, supplemented or otherwise modified from time to time.

                 "Pledged Stock" means the shares of capital stock listed on
         Schedule I, together with all stock certificates, options, warrants or rights of any nature whatsoever that may be issued or granted by any Issuer to the Pledgor in respect of the Pledged Stock while this Pledge Agreement is in effect.

                 "Proceeds" means all "proceeds" as such term is defined in
         Section 9-306(1) of the Code in effect in the State of New York on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock, collections thereon and distributions with respect thereto.

                 (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Pledge Agreement shall refer to this Pledge Agreement as a whole and not to any particular provision of this Pledge Agreement, and Section, paragraph and Schedule references are to this Pledge Agreement unless otherwise specified.

                 (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                 2. Pledge; Grant of Security Interest. The Pledgor hereby delivers to the Agent, for the ratable benefit of the Banks, all the Pledged Stock and hereby grants to Agent, for the ratable benefit of the Banks, a first security interest in the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

                 3. Stock Powers. Concurrently with the delivery to the Agent of each certificate representing one or more shares of Pledged Stock to the Agent, the Pledgor shall deliver an undated stock power covering such certificate, duly executed in blank by the Pledgor with, if the Agent so requests, signature guaranteed.

                 4. Representations and Warranties. The Pledgor represents and warrants that:

                 (a) the shares of Pledged Stock constitute all the issued and outstanding shares of all classes of the capital stock of each Issuer owned by the Pledgor, and the percentage of shares listed on Schedule I accurately sets forth the respective percentage which such shares pledged by the Pledgor constitute of all such issued and outstanding capital stock of the respective Issuers;

                 (b) all the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable;

                 (c) the Pledgor is the record and beneficial owner of, and has good and marketable title to, the Pledged Stock, free of any and all Liens or options in favor of, or claims of, any other Person, except the Lien created by this Pledge Agreement; and

                 (d) upon delivery to the Agent of the stock certificates evidencing the Pledged Stock, the Lien granted pursuant to this Pledge Agreement will constitute a valid, perfected first priority Lien on the Collateral, enforceable as such against any Persons purporting to purchase any Collateral from the Pledgor.

                 5. Covenants. The Pledgor covenants and agrees with the Agent and the Banks that, from and after the date of this Pledge Agreement until the Obligations have been paid in full and the Commitments have been terminated:

                 (a) If the Pledgor shall, as a result of its ownership of the Pledged Stock, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of the Pledged Stock, or otherwise in respect thereof, the Pledgor shall accept the same as the agent of the Agent and the Banks, hold the same in trust for the Agent and the Banks and deliver the same forthwith to the Agent in the exact form received, duly indorsed by the Pledgor to the Agent, if required, together with an undated stock power covering such certificate duly executed in blank by the Pledgor and with, if the Agent so requests, signature guaranteed, to be held by the Agent, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of any Issuer shall be paid over to the Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Stock or any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Stock shall be received by the Pledgor, the Pledgor shall, until such money or property is paid or delivered to the Agent, hold such money or property in trust for the Agent and the Banks, segregated from other funds of the Pledgor, as additional collateral security for the Obligations.

                 (b) Without the prior written consent of the Agent, the Pledgor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of such Issuer, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral or (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Lien provided for by this Pledge Agreement. The Pledgor will defend the right, title and interest of the Agent and the Banks in and to the Collateral against the claims and demands of all Persons whomsoever.

                 (c) At any time and from time to time, upon the written request of the Agent, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Agent, duly endorsed in a manner satisfactory to the Agent, to be held as Collateral pursuant to this Pledge Agreement.

                 (d) The Pledgor agrees to pay, and to save the Agent and the Banks harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Pledge Agreement.

                 6.  Cash Dividends; Voting Rights.  Unless an Event of
Default shall have occurred and be continuing and the Agent shall have given notice to the Pledgor of the Agent's intent to exercise its corresponding rights pursuant to Section 7 below, the Pledgor shall be permitted to receive all cash dividends paid in the normal course of business of each Issuer and consistent with past practice, to the extent permitted in the Credit Agreement, in respect of the Pledged Stock and to exercise all voting and corporate rights with respect to the Pledged Stock; provided, however, that no vote shall be cast or corporate right exercised or other action taken which would reasonably be expected to (a) impair the Collateral or (b) be inconsistent with or result in any violation of any provision of the Credit Agreement or any other Loan Document.

                 7. Rights of the Banks and the Agent. (a) If an Event of Default shall occur and be continuing (i) the Agent shall have the right to receive any and all cash dividends paid in respect of the Pledged Stock and make application thereof to the Obligations in such order as the Agent may determine and (ii) all shares of the Pledged Stock shall be registered in the name of the Agent or its nominee, and the Agent or its nominee may thereafter exercise (A) all voting, corporate and other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders of any Issuer or otherwise and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by the Pledgor or the Agent of any right, privilege or option pertaining to such shares of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it, but the Agent shall have no duty to the Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

                 (b) The rights of the Agent and the Banks hereunder shall not be conditioned or contingent upon the pursuit by the Agent or any Bank of any right or remedy against any Issuer or any other Person which may be or become liable in respect of all or any part of the Obligations or against any collateral security therefor, guarantee therefor or right of offset with respect thereto. Neither the Agent nor any Bank shall be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall the Agent be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

                 8. Remedies. If an Event of Default shall occur and be continuing, the Agent, on behalf of the Banks, may exercise, in addition to all other rights and remedies granted in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor, any Issuer or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give an option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange or broker's board or office of the Agent or any Bank or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Agent or any Bank shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby waived or released. The Agent shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Agent and the Banks hereunder, including, without limitation, attorneys' fees and disbursements of counsel to the Agent, to the payment in whole or in part of the Obligations, in such order as the Agent may elect, and only after such application and after the payment by the Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Agent account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Agent or any Bank arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten days before such sale or other disposition. The Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Agent or any Bank to collect such deficiency.

                 9. Registration Rights; Private Sales. (a) If the Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 8 hereof, and if in the reasonable opinion of the Agent it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), the Pledgor will cause the relevant Issuer(s) to (i) execute and deliver, and cause the directors and officers of the relevant Issuer(s) to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the

Agent, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Pledgor agrees to cause each Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of
Section 11(a) of the Securities Act.

                 (b) The Pledgor recognizes that the Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the applicable Issuer to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

                 (c) The Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section 9 valid and binding and in compliance with any and all other applicable Requirements of Law. The Pledgor further agrees that a breach of any of the covenants contained in this Section 9 will cause irreparable injury to the Agent and the Banks, that the Agent and the Banks have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 9 shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

                 10.  Irrevocable Authorization and Instruction to Issuers.
The Pledgor hereby authorizes and instructs each Issuer to comply with any instruction received by it from the Agent in writing that (a) states that an Event of Default has occurred and (b) is otherwise in accordance with the terms of this Pledge Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that each Issuer shall be fully protected in so complying.

                 11. Agent's Appointment as Attorney-in-Fact. (a) The Pledgor hereby irrevocably constitutes and appoints the Agent and any officer or agent of the Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Pledgor and in the name of the Pledgor or in the Agent's own name, from time to time (provided an Event of Default has occurred and is continuing) in the Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Pledge Agreement, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer.

                 (b) The Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in paragraph 11(a). All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

                 12. Limitation on Duties Regarding Collateral. The Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Agent deals with similar securities and property for its own account. Neither the Agent, any Bank nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any collateral upon the request of the Pledgor or otherwise.

                 13. Execution of Financing Statements. Pursuant to Section 9-402 of the Code, the Pledgor authorizes the Agent to file financing statements with respect to the Collateral without the signature of the Pledgor in such form and in such filing offices as the Agent reasonably determines appropriate to perfect the security interests of the Agent under this Pledge Agreement. A carbon, photographic or other reproduction of this Pledge Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

                 14. Authority of Agent. The Pledgor acknowledges that the rights and responsibilities of the Agent under this Pledge Agreement with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Pledge Agreement shall, as between the Agent and the Banks, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and the Pledgor, the Agent shall be conclusively presumed to be acting as agent for the Banks with full and valid authority so to act or refrain from acting, and neither the Pledgor nor any Issuer shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

                 15. Notices. All notices, requests and demands to or upon the Agent, any Bank or the Pledgor to be effective shall be in writing (or by telegraph or telecopy confirmed in writing) and shall be deemed to have been duly given or made (a) when delivered by hand or (b) if given by mail, five days after being deposited in the mails by certified mail, return receipt requested or (c) if by telegraph or telecopy, when sent and receipt has been confirmed, addressed at its address or transmission number for notices provided in subsection 11.2 of the Credit Agreement. The Agent, each Bank and the Pledgor may change its address and transmission numbers for notices by notice in the manner provided in this Section.

                 16. Severability. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                 17. Section Headings. The Section headings used in this Pledge Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                 18. Amendments in Writing; No Waiver; Pledge Cumulative Remedies. (a) None of the terms or provisions of this Pledge Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and the Agent in accordance with subsection
11.1 of the Credit Agreement, provided that any provision of this Pledge Agreement may be waived by the Agent and the Banks in a letter or agreement executed by the Agent or by telecopy from the Agent.

                 (b) Neither the Agent nor any Bank shall by any act (except by a written instrument pursuant to paragraph 18(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Bank, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any Bank of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or such Bank would otherwise have on any future occasion.

                 (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

                 19. Successors and Assigns. This Pledge Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of the Agent and the Banks and their successors and assigns.

                 20. GOVERNING LAW. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                 21. Counterparts. This Pledge Agreement may be executed by one or more of the parties to this Pledge Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the counterparts of this Pledge Agreement signed by all parties hereto shall be lodged with the Agent.


                 IN WITNESS WHEREOF, each of the undersigned has caused this Pledge Agreement to be duly executed and delivered as of the date first above written.

                                          LEAR SEATING CORPORATION


                                          By:________________________
                                             Title:


                                          CHEMICAL BANK, as Agent


                                          By:________________________
                                             Title:

                          ACKNOWLEDGEMENT AND CONSENT


                 Each of the undersigned Issuers referred to in the foregoing Pledge Agreement hereby acknowledges receipt of a copy thereof and agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. Each of the undersigned agrees to notify the Agent promptly in writing of the occurrence of any of the events described in paragraph 5(a) of the Pledge Agreement. The undersigned further agrees that the terms of paragraph 9(c) of the Pledge Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it under or pursuant to or arising out of Section 9 of the Pledge Agreement.


                                        PROGRESS PATTERN CORP.


                                        By:________________________________
                                           Title:

                                        LEAR PLASTICS CORP.


                                        By:________________________________
                                           Title:

                                        LS ACQUISITION CORPORATION NO. 24


                                        By:________________________________
                                           Title:

                                        LS ACQUISITION CORP. NO. 14


                                        By:________________________________
                                           Title:

                                        LEAR SEATING HOLDINGS CORP. NO. 50


                                        By:________________________________
                                           Title:

                                        LEAR SEATING SWEDEN AB


                                        By:________________________________
                                           Title:

                                                                 SCHEDULE I


                          DESCRIPTION OF PLEDGED STOCK


                                                            Stock
                                        Class of         Certificate            No. of            Pct. of
 Issuer                                  Stock                No.               Shares             Shares
 ------                                 --------           -----------         ----------         ---------
 Progress Pattern Corp.                  Common                  2                 100              100%
 Lear Plastics Corp.                     Common                  2                 100              100%


 LS Acquisition Corporation No.          Common                  1                 100              100%
 24


 LS Acquisition Corp. No. 14             Common                  3                 100              100%
 Lear Seating Holdings Corp.             Common                  3                 100              100%
 No. 50

 Lear Seating Sweden AB                  Common               10501-            19,500               65%
                                                              30000

                                                                       EXHIBIT E

                                    FORM OF
                          SECOND AMENDED AND RESTATED
                          FAIR HAVEN PLEDGE AGREEMENT


                 SECOND AMENDED AND RESTATED FAIR HAVEN PLEDGE AGREEMENT, dated as of November 29, 1994, made by LS ACQUISITION CORPORATION NO. 24, a Delaware corporation (the "Pledgor"), in favor of CHEMICAL BANK, as administrative agent (in such capacity, the "Agent") for the financial institutions (the "Banks") parties to the Credit Agreement referred to below.


                             W I T N E S S E T H :


                 WHEREAS, Lear Seating Corporation (f/k/a Lear Siegler Seating Corp., as successor by merger to LSS Acquisition Corporation) (the "Borrower"), certain of the Banks and the Agent were parties to the Credit Agreement, dated as of September 29, 1988 (as amended, supplemented or otherwise modified from time to time, the "Original Credit Agreement");

                 WHEREAS, pursuant to the Original Credit Agreement, the Pledgor executed and delivered to the Agent the Pledge Agreement, dated as of September 13, 1990 (as amended, supplemented or otherwise modified from time to time, the "Original Fair Haven Pledge Agreement");

                 WHEREAS, the Borrower requested the Banks to amend and restate the Original Credit Agreement on the terms of the Amended and Restated Credit Agreement, dated as of October 25, 1993 (as amended, supplemented or otherwise modified from time to time, the "Amended and Restated Credit Agreement"), among Borrower, the Banks, the Agent, and Bankers Trust Company, The Bank of Nova Scotia, Citicorp USA, Inc. and Lehman Commercial Paper Inc., as Managing Agents;

                 WHEREAS, pursuant to the Amended and Restated Credit Agreement, the Pledgor executed and delivered to the Agent the Pledge Agreement, dated as of October 25, 1993 (as amended, supplemented or otherwise modified from time to time, the "Amended and Restated Fair Haven Pledge Agreement");

                 WHEREAS, the Borrower has requested the Banks to amend and restate the Amended and Restated Credit Agreement on the terms of the Second Amended and Restated Credit Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Borrower, the Banks, the Agent, and Bankers Trust Company, The Bank of Nova Scotia, Citicorp USA, Inc. and Lehman Commercial Paper Inc., as Managing Agents;

                 WHEREAS, pursuant to the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement), the Banks have agreed to make certain Loans (as defined in the Credit Agreement) to or for the benefit of the Borrower and, in the case of the Issuing Bank (as defined in the Credit Agreement), issue and, in the case of the Participating Banks (as defined in the Credit Agreement), participate in certain Letters of Credit (as defined in the Credit Agreement) for the account of the Borrower; and

                 WHEREAS, it is a condition precedent to the obligation of the Banks to make the Loans and to issue or participate in the Letters of Credit under the Credit Agreement that the Pledgor shall have executed and delivered this Second Amended and Restated Holdings Pledge Agreement to the Agent for the ratable benefit of the Banks;

                 NOW, THEREFORE, in consideration of the premises contained herein and to induce the Agent, the Managing Agents and the Banks to enter into the Credit Agreement and to induce the Banks to make the Loans and to issue and participate in the Letters of Credit under the Credit Agreement, the Pledgor hereby agrees with the Agent, for the ratable benefit of the Banks, that the Amended and Restated Fair Haven Pledge Agreement shall be amended and restated in its entirety as follows:

                 1. Defined Terms. (a) Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                 (b)  The following terms shall have the following meanings:

                 "Code" means the Uniform Commercial Code from time to time in effect in the State of New York.

                 "Collateral" means the Pledged Stock and all Proceeds.

                 "Guarantee" means the Second Amended and Restated Subsidiary Guarantee, dated as of the date hereof, made by the Pledgor in favor of the Agent, as amended, supplemented or otherwise modified from time to time.

                 "Issuers" means the collective reference to the companies identified on Schedule I as the issuers of the Pledged Stock; individually, each an Issuer".

                 "Obligations" means all obligations and liabilities of the Pledgor under the Guarantee, subject to any limitations contained therein.

                 "Pledge Agreement" means this Second Amended and Restated Fair Haven Pledge Agreement, as amended, supplemented or otherwise modified from time to time.

                 "Pledged Stock" means the shares of capital stock listed on
         Schedule I, together with all stock certificates, options, warrants or rights of any nature whatsoever that may be issued or granted by any Issuer to the Pledgor in respect of the Pledged Stock while this Pledge Agreement is in effect.

                 "Proceeds" means all "proceeds" as such term is defined in
         Section 9-306(1) of the Code in effect in the State of New York on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock, collections thereon and distributions with respect thereto.

                 (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Pledge Agreement shall refer to this Pledge Agreement as a whole and not to any particular provision of this Pledge Agreement, and Section, paragraph and Schedule references are to this Pledge Agreement unless otherwise specified.

                 (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                 2. Pledge; Grant of Security Interest. The Pledgor hereby delivers to the Agent, for the ratable benefit of the Banks, all the Pledged Stock and hereby grants to Agent, for the ratable benefit of the Banks, a first security interest in the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

                 3. Stock Powers. Concurrently with the delivery to the Agent of each certificate representing one or more shares of Pledged Stock to the Agent, the Pledgor shall deliver an undated stock power covering such certificate, duly executed in blank by the Pledgor with, if the Agent so requests, signature guaranteed.

                 4. Representations and Warranties. The Pledgor represents and warrants that:

                 (a) the shares of Pledged Stock constitute all the issued and outstanding shares of all classes of the capital stock of each Issuer owned by the Pledgor, and the percentage of shares listed on Schedule I accurately sets forth the respective percentage which such shares pledged by the Pledgor constitute of all such issued and outstanding capital stock of the respective Issuers;

                 (b) all the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable;

                 (c) the Pledgor is the record and beneficial owner of, and has good and marketable title to, the Pledged Stock, free of any and all Liens or options in favor of, or claims of, any other Person, except the Lien created by this Pledge Agreement; and

                 (d) upon delivery to the Agent of the stock certificates evidencing the Pledged Stock, the Lien granted pursuant to this Pledge Agreement will constitute a valid, perfected first priority Lien on the Collateral, enforceable as such against any Persons purporting to purchase any Collateral from the Pledgor.

                 5. Covenants. The Pledgor covenants and agrees with the Agent and the Banks that, from and after the date of this Pledge Agreement until the Obligations have been paid in full and the Commitments have been terminated:

                 (a) If the Pledgor shall, as a result of its ownership of the Pledged Stock, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of the Pledged Stock, or otherwise in respect thereof, the Pledgor shall accept the same as the agent of the Agent and the Banks, hold the same in trust for the Agent and the Banks and deliver the same forthwith to the Agent in the exact form received, duly indorsed by the Pledgor to the Agent, if required, together with an undated stock power covering such certificate duly executed in blank by the Pledgor and with, if the Agent so requests, signature guaranteed, to be held by the Agent, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of any Issuer shall be paid over to the Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Stock or any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Stock shall be received by the Pledgor, the Pledgor shall, until such money or property is paid or delivered to the Agent, hold such money or property in trust for the Agent and the Banks, segregated from other funds of the Pledgor, as additional collateral security for the Obligations.

                 (b) Without the prior written consent of the Agent, the Pledgor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of such Issuer, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral or (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Lien provided for by this Pledge Agreement. The Pledgor will defend the right, title and interest of the Agent and the Banks in and to the Collateral against the claims and demands of all Persons whomsoever.

                 (c) At any time and from time to time, upon the written request of the Agent, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Agent, duly endorsed in a manner satisfactory to the Agent, to be held as Collateral pursuant to this Pledge Agreement.

                 (d) The Pledgor agrees to pay, and to save the Agent and the Banks harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Pledge Agreement.

                 6. Cash Dividends; Voting Rights. Unless an Event of Default shall have occurred and be continuing and the Agent shall have given notice to the Pledgor of the Agent's intent to exercise its corresponding rights pursuant to Section 7 below, the Pledgor shall be permitted to receive all cash dividends paid in the normal course of business of each Issuer and consistent with past practice, to the extent permitted in the Credit Agreement, in respect of the Pledged Stock and to exercise all voting and corporate rights with respect to the Pledged Stock; provided, however, that no vote shall be cast or corporate right exercised or other action taken which would reasonably be expected to (a) impair the Collateral or (b) be inconsistent with or result in any violation of any provision of the Credit Agreement or any other Loan Document.

                 7. Rights of the Banks and the Agent. (a) If an Event of Default shall occur and be continuing (i) the Agent shall have the right to receive any and all cash dividends paid in respect of the Pledged Stock and make application thereof to the Obligations in such order as the Agent may determine and (ii) all shares of the Pledged Stock shall be registered in the name of the Agent or its nominee, and the Agent or its nominee may thereafter exercise (A) all voting, corporate and other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders of any Issuer or otherwise and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by the Pledgor or the Agent of any right, privilege or option pertaining to such shares of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it, but the Agent shall have no duty to the Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

                 (b) The rights of the Agent and the Banks hereunder shall not be conditioned or contingent upon the pursuit by the Agent or any Bank of any right or remedy against any Issuer or any other Person which may be or become liable in respect of all or any part of the Obligations or against any collateral security therefor, guarantee therefor or right of offset with respect thereto. Neither the Agent nor any Bank shall be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall the Agent be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

                 8. Remedies. If an Event of Default shall occur and be continuing, the Agent, on behalf of the Banks, may exercise, in addition to all other rights and remedies granted in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor, any Issuer or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give an option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange or broker's board or office of the Agent or any Bank or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Agent or any Bank shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby waived or released. The Agent shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Agent and the Banks hereunder, including, without limitation, attorneys' fees and disbursements of counsel to the Agent, to the payment in whole or in part of the Obligations, in such order as the Agent may elect, and only after such application and after the payment by the Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Agent account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Agent or any Bank arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten days before such sale or other disposition. The Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Agent or any Bank to collect such deficiency.

                 9. Registration Rights; Private Sales. (a) If the Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 8 hereof, and if in the reasonable opinion of the Agent it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), the Pledgor will cause the relevant Issuer(s) to (i) execute and deliver, and cause the directors and officers of the relevant Issuer(s) to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Agent, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Pledgor agrees to cause each Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

                 (b) The Pledgor recognizes that the Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the applicable Issuer to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

                 (c) The Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section 9 valid and binding and in compliance with any and all other applicable Requirements of Law. The Pledgor further agrees that a breach of any of the covenants contained in this Section 9 will cause irreparable injury to the Agent and the Banks, that the Agent and the Banks have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 9 shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

                 10.  Irrevocable Authorization and Instruction to Issuers.
The Pledgor hereby authorizes and instructs each Issuer to comply with any instruction received by it from the Agent in writing that (a) states that an Event of Default has occurred and (b) is otherwise in accordance with the terms of this Pledge Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that each Issuer shall be fully protected in so complying.

                 11. Agent's Appointment as Attorney-in-Fact. (a) The Pledgor hereby irrevocably constitutes and appoints the Agent and any officer or agent of the Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Pledgor and in the name of the Pledgor or in the Agent's own name, from time to time (provided an Event of Default has occurred and is continuing) in the Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Pledge Agreement, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer.

                 (b) The Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in paragraph 11(a). All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

                 12. Limitation on Duties Regarding Collateral. The Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Agent deals with similar securities and property for its own account. Neither the Agent, any Bank nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any collateral upon the request of the Pledgor or otherwise.

                 13. Execution of Financing Statements. Pursuant to Section 9-402 of the Code, the Pledgor authorizes the Agent to file financing statements with respect to the Collateral without the signature of the Pledgor in such form and in such filing offices as the Agent reasonably determines appropriate to perfect the security interests of the Agent under this Pledge Agreement. A carbon, photographic or other reproduction of this Pledge

Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

                 14. Authority of Agent. The Pledgor acknowledges that the rights and responsibilities of the Agent under this Pledge Agreement with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Pledge Agreement shall, as between the Agent and the Banks, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and the Pledgor, the Agent shall be conclusively presumed to be acting as agent for the Banks with full and valid authority so to act or refrain from acting, and neither the Pledgor nor any Issuer shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

                 15. Notices. All notices, requests and demands to or upon the Agent, any Bank or the Pledgor to be effective shall be in writing (or by telegraph or telecopy confirmed in writing) and shall be deemed to have been duly given or made (a) when delivered by hand or (b) if given by mail, five days after being deposited in the mails by certified mail, return receipt requested or (c) if by telegraph or telecopy, when sent and receipt has been confirmed, addressed at its address or transmission number for notices provided in subsection 11.2 of the Credit Agreement. The Agent, each Bank and the Pledgor may change its address and transmission numbers for notices by notice in the manner provided in this Section.

                 16. Severability. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                 17. Section Headings. The Section headings used in this Pledge Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                 18. Amendments in Writing; No Waiver; Pledge Cumulative Remedies. (a) None of the terms or provisions of this Pledge Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and the Agent in accordance with subsection
11.1 of the Credit Agreement, provided that any provision of this Pledge Agreement may be waived by the Agent and the Banks in a letter or agreement executed by the Agent or by telecopy from the Agent.

                 (b) Neither the Agent nor any Bank shall by any act (except by a written instrument pursuant to paragraph 18(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Bank, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any Bank of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or such Bank would otherwise have on any future occasion.

                 (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

                 19. Successors and Assigns. This Pledge Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of the Agent and the Banks and their successors and assigns.

                 20. GOVERNING LAW. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                 21. Counterparts. This Pledge Agreement may be executed by one or more of the parties to this Pledge Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the counterparts of this Pledge Agreement signed by all the parties hereto shall be lodged with the Agent.


                 IN WITNESS WHEREOF, each of the undersigned has caused this Pledge Agreement to be duly executed and delivered as of the date first above written.

                                       LS ACQUISITION CORPORATION NO. 24


                                       By:______________________________
                                          Title:


                                       CHEMICAL BANK, as Agent


                                       By:______________________________
                                          Title:

                          ACKNOWLEDGEMENT AND CONSENT


                 Each of the undersigned Issuers referred to in the foregoing Pledge Agreement hereby acknowledges receipt of a copy thereof and agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. Each of the undersigned agrees to notify the Agent promptly in writing of the occurrence of any of the events described in paragraph 5(a) of the Pledge Agreement. The undersigned further agrees that the terms of paragraph 9(c) of the Pledge Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it under or pursuant to or arising out of Section 9 of the Pledge Agreement.


                                                 FAIR HAVEN INDUSTRIES, INC.


                                                 By:__________________________
                                                    Title:

                                                                      SCHEDULE I


                          DESCRIPTION OF PLEDGED STOCK


                                 Class of            Stock Certificate
          Issuer                  Stock                      No.            No. of Shares     Pct. of Shares
          ------                 --------            ----------------       -------------     --------------
        Fair Haven                Common                    21                 19,600              100%
     Industries, Inc.

                                                                       EXHIBIT F
                                    FORM OF
                          SECOND AMENDED AND RESTATED
                               SECURITY AGREEMENT


                 SECOND AMENDED AND RESTATED SECURITY AGREEMENT, dated as of November 29, 1994, made by each of the corporations that are signatories hereto other than Chemical Bank (the "Grantors"), in favor of CHEMICAL BANK, as administrative agent (in such capacity, the "Agent") for the financial institutions (the "Banks") parties to the Credit Agreement referred to below.


                             W I T N E S S E T H :


                 WHEREAS, Lear Holdings Corporation (f/k/a LSS Holdings Corporation) ("Holdings"), Lear Seating Corporation (f/k/a Lear Siegler Seating Corp., as successor by merger to LSS Acquisition Corporation) (the "Borrower"), certain of the Banks and the Agent were parties to the Credit Agreement, dated as of September 29, 1988 (as amended, supplemented or otherwise modified from time to time, the "Original Credit Agreement");

                 WHEREAS, pursuant to the Original Credit Agreement, certain of the Grantors executed and delivered to the Agent the Security Agreements, dated as of September 29, 1988 in the case of the Borrower, Lear Plastics Corporation, Progress Pattern Corp. and LS Acquisition Corp. No. 14, and dated as of September 13, 1990 in the case of Fair Haven Industries, Inc. (collectively, as amended, supplemented or otherwise modified from time to time, the "Original Security Agreements");

                 WHEREAS, the Borrower requested the Banks to amend and restate the Original Credit Agreement on the terms of the Amended and Restated Credit Agreement, dated October 25, 1993 (as amended, supplemented or otherwise modified from time to time, the "Amended and Restated Credit Agreement"), among the Borrower, the Banks, the Agent, and Bankers Trust Company, The Bank of Nova Scotia, Citicorp USA, Inc. and Lehman Commercial Paper Inc., as Managing Agents;

                 WHEREAS, pursuant to the Amended and Restated Credit Agreement the Grantors executed and delivered to the Agent the Amended and Restated Security Agreement, dated as of October 25, 1993, as amended, supplemented or otherwise modified from time to time, the "Amended and Restated Security Agreement");

                 WHEREAS, the Borrower has requested the Banks to amend and restate the Amended and Restated Credit Agreement on the terms of the Second Amended and Restated Credit Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Banks, the Agent, and Bankers Trust Company, The

Bank of Nova Scotia, Citicorp USA, Inc. and Lehman Commercial Paper Inc., as Managing Agents;

                 WHEREAS, pursuant to the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement), the Banks have agreed to make certain Loans (as defined in the Credit Agreement) to or for the benefit of the Borrower and, in the case of the Issuing Bank (as defined in the Credit Agreement), issue and, in the case of the Participating Banks (as defined in the Credit Agreement), participate in certain Letters of Credit (as defined in the Credit Agreement); and

                 WHEREAS, it is a condition precedent to the obligation of the Banks to make the Loans and to issue or participate in the Letters of Credit under the Credit Agreement that the Grantors shall have executed and delivered this Second Amended and Restated Security Agreement to the Agent for the ratable benefit of the Banks;

                 NOW, THEREFORE, in consideration of the premises contained herein and to induce the Agent, the Managing Agents and the Banks to enter into the Credit Agreement and to induce the Banks to make the Loans and to issue and participate in the Letters of Credit under the Credit Agreement, the Grantors hereby agree with the Agent, for the ratable benefit of the Banks, that the Amended and Restated Security Agreement shall be amended and restated in its entirety as follows:

                 1. Defined Terms. (a) Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement; the following terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined: Accounts, Chattel Paper, Documents, Farm Products, General Intangibles, Instruments, Inventory and Proceeds; and the following terms shall have the following meanings:

                 "Code" shall mean the Uniform Commercial Code as from time to time in effect in the State of New York.

                 "Collateral" shall have the meaning assigned to it in Section 2 of this Security Agreement.

                 "Contracts" shall mean each of the agreements listed on Schedules I-A through G, as the same may from time to time be amended, supplemented or otherwise modified, including, without limitation, (a) all rights for each Grantor to receive monies due and to become due to it thereunder or in connection therewith, (b) all rights of each Grantor to damages arising out of, or for, breach or default in respect thereof and (c) all rights of each Grantor to perform and to exercise all remedies thereunder.

                 "Equipment" shall mean all equipment, as such term is defined in Section 9-109(2) of the Code, now or hereafter acquired by each Grantor, and, in any event, shall mean and include, but shall not be limited to, all machinery, equipment, furnishings and fixtures now or hereafter used in connection with the businesses of each Grantor or located at the locations set forth on Schedules IV-A through G, and any and all additions, substitutions and replacements of any of the foregoing, together with all attachments, components, parts (including spare parts), equipment and accessories installed thereon or affixed thereto.

                 "Obligations" shall mean (a) with respect to the Borrower, the "Obligations" (as such term is defined in the Credit Agreement), and
         (b) with respect to LS Acquisition Corp. No. 14, Lear Seating Holdings Corp. No. 50, Progress Pattern Corp., Lear Plastics Corp., LS Acquisition Corp. No. 24 and Fair Haven Industries, Inc., all obligations and liabilities of such Grantors under the Subsidiary Guarantee, subject to any limitations contained therein.

                 "Security Agreement" shall mean this Second Amended and Restated Security Agreement, as amended, supplemented or otherwise modified from time to time.

                 "Subsidiary Guarantee" shall mean the Second Amended and Restated Subsidiary Guarantee, dated as of the date hereof, made by LS Acquisition Corp. No. 14, Lear Seating Holdings Corp. No. 50, Progress Pattern Corp., Lear Plastics Corporation, LS Acquisition Corp. No. 24 and Fair Haven Industries, Inc. in favor of the Agent, for the ratable benefit of the Banks, as the same may be amended, supplemented or otherwise modified from time to time.

                 (b) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Security Agreement shall refer to this Security Agreement as a whole and not to any particular provision of this Security Agreement, and Section, paragraph and Schedule references are to this Security Agreement unless otherwise specified.

                 (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                 2. Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations and in order to induce the Agent and the Banks to enter into the Credit Agreement, each Grantor hereby sells, assigns, conveys, mortgages, pledges, hypothecates and transfers to the Agent, and hereby grants to the Agent, for the ratable benefit of the Banks, a security interest in all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"):

                      (i)   all Accounts;

                      (ii)  all Chattel Papers;

                     (iii)  all Contracts;

                      (iv)  all Documents;

                       (v)  all Equipment;

                      (vi)  all General Intangibles;

                     (vii)  all Instruments;

                    (viii)  all Inventory; and

                      (ix) to the extent not otherwise included, all Proceeds, products, substitutions and replacements of any and all of the foregoing.

                 3.  Rights of Agent and Banks; Limitations on Agent's and
Banks' Obligations.  (a)   Anything herein to the contrary notwithstanding,
each Grantor shall remain liable under each of its respective Accounts and the Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account and in accordance with and pursuant to the terms and provisions of the Contracts. Neither the Agent nor any Bank shall have any obligation or liability under any Account (or any agreement giving rise thereto) or under the Contracts by reason of or arising out of this Security Agreement or the receipt by the Agent or any such Bank of any payment relating to such Account or the Contracts pursuant hereto, nor shall the Agent or any Bank be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Account (or any agreement giving rise thereto), or under or pursuant to the Contracts, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto) or under the Contracts, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                 (b) At the Agent's request, each Grantor shall deliver to the Agent all original and other documents evidencing, and relating to, the sale and delivery of Inventory or the performance of labor or service which created the Accounts, including, but not limited to, all Chattel Paper, original purchase orders, invoices, shipping documents and delivery receipts and duplicate copies of credit memoranda.

                 (c) The Agent may at any time after the occurrence and during the continuance of an Event of Default notify account debtors and parties to Accounts that the Accounts have been assigned to the Agent, for the ratable benefit of the Banks, and that payments shall be made directly to the Agent. Upon the request of the Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor will so notify such account debtors and such parties to the Accounts. Upon prior notice to the Grantors, the Agent may in its own name or in the name of others communicate with account debtors and parties to Accounts in order to verify with them to the Agent's satisfaction the existence, amount and terms of any Accounts.

                 (d) Upon prior notice to the Grantors, the Agent shall have the right to make test verifications of the Collateral in any matter and through any medium that it considers advisable, and the Grantor agrees to furnish all such assistance and information as the Agent may require in connection therewith. Each Grantor at its expense will furnish, or will cause independent public accountants satisfactory to the Agent to furnish, to the Agent at any time and from time to time promptly upon the Agent's request, the following reports: (i) reconciliation of all Collateral, (ii) an aging of all Collateral, (iii) trial balances, (iv) a test verification of such Collateral and (v) a physical inventory of the Collateral by certified accountants reasonably satisfactory to the Agent.

                 4. Representations and Warranties. Each Grantor hereby represents and warrants that:

                 (a) Title; No Other Liens. Except for the Lien granted to the Agent for the ratable benefit of the Banks pursuant to this Security Agreement, such Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others other than Liens permitted under subsection 8.3 of the Credit Agreement. No security agreement, financing statement or other public notice with respect to all or any part of such Collateral is on file or of record in any public office, except (i) such as may have been filed in favor of the Agent, for the ratable benefit of the Banks, pursuant to this Security Agreement, (ii) financing statements filed with respect to equipment leases or (iii) as may otherwise be permitted pursuant to the Credit Agreement.

                 (b) Perfected First Priority Liens. Appropriate financing statements having been filed in the jurisdictions listed on Schedules II-A through G and all other appropriate action having been duly taken, the Liens granted pursuant to this Security Agreement constitute perfected Liens on the Collateral in favor of the Agent, for the ratable benefit of the Banks, which are prior to all other Liens on such Collateral created by such Grantor other than Liens permitted under subsection 8.3 of the Credit Agreement and which are enforceable as such against all creditors of and purchasers from such Grantor and against any owner or purchaser of the real property where any of the Equipment or Inventory is located and any present or future creditor obtaining a Lien on such real property.

                 (c) Accounts. The amount represented by such Grantor to the Banks from time to time as owing by each account debtor or by all account debtors in respect of the Accounts will at such time be the correct amount actually owing by such account debtor or debtors thereunder. No amount in excess of $10,000 payable to such Grantor under or in connection with any of the Accounts is evidenced by any Instrument or Chattel Paper which has not been delivered to the Agent. The place where such Grantor keeps its records concerning the Accounts is set forth on Schedule III-A through G.

                 (d) Consents. Except as previously disclosed to the Banks in writing: (i) no consent of any party (other than such Grantor) to each Contract is required, or purports to be required, in connection with the execution, delivery and performance of this Security Agreement by such Grantor; (ii) each Contract is in full force and effect and constitutes a valid and legally enforceable obligation of the parties thereto, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally;
         (iii) no consent or authorization of, filing with or other act by or in respect of any Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of any Contract by any party thereto other than those which have been duly obtained, made or performed, are in full force and effect and do not subject the scope of any Contract to any material adverse limitation, either specific or general in nature; (iv) neither such Grantor nor (to the best of such Grantor's knowledge) any other party to any Contract is in default or is likely to become in default in the performance or observance of any of the terms thereof; (v) such Grantor has fully performed all its obligations under each Contract;
         (vi) the right, title and interest of such Grantor in, to and under each Contract is not subject to any defense, offset, counterclaim or claim which could materially adversely affect the value of such Contract as Collateral, nor have any of the foregoing been asserted or alleged against such Grantor as to each Contract; (vii) such Grantor has delivered to the Agent a complete and correct copy of each Contract, including all amendments, supplements and other modifications thereto; and (viii) no amount payable to such Grantor under or in connection with any Contract is evidenced by any Instrument or Chattel Paper which has not been delivered to the Agent.

                 (e) Inventory and Equipment. The Inventory and the Equipment are kept only at the locations listed on Schedules IV-A through G.

                 (f) Chief Executive Office. Such Grantor's chief executive office and chief place of business is located at the address listed on Schedules V-A through G.

                 (g) Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

                 5. Covenants. Each Grantor covenants and agrees with the Agent and the Banks that, from and after the date of this Security Agreement until the Obligations have been paid in full:

                 (a) Further Documentation; Pledge of Instruments and Chattel Paper. At any time and from time to time, upon the reasonable request of any Bank, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver such further instruments and documents and take such further action as such Bank may reasonably request for the purpose of obtaining or preserving the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Liens created hereby. Such Grantor also hereby authorizes the Agent to file any such financing or continuation statement without the signature of such Grantor to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Security Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

                 (b) Pledge of Instruments and Chattel Paper. If any amount in excess of $10,000 payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Instrument or Chattel Paper shall be immediately delivered to the Agent, duly endorsed by such Grantor in a manner satisfactory to the Agent, to be held as Collateral pursuant to this Security Agreement.

                 (c) Indemnification. Such Grantor agrees to pay, and to save the Agent and the Banks harmless from, any and all liabilities, costs and expenses (including, without limitation, legal fees and expenses) (i) with respect to, or resulting from, any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (ii) with respect to, or resulting from, any delay in complying with any Requirement of Law applicable to any of the Collateral or (iii) in connection with any of the transactions contemplated by this Security Agreement. In any suit, proceeding or action brought by the Agent or any Bank under any of the Accounts for any sum owing thereunder, or to enforce any provisions of any such Account, such Grantor will save, indemnify and keep the Agent and such Bank harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by such Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from such Grantor.

                 (d) Maintenance of Records. Such Grantor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Accounts. Such Grantor will mark its books and records pertaining to the Collateral to evidence this Security Agreement and the security interests granted hereby. For the Agent's and the Banks' further security, the Agent, for the ratable benefit of the Banks, shall have a security interest in all of such Grantor's books and records pertaining to the Collateral, and, subject to subsection 11.10 of the Credit Agreement, such Grantor shall turn over any such books and records to the Agent or to its representatives during normal business hours at the request of the Agent.

                 (e) Right of Inspection. The Agent and the Banks shall at all times have full and free access during normal business hours to all the books, correspondence and records of such Grantor, and the Agent and the Banks and their respective representatives may examine the same, take extracts therefrom and make photocopies thereof, and such Grantor agrees to render to the Agent and the Banks, at such Grantor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Agent and the Banks and their respective representatives shall, upon reasonable notice and at any reasonable time, also have the right to enter into and upon any premises where any of the Inventory or Equipment is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.

                 (f) Compliance with Laws, etc. Such Grantor will comply in all material respects with all Requirements of Law applicable to the Collateral or any part thereof or to the operation of such Grantor's business; provided that such Grantor may contest any Requirement of Law in any reasonable manner which shall not, in the sole opinion of the Agent, adversely affect the Agent's or the Banks' rights or the priority of their Liens on the Collateral.

                 (g) Compliance with Terms of Contracts, etc. Such Grantor will perform and comply in all material respects with all its obligations under the Contracts and all its other Contractual Obligations relating to the Collateral.

                 (h) Payment of Obligations. Such Grantor will pay promptly when due all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to such Collateral, except that no such charge need be paid if
         (i) the validity thereof is being contested in good faith by appropriate proceedings, and such charge is adequately reserved against on such Grantor's books in accordance with GAAP, (ii) such proceedings do not involve any danger of the sale, forfeiture or loss of any of such Collateral or any interest therein.

                 (i) Limitations on Liens on Collateral. Such Grantor will not create, incur or permit to exist, will defend the Collateral against, and will take such other action as is necessary to remove, any Lien or claim on or to such Collateral, other than the Liens created hereby or Liens permitted under subsection 8.3 of the Credit Agreement, and will defend the right, title and interest of the Agent and the Banks in and to any of such Collateral against the claims and demands of all Persons whomsoever.

                 (j) Limitations on Dispositions of Collateral. Such Grantor will not sell, transfer, lease or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so except for dispositions of assets permitted by subsection 8.6 of the Credit Agreement.

                 (k) Limitations on Modifications, Waivers, Extensions of the Contracts and Agreements Giving Rise to Accounts. Such Grantor will not (i) amend, modify, terminate or waive any provision of any Contract or any agreement giving rise to any of the Accounts in any manner which could reasonably be expected to materially adversely affect the value of any such Contract or Account as Collateral, (ii) fail to exercise promptly and diligently each and every material right which it may have under each agreement giving rise to the Accounts (other than any right of termination) or (iii) fail to deliver to the Agent a copy of each material demand, notice or document received by it relating in any way to any Contract or any agreement giving rise to an Account.

                 (l) Limitations on Discounts, Compromises, Extensions of Accounts. Other than in the ordinary course of business as generally conducted by the Grantor over a period of time, such Grantor will not grant any extension of the time of payment of any of the Accounts, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partially, any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon.

                 (m) Maintenance of Equipment. Such Grantor will maintain each material item of the Equipment useful and necessary in its business in good operating condition, ordinary wear and tear and immaterial impairments of value and damage by the elements excepted, and will provide all maintenance, service and repairs necessary for such purpose.

                 (n) Maintenance of Insurance. Such Grantor will maintain, with financially sound and reputable companies, insurance policies (i) insuring the Inventory and Equipment against loss by fire, explosion, theft and such other casualties as may be reasonably satisfactory to the Agent and (ii) insuring such Grantor, the Agent and the Banks against liability for personal injury and property damage relating to the Inventory and Equipment, such policies to be in the form and amounts and having such coverage as may be reasonably satisfactory to the Banks with losses payable to such Grantor and the Agent as their respective interests may appear. All such insurance shall (i) contain a breach of warranty clause in favor of the Agent, (ii) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Agent and the Banks of written notice thereof, (iii) name the Agent and the Banks as insured parties and (iv) be reasonably satisfactory in all other respects to the Agent. Such Grantor shall deliver to the Agent and the Banks a report of a reputable insurance broker with respect to such insurance as the Agent may from time to time reasonably request.

                 (o) Further Identification of Collateral. Upon the reasonable request of the Agent, such Grantor will furnish to the Agent and the Banks from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral, all in reasonable detail.

                 (p) Notices. Such Grantor will advise the Agent and the Banks promptly, in reasonable detail, at their respective addresses set forth in the Credit Agreement, (i) of any Lien (other than Liens created hereby or permitted under the Credit Agreement) on, or claim asserted against, any of the Collateral and (ii) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the Liens created hereunder.

                 (q)  Changes in Locations, Name, etc.  Such Grantor will not
         (i) change the location of its chief executive office/chief place of business from that specified in paragraph 4(f) or remove its books and records from the location specified in paragraph 4(c), (ii) permit any of the Inventory or Equipment to be kept at a location other than those listed on Schedules IV-A through G or (iii) change its name, identity or corporate structure to such an extent that any financing statement filed by the Agent in connection with this Security Agreement could become seriously misleading.

                 6. Agent's Appointment as Attorney-in-Fact. (a) Powers. Each Grantor hereby irrevocably constitutes and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, from time to time in the Agent's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do the following:

                      (i) upon the occurrence and during the continuance of any Event of Default, in the name of such Grantor or its own name, or otherwise, to take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Accounts, Instruments, General Intangibles or any Contract or with respect to any other of the Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Agent for the purpose of collecting any and all such moneys due under any such Account, Instrument or General Intangible or Contract or with respect to any other such Collateral whenever payable;

                      (ii) to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

                    (iii) upon the occurrence and during the continuance of any Event of Default, (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Agent or as the Agent shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any of the Collateral; (C) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any such Collateral; (E) to defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the Agent may deem appropriate; and (G) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at the Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve or realize upon the Collateral and the Agent's and the Banks' Liens thereon and to effect the intent of this Security Agreement, all as fully and effectively as the Grantor might do.

Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

                 (b) Other Powers. Each Grantor also authorizes the Agent and the Banks, at any time and from time to time, to execute, in connection with the sale provided for in Section 9 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

                 (c) No Duty on Agent or Banks' Part. The powers conferred on the Agent and the Banks hereunder are solely to protect the Agent's and the Banks' interests in the Collateral and shall not impose any duty upon the Agent or any Bank to exercise any such powers. The Agent and the Banks shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

                 7. Performance by Agent of Grantor's Obligations. If any Grantor fails to perform or comply with any of its agreements contained herein and the Agent, as provided for by the terms of this Security Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of the Agent incurred in connection with such performance or compliance, together with interest thereon at a rate per annum 2% above the ABR, shall be payable by such Grantor to the Agent on demand and shall constitute Obligations secured hereby.

                 8. Proceeds. If an Event of Default shall occur and be continuing:

                 (a) all Proceeds received by any Grantor consisting of cash, checks and other near-cash items shall be held by such Grantor in trust for the Agent and the Banks, segregated from other funds of the Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Agent, if required) and

                 (b) any and all such Proceeds received by the Agent (whether from any Grantor or otherwise) may, in the sole discretion of the Agent, be held by the Agent for the ratable benefit of the Banks as collateral security for, and/or then or at any time thereafter may be applied by the Agent against, the Obligations (whether matured or unmatured), such application to be in such order as the Agent shall elect. Any balance of such Proceeds remaining after the Obligations shall have been paid in full and the Commitments shall have been terminated shall be paid over to the Grantors or to whomsoever may be lawfully entitled to receive the same.

                 9. Remedies. If an Event of Default shall occur and be continuing, the Agent, on behalf of the Banks, may exercise, in addition to all other rights and remedies granted to them in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations or any Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Grantors or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon any Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give an option or options to purchase, or otherwise dispose of and deliver any Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange or broker's board or office of the Agent or any Bank or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Agent and each Bank shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of any Collateral so sold, free of any right or equity of redemption in the Grantors, which right or equity is hereby waived or released. Each Grantor further agrees, at the Agent's request, to assemble the Collateral and make it available to the Agent at places which the Agent shall reasonably select, whether at the Grantor's premises or elsewhere. The Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of such Collateral or in any way relating to such Collateral or the rights of the Agent and the Banks hereunder, including, without limitation, attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Agent may elect, and only after such application and after the payment by the Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Agent account for the surplus, if any, to the Grantors. To the extent permitted by applicable law, the Grantor waives all claims, damages and demands it may acquire against the Agent or any Bank arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten days before such sale or other disposition. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Agent or any Bank to collect such deficiency.

                 10. Limitation on Duties Regarding Preservation of Collateral. The Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Agent deals with similar property for its own account. Neither the Agent, any Bank, nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or otherwise.

                 11. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

                 12. Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                 13. Section Headings. The Section headings used in this Security Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                 14. No Waiver; Cumulative Remedies. Neither the Agent nor any Bank shall by any act (except by a written instrument pursuant to Section 15 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Bank, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any Bank of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or such Bank would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

                 15. Waivers and Amendments; Successors and Assigns; Governing Law. None of the terms or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each Grantor and the Required Banks; provided that any provision of this Security Agreement may be waived by the Agent in a written letter or agreement executed by the Agent or by telecopy from the Agent. This Security Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Agent and the Banks and their respective successors and assigns. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND

INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                 16. Notices. All notices, requests and demands to or upon the Agent, any Bank or any Grantor to be effective shall be in writing (or by telegraph or telecopy confirmed in writing) and shall be deemed to have been duly given or made (a) when delivered by hand or (b) if given by mail, when deposited in the mails by certified mail, return receipt requested or (c) if by telegraph or telecopy, when sent and receipt has been confirmed, addressed at its address or transmission number for notices provided in subsection 11.2 of the Credit Agreement or Section 12 of the Subsidiary and Affiliate Guarantee. The Agent, each Bank and the Grantor may change its address and transmission numbers for notices by notice in the manner provided in this Section.

                 17. Authority of Agent. Each Grantor acknowledges that the rights and responsibilities of the Agent under this Security Agreement with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Security Agreement shall, as between the Agent and the Banks, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and each Grantor, the Agent shall be conclusively presumed to be acting as agent for the Banks with full and valid authority so to act or refrain from acting, and each Grantor shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

                 18. Release of Liens. In the event that any Grantor conveys, sells, leases, assigns, transfers or otherwise disposes of any portion of the Collateral in accordance with subsection 8.6 of the Credit Agreement or grants a Lien with respect to any of the Collateral which Lien is permitted pursuant to subsection 8.3(m) of the Credit Agreement, and so long as no Default or Event of Default shall have occurred and be continuing, the Agent shall promptly take such action as may be reasonably requested by such Grantor to release, to the extent necessary, any Liens created by this Security Agreement in respect of such Collateral.

                 19. Counterparts. This Security Agreement may be executed by one or more of the parties to this Security Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the counterparts of this Security Agreement signed by all the parties hereto shall be lodged with the Agent.


                 IN WITNESS WHEREOF, each of the undersigned has caused this Security Agreement to be duly executed and delivered as of the date first above written.

                                        LEAR SEATING CORPORATION


                                        By:______________________________
                                                 Title:


                                        LS ACQUISITION CORP. NO. 14


                                        By:______________________________
                                                  Title:


                                        LEAR SEATING HOLDINGS CORP. NO.  50


                                        By:______________________________
                                                  Title:


                                        PROGRESS PATTERN CORP.


                                        By:______________________________
                                                  Title:


                                        LEAR PLASTICS CORP.


                                        By:______________________________
                                                  Title:

                                        LS ACQUISITION CORPORATION NO. 24


                                        By:______________________________
                                                  Title:


                                        FAIR HAVEN INDUSTRIES, INC.


                                        By:______________________________
                                                  Title:


                                        CHEMICAL BANK, as Agent


                                        By:______________________________
                                                  Title:

                                                                    SCHEDULE I-A


                            LEAR SEATING CORPORATION
                                   Contracts

None.

                                                                    SCHEDULE I-B


                          LS ACQUISITION CORP. NO. 14
                                   Contracts

None.

                                                                    SCHEDULE I-C


                       LEAR SEATING HOLDINGS CORP. NO. 50
                                   Contracts

None.

                                                                    SCHEDULE I-D


                             PROGRESS PATTERN CORP.
                                   Contracts

None.

                                                                    SCHEDULE I-E


                              LEAR PLASTICS CORP.
                                   Contracts

None.

                                                                    SCHEDULE I-F


                       LS ACQUISITION CORPORATION. NO. 24
                                   Contracts

None.

                                                                    SCHEDULE I-G


                          FAIR HAVEN INDUSTRIES, INC.
                                   Contracts

None.

                                                                   SCHEDULE II-A


                            LEAR SEATING CORPORATION
                           Financing Statements Filed

                          State                                                      Location
                          -----                                                      --------
                 1.       Kentucky                                           1.      Secretary of State

                 2.       Kentucky                                           2.      Jefferson County

                 3.       Michigan                                           3.      Secretary of State

                 4.       Michigan                                           4.      St. Joseph County

                 5.       Michigan                                           5.      Genesse County

                 6.       Michigan                                           6.      Oakland County

                 7.       Michigan                                           7.      Wayne County

                 8.       Tennessee                                          8.      Secretary of State

                 9.       Tennessee                                          9.      Hamblen County

                 10.      Ohio                                               10.     Secretary of State

                 11.      Ohio                                               11.     Lorain County

                 12.      Texas                                              12.     Secretary of State

                 13.      Texas                                              13.     El Paso County

                 14.      Wisconsin                                          14.     Secretary of State

                 15.      Wisconsin                                          15.     Rock County

                 16.      Indiana                                            16.     Secretary of State

                 17.      Indiana                                            17.     Lake County

                 18.      South Carolina                                     18.     Secretary of State

                 19.      South Carolina                                     19.     Spartanburg County

                 20.      Georgia                                            20.     Clayton County

                 21.      Missouri                                           21.     Secretary of State

                 22.      Missouri                                           22.     St. Louis County

                                                                   SCHEDULE II-B


                          LS ACQUISITION CORP. NO. 14
                           Financing Statements Filed

                          State                                                      Location
                          -----                                                      --------
                 1.       Michigan                                           1.      Secretary of State

                 2.       Michigan                                           2.      Oakland County

                                                                   SCHEDULE II-C


                       LEAR SEATING HOLDINGS CORP. NO. 50
                           Financing Statements Filed

                          State                                                      Location
                          -----                                                      --------
                 1.       Michigan                                           1.      Secretary of State

                 2.       Michigan                                           2.      Oakland County

                                                                   SCHEDULE II-D


                             PROGRESS PATTERN CORP.
                           Financing Statements Filed

                          State                                                      Location
                          -----                                                      --------
                 1.       Michigan                                           1.      Secretary of State

                 2.       Michigan                                           2.      Oakland County

                                                                   SCHEDULE II-E


                              LEAR PLASTICS CORP.
                           Financing Statements Filed

                          State                                                      Location
                          -----                                                      --------
                 1.       Michigan                                           1.      Secretary of State

                 2.       Michigan                                           2.      St. Joseph County

                                                                   SCHEDULE II-F


                       LS ACQUISITION CORPORATION. NO. 24
                           Financing Statements Filed

                          State                                                      Location
                          -----                                                      --------
                 1.       Michigan                                           1.      Secretary of State

                 2.       Michigan                                           2.      Oakland County

                                                                   SCHEDULE II-G


                          FAIR HAVEN INDUSTRIES, INC.
                           Financing Statements Filed

                          State                                                      Location
                          -----                                                      --------
                 1.       Michigan                                           1.      Secretary of State

                 2.       Michigan                                           2.      St. Clair County

                                                                  SCHEDULE III-A


                            LEAR SEATING CORPORATION
                    Location of Records Concerning Accounts

1.       21557 Telegraph Road
         Southfield, Michigan  48034

2.       4600 Nancy Avenue
         Detroit, Michigan  48212

3.       36300 Eureka Road
         Romulus, Michigan  48174

4.       36310 Eureka Road
         Romulus, Michigan  48174

5.       340 Fenway Drive
         Fenton, Michigan   48430

6.       236 West Clark Street
         Mendon, Michigan   49072

7.       325 Industrial Avenue
         Morristown, Tennessee  37814

8.       5521 Jeffery Lane
         Morristown, Tennessee  37814

9.       7425 Industrial Parkway
         Building One
         Lorain, Ohio 44053

10.      12600 Westport Road
         Building One
         Louisville, Kentucky 40245

11.      3708 Enterprise Drive
         Janesville, Wisconsin 53545

12.      2060 Boorheit Avenue
         Grand Rapids, Michigan 49504

13.      45 Corporate Woods Drive
         Bridgeton, Missouri  63044

14.      1401 165th Street
         Hammond, Indiana  46320

15.      200 Russell Street
         Hammond, Indiana  46320
         (temporary location)

16.      4100 Henry Ford II Avenue, S.W.
         Atlanta, Georgia  30321
         (temporary location)

17.      4361 International Boulevard
         Hapeville, Georgia  30354

18.      1825 East Main Street
         Duncan, South Carolina  29334

                                                                  SCHEDULE III-B


                          LS ACQUISITION CORP. NO. 14
                    Location of Records Concerning Accounts

21557 Telegraph Road
Southfield, Michigan  48034

                                                                  SCHEDULE III-C


                       LEAR SEATING HOLDINGS CORP. NO. 50
                    Location of Records Concerning Accounts

21557 Telegraph Road
Southfield, Michigan  48034

                                                                  SCHEDULE III-D


                             PROGRESS PATTERN CORP.
                    Location of Records Concerning Accounts

21555 Telegraph Road
Southfield, Michigan  48034

                                                                  SCHEDULE III-E


                              LEAR PLASTICS CORP.
                    Location of Records Concerning Accounts

236 West Clark Street
Mendon, Michigan  49072

                                                                  SCHEDULE III-F


                       LS ACQUISITION CORPORATION. NO. 24
                    Location of Records Concerning Accounts

21557 Telegraph Road
Southfield, Michigan  48034

                                                                  SCHEDULE III-G


                          FAIR HAVEN INDUSTRIES, INC.
                    Location of Records Concerning Accounts

7455 Mayer Road
Fair Haven, Michigan  48023

                                                                   SCHEDULE IV-A


                            LEAR SEATING CORPORATION
                      Location of Inventory and Equipment


1.       21557 Telegraph Road
         Southfield, Michigan  48034

2.       4600 Nancy Avenue
         Detroit, Michigan  48212

3.       36300 Eureka Road
         Romulus, Michigan  48174

4.       36310 Eureka Road
         Romulus, Michigan  48174

5.       340 Fenway Drive
         Fenton, Michigan   48430

6.       236 West Clark Street
         Mendon, Michigan   49072

7.       325 Industrial Avenue
         Morristown, Tennessee 37814

8.       5521 Jeffery Lane
         Morristown, Tennessee 37814

9.       7470 Industrial Parkway
         Lorain, Ohio 44053

10.      12600 Westport Road
         Building One
         Louisville, Kentucky  40245

11.      3708 Enterprise Drive
         Janesville, Wisconsin  53545

12.      2060 Boorheit Avenue
         Grand Rapids, Michigan

13.      15 Leigh Fisher
         Suite 400
         El Paso, Texas  79006

14.      1401 165th Street
         Hammond, Indiana  46320

15.      200 Russell Street
         Hammond, Indiana  46320
         (temporary location)

16.      4361 International Boulevard
         Hapeville, Georgia  30354
         (temporary location)

17.      4100 Henry Ford II Avenue, S.W.
         Atlanta, Georgia  30321

18.      1725 East Main Street
         Duncan, South Carolina  29334

19.      45 Corporate Woods Drive
         Bridgeton, Missouri  63044

                                                                   SCHEDULE IV-B


                          LS ACQUISITION CORP. NO. 14
                      Locations of Inventory and Equipment

21557 Telegraph Road
Southfield, Michigan  48034

                                                                   SCHEDULE IV-C


                       LEAR SEATING HOLDINGS CORP. NO. 50
                      Locations of Inventory and Equipment

21557 Telegraph Road
Southfield, Michigan  48034

                                                                   SCHEDULE IV-D


                             PROGRESS PATTERN CORP.
                      Locations of Inventory and Equipment

21555 Telegraph Road
Southfield, Michigan  48034

                                                                   SCHEDULE IV-E


                              LEAR PLASTICS CORP.
                      Locations of Inventory and Equipment

236 West Clark Street
Mendon, Michigan  49072

                                                                   SCHEDULE IV-F


                       LS ACQUISITION CORPORATION. NO. 24
                      Locations of Inventory and Equipment

21557 Telegraph Road
Southfield, Michigan  48034

                                                                   SCHEDULE IV-G


                          FAIR HAVEN INDUSTRIES, INC.
                      Locations of Inventory and Equipment

7445 Mayer Road
Fair Haven, Michigan  48023

                                                                    SCHEDULE V-A


                            LEAR SEATING CORPORATION
                             Chief Executive Office

21557 Telegraph Road
Southfield, Michigan  48034

                                                                    SCHEDULE V-B


                          LS ACQUISITION CORP. NO. 14
                             Chief Executive Office

21557 Telegraph Road
Southfield, Michigan  48034

                                                                    SCHEDULE V-C


                       LEAR SEATING HOLDINGS CORP. NO. 50
                             Chief Executive Office

21557 Telegraph Road
Southfield, Michigan  48034

                                                                    SCHEDULE V-D


                             PROGRESS PATTERN CORP.
                             Chief Executive Office

21555 Telegraph Road
Southfield, Michigan  48034

                                                                    SCHEDULE V-E


                              LEAR PLASTICS CORP.
                             Chief Executive Office

236 West Clark Street
Mendon, Michigan  49072

                                                                    SCHEDULE V-F


                       LS ACQUISITION CORPORATION. NO. 24
                             Chief Executive Office

21557 Telegraph Road
Southfield, Michigan  48034

                                                                    SCHEDULE V-G


                          FAIR HAVEN INDUSTRIES, INC.
                             Chief Executive Office

7445 Mayer Road
Fair Haven, Michigan  48023

                                                                       EXHIBIT G


                                    FORM OF
                             BORROWING CERTIFICATE


                 Pursuant to subsection 5.2(f) of the Second Amended and Restated Credit Agreement, dated as of November 29, 1994, among Lear Seating Corporation (the "Borrower"), the several financial institutions parties thereto, Chemical Bank, as Agent, and Bankers Trust Company, The Bank of Nova Scotia, Citicorp USA, Inc. and Lehman Commercial Paper Inc., as Managing Agents (as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the "Credit Agreement"), each of the undersigned hereby certifies as follows:

                 1. The representations and warranties made by the Borrower and each of its Subsidiaries in the Loan Documents are true and correct in all material respects on and as of the date hereof with the same effect as if made on the date hereof.

                 2. No Default or Event of Default has occurred and is continuing on the date hereof or after giving effect to the Loans requested to be made and the Letters of Credit requested to be issued on the date hereof.

                 3. Since the Closing Date, there has been no material adverse change in the business, operations, assets, financial or other condition of the Borrower and its Subsidiaries taken as a whole.

                 Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Credit Agreement.


                                             LEAR SEATING CORPORATION


                                             By:________________________
                                                Title:


Date: _______________, 199_

                                                                       EXHIBIT H



                                    FORM OF
                   SWING LINE LOAN PARTICIPATION CERTIFICATE



                                                            ______________, 199_


[Name of Bank]
[Address]



Dear Sirs:

                 Pursuant to subsection 2.4(d) of the Second Amended and Restated Credit Agreement, dated November 29, 1994 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Credit Agreement) among LEAR SEATING CORPORATION, the several financial institutions parties thereto, CHEMICAL BANK, as Agent, and BANKERS TRUST COMPANY, THE BANK OF NOVA SCOTIA, CITICORP USA, INC. and LEHMAN COMMERCIAL PAPER INC., as Managing Agents, the undersigned hereby acknowledges receipt from you on the date hereof of _______ DOLLARS ($_______) as payment for a participating interest in the following Swing Line Loan:


Date of Swing Line Loan:                                        _______________

Principal Amount of Swing Line Loan:                            _______________



                                                  Very truly yours,

                                                  CHEMICAL BANK


                                                  By:___________________________
                                                     Title:

                                                                       EXHIBIT I


                                    FORM OF
                         COMMITMENT TRANSFER SUPPLEMENT


                 COMMITMENT TRANSFER SUPPLEMENT, dated as of the date set forth in Item 1 of Schedule I hereto, among the Transferor Bank set forth in Item 2 of Schedule I hereto (the "Transferor Bank"), each Purchasing Bank set forth in
Item 3 of Schedule I hereto (individually, a "Purchasing Bank"; collectively, the "Purchasing Banks"), and CHEMICAL BANK, as administrative agent for the Banks under the Credit Agreement described below (in such capacity, the "Agent").


                             W I T N E S S E T H :


                 WHEREAS, this Commitment Transfer Supplement is being executed and delivered in accordance with subsection 11.6(c) of the Second Amended and Restated Credit Agreement, dated as of November 29, 1994, among Lear Seating Corporation (the "Borrower"), the Transferor Bank and the other Banks parties thereto, the Agent, and Bankers Trust Company, The Bank of Nova Scotia, Citicorp USA, Inc. and Lehman Commercial Paper Inc., as Managing Agents (as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the "Credit Agreement"; capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Credit Agreement);

                 WHEREAS, each Purchasing Bank (if it is not already a Bank party to the Credit Agreement) wishes to become a Bank party to the Agreement; and

                 WHEREAS, the Transferor Bank is selling and assigning to each Purchasing Bank, rights, obligations and commitments under the Credit Agreement;

                 NOW, THEREFORE, the parties hereto hereby agree as follows:

                 1. Upon receipt by the Agent of five counterparts of this Commitment Transfer Supplement, to each of which is attached a fully completed Schedule I and Schedule II, and each of which has been executed by the Transferor Bank, each Purchasing Bank (and any other person required by the Credit Agreement to execute this Commitment Transfer Supplement), the Agent will transmit to the Borrower, the Transferor Bank and each Purchasing Bank a Transfer Effective Notice, substantially in the form of Schedule III to this Commitment Transfer Supplement (a "Transfer Effective Notice"). Such Transfer Effective Notice shall set forth, inter alia, the date on which the transfer effected by this Commitment

Transfer Supplement shall become effective (the "Transfer Effective Date"), which date shall be the fifth Business Day following the date of such Transfer Effective Notice. From and after the Transfer Effective Date each Purchasing Bank shall be a Bank party to the Credit Agreement for all purposes thereof.

                 2. At or before 12:00 Noon, local time of the Transferor Bank, on the Transfer Effective Date, each Purchasing Bank shall pay to the Transferor Bank, in immediately available funds, an amount equal to the purchase price, as agreed between the Transferor Bank and such Purchasing Bank (the "Purchase Price"), of the portion being purchased by such Purchasing Bank (such Purchasing Bank's "Purchased Percentage") of the outstanding Loans and other amounts owing to the Transferor Bank under the Credit Agreement, the Notes and the Letters of Credit. Effective upon receipt by the Transferor Bank of the Purchase Price from a Purchasing Bank, the Transferor Bank hereby irrevocably sells, assigns and transfers to such Purchasing Bank, without recourse, representation or warranty, and such Purchasing Bank hereby irrevocably purchases, takes and assumes from the Transferor Bank, such Purchasing Bank's Purchased Percentage of the Commitments and the presently outstanding Loans and other amounts owing to the Transferor Bank under the Credit Agreement, the Notes and the Letters of Credit together with all instruments, documents and collateral security pertaining thereto.

                 3. The Transferor Bank has made arrangements with each Purchasing Bank with respect to (a) the portion, if any, to be paid, and the date or dates for payment, by the Transferor Bank to such Purchasing Bank of any fees heretofore received by the Transferor Bank pursuant to the Credit Agreement prior to the Transfer Effective Date and (b) the portion, if any, to be paid, and the date or dates for payment, by such Purchasing Bank to the Transferor Bank of fees or interest received by such Purchasing Bank pursuant to the Credit Agreement from and after the Transfer Effective Date.

                 4. (a) All principal payments that would otherwise be payable from and after the Transfer Effective Date to or for the account of the Transferor Bank pursuant to the Credit Agreement, the Notes and the Letters of Credit shall, instead, be payable to or for the account of the Transferor Bank and the Purchasing Banks, as the case may be, in accordance with their respective interests as reflected in this Commitment Transfer Supplement.

                 (b) All interest, fees and other amounts that would otherwise accrue for the account of the Transferor Bank from and after the Transfer Effective Date pursuant to the Credit Agreement, the Notes and the Letters of Credit shall, instead, accrue for the account of, and be payable to, the Transferor Bank and the Purchasing Banks, as the case may be, in accordance with their respective interests as reflected in this Commitment

Transfer Supplement. In the event that any amount of interest, fees or other amounts accruing prior to the Transfer Effective Date was included in the Purchase Price paid by any Purchasing Bank, the Transferor Bank and such Purchasing Bank will make appropriate arrangements for payment by the Transferor Bank to such Purchasing Bank of such amount upon receipt thereof from the Borrower.

                 5. On or prior to the Transfer Effective Date, the Transferor Bank will deliver to the Agent its Revolving Credit Note. On or prior to the Transfer Effective Date, the Borrower will deliver to the Agent Revolving Credit Notes for each Purchasing Bank and the Transferor Bank, in each case in principal amounts reflecting, in accordance with the Credit Agreement, their respective Commitments (as adjusted pursuant to this Commitment Transfer Supplement). As provided in subsection 11.6(c) of the Credit Agreement, each such new Revolving Credit Note shall be dated the Closing Date. Promptly after the Transfer Effective Date, the Agent will send to each of the Transferor Bank and the Purchasing Banks its new Revolving Credit Note and will send to the Borrower the superseded Revolving Credit Note of the Transferor Bank, marked "Cancelled".

                 6. Concurrently with the execution and delivery hereof, the Transferor Bank will provide to each Purchasing Bank (if it is not already a Bank party to the Credit Agreement) copies of all documents delivered to the Transferor Bank on the Closing Date in satisfaction of the conditions precedent set forth in the Credit Agreement.

                 7. Each of the parties to this Commitment Transfer Supplement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Commitment Transfer Supplement.

                 8. By executing and delivering this Commitment Transfer Supplement, the Transferor Bank and each Purchasing Bank confirm to and agree with each other and the Agent and the Banks as follows: (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, the Transferor Bank makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, the Notes, the Letters of Credit or any other Loan Document or other instrument or document furnished pursuant thereto; (b) the Transferor Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under the Credit Agreement, the Notes, the

Letters of Credit or any other Loan Document or other instrument or document furnished pursuant thereto; (c) each Purchasing Bank confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in subsection 6.1, the financial statements delivered pursuant to subsection 7.1, if any, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Commitment Transfer Supplement; (d) each Purchasing Bank will, independently and without reliance upon the Agent, the Transferor Bank or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (e) each Purchasing Bank appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Section 10 of the Credit Agreement; and (f) each Purchasing Bank agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank.

                 9. Each party hereto represents and warrants to and agrees with the Agent that it is aware of and will comply with the provisions of subsection 11.6(g) of the Credit Agreement.

                 10. Schedule II hereto sets forth the revised Commitments and Commitment Percentages of the Transferor Bank and each Purchasing Bank as well as administrative information with respect to each Purchasing Bank.

                 11. THIS COMMITMENT TRANSFER SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


                 IN WITNESS WHEREOF, the parties hereto have caused this Commitment Transfer Supplement to be executed by their respective duly authorized officers on Schedule I hereto as of the date set forth in Item 1 of
Schedule I hereto.

                                                                      SCHEDULE I
                                                                              TO
                                                                      COMMITMENT
                                                                        TRANSFER
                                                                      SUPPLEMENT


                         COMPLETION OF INFORMATION AND
                           SIGNATURES FOR COMMITMENT
                              TRANSFER SUPPLEMENT


                 Re: Second Amended and Restated Credit Agreement, dated November __, 1994 with Lear
                          Seating Corporation as Borrower.


Item 1 (Date of Commitment                 [Insert date of Commitment
       Transfer Supplement):               Transfer Supplement]

Item 2 (Transferor Bank):                  [Insert name of Transferor Bank]

Item 3 (Purchasing Bank[s]):               [Insert name[s] of Purchasing
                                           Bank[s]]

Item 4  (Signatures of Parties
to Commitment Transfer
Supplement):                               _______________________, as
                                               Transferor Bank


                                           By:_________________________
                                              Title:


                                           _______________________, as
                                               Purchasing Bank


                                           By:_________________________
                                              Title:


                                           _______________________, as
                                               Purchasing Bank


                                           By:_________________________
                                              Title:

CONSENTED TO AND ACKNOWLEDGED:

LEAR SEATING CORPORATION


By:_________________________
   Title:


CHEMICAL BANK, as Agent


By:_________________________
   Title:



[Consents required only when
Purchasing Bank is not already
a Bank or Affiliate thereof]


ACCEPTED FOR RECORDATION
  IN REGISTER:

CHEMICAL BANK, as Agent


By:_________________________
   Title:

                                                                     SCHEDULE II
                                                                   TO COMMITMENT
                                                                        TRANSFER
                                                                      SUPPLEMENT



                       LIST OF LENDING OFFICES, ADDRESSES
                       FOR NOTICES AND COMMITMENT AMOUNTS


[Name of Transferor
Bank]                     Revised Commitment Amount:                $________
                          -------------------------

                          Revised Commitment Percentage:             ________
                          -----------------------------


[Name of Purchasing
Bank]                     New Commitment Amount:                    $________
                          ---------------------

                          New Commitment Percentage:                 ________
                          -------------------------


Address for Notices:
-------------------

[Address]
Attention:
Telephone:
Telecopier:

                                                                    SCHEDULE III
                                                                   TO COMMITMENT
                                                                        TRANSFER
                                                                      SUPPLEMENT


                                    Form of
                           Transfer Effective Notice


To:  Lear Seating Corporation
     [Insert names of Transferor Bank and
      each Purchasing Bank]

                 The undersigned, as Agent [delegate of the Agent performing administrative functions of the Agent] under the Second Amended and Restated Credit Agreement, dated as of November 29, 1994, among Lear Seating Corporation, the Banks parties thereto, Chemical Bank, as Agent, and Bankers Trust Company, The Bank of Nova Scotia, Citicorp USA, Inc. and Lehman Commercial Paper Inc., as Managing Agents, acknowledges receipt of five executed counterparts of a completed Commitment Transfer Supplement, as described in Schedule I hereto. [Note: attach copy of Schedule I from Commitment Transfer Supplement.] Terms defined in such Commitment Transfer Supplement are used herein as therein defined.

                 1. Pursuant to such Commitment Transfer Supplement, you are advised that the Transfer Effective Date will be _________. [Insert fifth Business Day following date of Transfer Effective Notice.]

                 2. Pursuant to such Commitment Transfer Supplement, the Transferor Bank is required to deliver to the Agent on or before the Transfer Effective Date its Note.

                 3. Pursuant to such Commitment Transfer Supplement, the Borrower is required to deliver to the Agent on or before the Transfer
Effective Date the following Revolving Credit Notes, each dated November   ,
1994:

                 [Describe each new Revolving Credit Note for Transferor Bank and each Purchasing Bank as to principal amount and payee.]

                 4. Pursuant to such Commitment Transfer Supplement, each Purchasing Bank is required to pay its Purchase Price to the Transferor Bank at or before 12:00 Noon on the Transfer Effective Date in immediately available funds.

                 5. Pursuant to such Commitment Transfer Supplement, promptly after the Transfer Effective Date, the undersigned will send to the Borrower the superseded Revolving Credit Note of the Transferor Bank, marked "Cancelled".

                                        Very truly yours,

                                        CHEMICAL BANK


                                        By:_________________________
                                           Title: